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                      NORWEST ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                     UNITED STATES TRUST COMPANY OF NEW YORK

                                    (Trustee)

                                       and

                            FIRST UNION NATIONAL BANK

                              (Trust Administrator)



                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 26, 1998

                                 $300,137,055.08




                       Mortgage Pass-Through Certificates
                                  Series 1998-5





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
                                TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

Section 1.01. Definitions.......................................................
Section 1.02. Acts of Holders...................................................
Section 1.03. Effect of Headings and Table of Contents..........................
Section 1.04. Benefits of Agreement.............................................

                                   ARTICLE II

       CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans......................................
Section 2.02. Acceptance by Trust Administrator.................................
Section 2.03. Representations and Warranties of the Master Servicer
              and the Seller....................................................
Section 2.04. Execution and Delivery of Certificates............................
Section 2.05. Designation of Certificates; Designation of  Startup
              Day and Latest Possible Maturity Date.............................

                                   ARTICLE III

       ADMINISTRATION OF THE TRUST ESTATE: SERVICING OF THE MORTGAGE LOANS

Section 3.01. Certificate Account...............................................
Section 3.02. Permitted Withdrawals from the Certificate Account................
Section 3.03. Advances by Master Servicer and Trust Administrator...............
Section 3.04. Trust Administrator to Cooperate;  Release of Owner
              Mortgage Loan Files...............................................
Section 3.05. Reports to the Trustee and Trust Administrator; Annual
              Compliance Statements.............................................
Section 3.06. Title, Management and Disposition of Any REO Mortgage Loan........
Section 3.07. Amendments to Servicing Agreements,  Modification of
              Standard Provisions...............................................
Section 3.08. Oversight of Servicing............................................
Section 3.09. Termination and Substitution of Servicing Agreements..............
Section 3.10. Application of Net Liquidation Proceeds...........................
Section 3.11. 1934 Act Reports..................................................

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
             PAYMENTS TO CERTIFICATEHOLDERS; STATEMENTS AND REPORTS

Section 4.01. Distributions.....................................................
Section 4.02. Allocation of Realized Losses.....................................
Section 4.03. Paying Agent......................................................
Section 4.04. Statements to Certificateholders;  Report to the
              Trust Administrator and the Seller................................
Section 4.05. Reports to Mortgagors and the Internal Revenue Service............
Section 4.06  Calculation of Amounts; Binding Effect of Interpretations
              and Actions of Master Servicer....................................

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01. The Certificates..................................................
Section 5.02. Registration of Transfer and Exchange of Certificates.............
Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.................
Section 5.04. Persons Deemed Owners.............................................
Section 5.05. Access to List of Certificateholders' Names and Addresses.........
Section 5.06. Maintenance of Office or Agency...................................
Section 5.07. Definitive Certificates...........................................
Section 5.08. Notices to Clearing Agency........................................

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01. Liability of the Seller and the Master Servicer...................
Section 6.02. Merger or Consolidation of the Seller or the Master Servicer......
Section 6.03. Limitation on Liability of the Seller, the Master Servicer
              and Others........................................................
Section 6.04. Resignation of the Master Servicer................................
Section 6.05. Compensation to the Master Servicer...............................
Section 6.06. Assignment or Delegation of Duties by Master Servicer.............
Section 6.07. Indemnification of Trustee, Trust Administrator and
              Seller by Master Servicer.........................................

                                   ARTICLE VII

                                     DEFAULT

Section 7.01. Events of Default.................................................
Section 7.02. Other Remedies of Trustee.........................................
Section 7.03. Directions by Certificateholders and  Duties of Trustee
              During Event of Default...........................................
Section 7.04. Action upon Certain Failures of the  Master Servicer and upon Event of Default.........................................
Section 7.05. Trust Administrator to Act; Appointment of Successor..............
Section 7.06. Notification to Certificateholders................................

                                  ARTICLE VIII

               CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

Section 8.01. Duties of Trustee and Trust Administrator.........................
Section 8.02. Certain Matters Affecting the Trustee and the
              Trust Administrator...............................................
Section 8.03. Neither Trustee nor Trust Administrator Required to
              Make Investigation................................................
Section 8.04. Neither Trustee nor Trust Administrator Liable for
              Certificates or Mortgage Loans....................................
Section 8.05. Trustee and Trust Administrator May Own Certificates..............
Section 8.06. The Master Servicer to Pay Fees and Expenses......................
Section 8.07. Eligibility Requirements..........................................
Section 8.08. Resignation and Removal...........................................
Section 8.09. Successor.........................................................
Section 8.10. Merger or Consolidation...........................................
Section 8.11. Authenticating Agent..............................................
Section 8.12. Separate Trustees and Co-Trustees.................................
Section 8.13. Appointment of Custodians.........................................
Section 8.14. Tax Matters; Compliance with REMIC Provisions.....................
Section 8.15. Monthly Advances..................................................

                                   ARTICLE IX

                                   TERMINATION

Section 9.01. Termination upon Purchase by the  Seller or
              Liquidation of All Mortgage Loans.................................
Section 9.02. Additional Termination Requirements...............................

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01. Amendment........................................................
Section 10.02. Recordation of Agreement.........................................
Section 10.03. Limitation on Rights of Certificateholders.......................
Section 10.04. Governing Law; Jurisdiction......................................
Section 10.05. Notices..........................................................
Section 10.06. Severability of Provisions.......................................
Section 10.07. Special Notices to Rating Agencies...............................
Section 10.08. Covenant of Seller...............................................
Section 10.09. Recharacterization...............................................

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01. Class A Fixed Pass-Through Rate..................................
Section 11.02. Cut-Off Date.....................................................
Section 11.03. Cut-Off Date Aggregate Principal Balance.........................
Section 11.04. Original Class A Percentage......................................
Section 11.05. Original Class A Subclass Principal Balances.....................
Section 11.06. Original Class A Non-PO Principal Balance........................
Section 11.07. Original Class A-5 Notional Amount...............................
Section 11.08. Original Subordinated Percentage.................................
Section 11.9.  Original Class M Percentage......................................
Section 11.10. Original Class M Principal Balance...............................
Section 11.11. Original Class M Fractional Interest.............................
Section 11.12. Original Class B-1 Percentage....................................
Section 11.13. Original Class B-2 Percentage....................................
Section 11.14. Original Class B-3 Percentage....................................
Section 11.15. Original Class B-4 Percentage....................................
Section 11.16. Original Class B-5 Percentage....................................
Section 11.17. Original Class B Principal Balance...............................
Section 11.18. Original Class B Subclass Principal Balances.....................
Section 11.19. Original Class B-1 Fractional Interest...........................
Section 11.20. Original Class B-2 Fractional Interest...........................
Section 11.21. Original Class B-3 Fractional Interest...........................
Section 11.22. Original Class B-4 Fractional Interest...........................
Section 11.23. Closing Date.....................................................
Section 11.24. Right to Purchase................................................
Section 11.25. Wire Transfer Eligibility........................................
Section 11.26. Single Certificate...............................................
Section 11.27. Servicing Fee Rate...............................................
Section 11.28. Master Servicing Fee Rate........................................

                                    EXHIBITS

EXHIBIT A-1 - Form of Face of Class A-1 Certificate

EXHIBIT A-2 - Form of Face of Class A-2 Certificate

EXHIBIT A-3 - Form of Face of Class A-3 Certificate

EXHIBIT A-4 - Form of Face of Class A-4 Certificate

EXHIBIT A-5 - Form of Face of Class A-5 Certificate

EXHIBIT A-6 - Form of Face of Class A-6 Certificate

EXHIBIT A-7 - Form of Face of Class A-7 Certificate

EXHIBIT A-8 - Form of Face of Class A-8 Certificate

EXHIBIT A-9 - Form of Face of Class A-9 Certificate

EXHIBIT A-10 - Form of Face of Class A-10 Certificate

EXHIBIT A-11 - Form of Face of Class A-11 Certificate

EXHIBIT A-12 - Form of Face of Class A-12 Certificate

EXHIBIT A-13 - Form of Face of Class A-13 Certificate

EXHIBIT A-14 - Form of Face of Class A-14 Certificate

EXHIBIT A-15 - Form of Face of Class A-15 Certificate

EXHIBIT A-PO - Form of Face of Class A-PO Certificate

EXHIBIT A-R - Form of Face of Class A-R Certificate

EXHIBIT A-LR - Form of Face of Class A-LR Certificate

EXHIBIT B-1 - Form of Face of Class B-1 Certificate

EXHIBIT B-2 - Form of Face of Class B-2 Certificate

EXHIBIT B-3 - Form of Face of Class B-3 Certificate

EXHIBIT B-4 - Form of Face of Class B-4 Certificate

EXHIBIT B-5 - Form of Face of Class B-5 Certificate

EXHIBIT C - Form of Face of Class M Certificate

EXHIBIT D - Form of Reverse of Series 1998-5 Certificates

EXHIBIT E - Custodial Agreement

EXHIBIT F-1 - Schedule  of Mortgage  Loans  Serviced  by Norwest  Mortgage  from locations other than Frederick, Maryland

EXHIBIT  F-2 - Schedule  of  Mortgage  Loans  Serviced  by Norwest  Mortgage  in
               Frederick, Maryland

EXHIBIT F-3 - Schedule of Mortgage Loans Serviced by Other Servicers

EXHIBIT G - Request for Release

EXHIBIT H - Affidavit  Pursuant to Section  860E(e)(4)  of the Internal  Revenue
            Code of 1986, as amended,  and for Non-ERISA  Investors

EXHIBIT I - Letter from Transferor of Residual Certificates

EXHIBIT J - Transferee's Letter (Class [A-PO] [B-3] [B-4] [B-5] Certificates)

EXHIBIT K - Transferee's Letter (Class [M] [B-1] [B-2] Certificates)

EXHIBIT L - Servicing Agreements

EXHIBIT M - Form of Special Servicing Agreement

EXHIBIT N - Transferee's Letter (Class [A-9] [A-13])

     This Pooling and Servicing Agreement, dated as of February 26, 1998 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee and FIRST UNION NATIONAL BANK, as Trust Administrator.

                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Trustee and the Trust Administrator agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions.

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

     Accretion Termination Date: (A) for the Class A-7 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balance of the Class A-6 Certificates has been reduced to zero or (ii) the Cross-Over Date; (B) for the Class A-8 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balances of the Class A-6 and Class A-7 Certificates have been reduced to zero or (ii) the Cross-Over Date; (C) for the Class A-9 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balances of the Class A-6, Class A-7 and Class A-8 Certificates have been reduced to zero or (ii) the Cross-Over Date; (D) for the Class A-11 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balance of the Class A-10 Certificates has been reduced to zero or (ii) the Cross-Over Date; (E) for the Class A-12 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balances of the Class A-10 and Class A-11 Certificates have been reduced to zero or (ii) the Cross-Over Date; and (F) for the Class A-13 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balances of the Class A-10, Class A-11 and Class A-12 Certificates have been reduced to zero or (ii) the Cross-Over Date.

     Accrual Certificates: The Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-11 Certificates, Class A-12 Certificates and Class A-13 Certificates.

     Accrual Distribution Amount: As to any Distribution Date prior to the applicable Accretion Termination Date and any Subclass of Accrual Certificates, an amount equal to the sum of (i) the Class A Subclass Interest Percentage of such Subclass of Accrual Certificates of the Current Class A Interest Distribution Amount and (ii) the Class A Subclass Interest Shortfall Percentage of such Subclass of Accrual Certificates of the amount distributed in respect of the Class A Subclasses pursuant to Paragraph second of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date on or after the applicable Accretion Termination Date, zero.

     Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Principal Balance: As to any Distribution Date and the Class M Certificates or any Class B Subclass, the greater of (A) zero and (B) (i) the principal balance of such Class or Subclass with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less, with respect to the Class M Certificates, the Class B Principal Balance or, with respect to any Class B Subclass, the Class B Subclass Principal Balances for any Class B Subclasses with higher numerical designations.

     Adjustment Amount: For any Distribution Date, the difference between (A) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount and Class B-5 Optimal Principal Amount.

     Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

     Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

     Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

     Authenticating  Agent:  Any  authenticating  agent  appointed  by the Trust
Administrator   pursuant  to  Section   8.11.   There  shall   initially  be  no
Authenticating Agent for the Certificates.

     Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

     Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

     Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trust Administrator in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

     Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $100,000 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

     Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

     Book-Entry  Certificate:  Any of the  Class  A-1  Certificates,  Class  A-2
Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-10
Certificates, Class A-11 Certificates, Class A-12 Certificates or Class A-15 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the Class A Certificates, Class M Certificates or Class B Certificates.

     Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

     Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trust Administrator.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

     Class: All certificates whose form is identical except for (i) variations in the Percentage Interest evidenced thereby and (ii) in the case of the Class A Certificates and Class B Certificates, variations in Subclass designation and other Subclass characteristics.

     Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5
Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14
Certificates, Class A-15 Certificates, Class A-PO Certificates, Class A-R Certificate or Class A-LR Certificate.

     Class A Certificateholder:  The registered holder of a Class A Certificate.

     Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Subclasses of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a)(i) on such Distribution Date.

     Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

     Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date.

     Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Class A Subclass Principal Balances of the Class A Certificates (other than the Accrual Certificates and the Class A-PO Certificates), and (ii) with respect to each Subclass of Accrual Certificates, the lesser of the Class A Subclass Principal Balance of such Subclass of Accrual Certificates and the Original Class A Subclass Principal Balance of such Subclass of Accrual Certificates.

     Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the sum of the Class A Subclass Unpaid Interest Shortfalls for each Class A Subclass and
(iii) the Class A Non-PO Optimal Principal Amount.

     Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

          (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

     Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Subclasses pursuant to Paragraph third clause (A) of Section 4.01(a)(i).

     Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Class A Subclass Principal Balance of the Class A-PO Certificates.

     Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the sum of (i) the sum of the applicable Accrual Distribution Amounts, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

     Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

     Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in February 2003, 100%. As to any Distribution Date subsequent to February 2003 to and including the Distribution Date in February 2004, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2004 to and including the Distribution Date in February 2005, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2005 to and including the Distribution Date in February 2006, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2006 to and including the Distribution Date in February 2007, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2007, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of (a) Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the February preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class M Principal Balance and the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including March 2003 and February 2004, (2) 35% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including March 2004 and February 2005, (3) 40% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including March 2005 and February 2006, (4) 45% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including March 2006 and February 2007, and
(5) 50% of the Original Subordinated Principal Balance if such Distribution Date occurs during or after March 2007. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trust Administrator, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

     Class A Principal Balance: As of any date, an amount equal to the sum of the Class A Subclass Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9
Certificates,  Class  A-10  Certificates,  Class A-11  Certificates,  Class A-12
Certificates, Class A-13 Certificates, Class A-14 Certificates, Class A-15 Certificates, Class A-PO Certificates, Class A-R Certificate and Class A-LR Certificate.

     Class A Subclass: Any of the Subclasses of Class A Certificates consisting of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13
Certificates, Class A-14 Certificates, Class A-15 Certificates, Class A-PO Certificates, Class A-R Certificate and Class A-LR Certificate.

     Class A Subclass Distribution Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-5 Certificates, Class A-14
Certificates,   any   Subclass   of   Accrual   Certificates,   and  Class  A-PO
Certificates), the amount distributable to such Class A Subclass pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i). As to any Subclass of Accrual Certificates, (a) as to any Distribution Date prior to their applicable Accretion Termination Date, the amount distributable to such Subclass of Accrual Certificates pursuant to the provisos in Paragraphs first and second of Section 4.01(a)(i) and Paragraph third clause (A) of Section 4.01(a)(i) and
(b) as to any Distribution Date on or after the applicable Accretion Termination Date, the amount distributable to such Subclass of Accrual Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i). As to the Class A-5 Certificates, the amount distributable to such Class A Subclass pursuant to Paragraphs first and second of Section 4.01(a)(i). As to the Class A-14 Certificates, the amount distributable pursuant to Paragraph third clause
(A) of Section 4.01(a)(i). As to the Class A-PO Certificates, the amount distributable pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i).

     Class A Subclass Interest Accrual Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-5, Class A-14 and Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Subclass
Pass-Through  Rate  for  such  Class A  Subclass  and (b) the  Class A  Subclass
Principal Balance of such Class A Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of such Class A Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date,
(y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). As to any Distribution Date and the Class A-5 Certificates, the Class A-5 Interest Accrual Amount. The Class A-14 and Class A-PO Certificates have no Class A Subclass Interest Accrual Amount.

     Class A Subclass Interest Percentage: As to any Distribution Date and any Class A Subclass, the percentage calculated by dividing the Class A Subclass Interest Accrual Amount of such Class A Subclass (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount).

     Class A Subclass Interest Shortfall Amount: As to any Distribution Date and any Subclass of Class A Certificates, any amount by which the Class A Subclass Interest Accrual Amount of such Class A Subclass with respect to such Distribution Date exceeds the amount distributed in respect of such Class A Subclass on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i) including, in the case of a Subclass of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount for such Subclass pursuant to clause (i) of the definition thereof.

     Class A Subclass Interest Shortfall Percentage: As to any Distribution Date and Class A Subclass, the percentage calculated by dividing the Class A Subclass Unpaid Interest Shortfall for such Class A Subclass by the Class A Unpaid Interest Shortfall, in each case determined as of the Business Day preceding the applicable Distribution Date.

     Class A Subclass Loss Percentage: As to any Determination Date and any Subclass of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Class A Subclass Principal Balance of such Subclass (or, in the case of a Subclass of Accrual Certificates, the Original Class A Subclass Principal Balance of such Subclass, if lower) by the Class A Loss Denominator (determined without regard to any such Class A Subclass Principal Balance of any Class A Subclass not then outstanding), in each case determined as of the preceding Determination Date.

     Class A Subclass Pass-Through Rate: As to the Class A-4, Class A-5, Class A-15, Class A-R and Class A-LR Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-1 and Class A-2 Certificates, 6.400% per annum. As to the Class A-3 Certificates, 6.500% per annum. As to the Class A-6, Class A-7, Class A-8 and Class A-9 Certificates, 7.000% per annum. As to the Class A-10, Class A-11, Class A-12 and Class A-13 Certificates, 6.900% per annum. The Class A-14 and Class A-PO Certificates are not entitled to interest and have no Class A Subclass Pass-Through Rate.

     Class A Subclass Principal Balance: As of the first Determination Date and as to any Class A Subclass (other than the Class A-5 Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class A Subclass (other than the Class A-5 and Class A-PO Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass (increased in the case of a Subclass of Accrual Certificates by the applicable Principal Accretion Amounts with respect to prior Distribution Dates) less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C), if applicable, from the Accrual Distribution Amounts for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Class A Subclass pursuant to Section 4.02(b). After the Cross-Over Date, each such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date. The Class A-5 Certificates have no Class A Subclass Principal Balance.

     As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Cross-Over Date, such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Class A Subclass Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

     Class A Subclass Unpaid Interest Shortfall: As to any Distribution Date and Class A Subclass, the amount, if any, by which the aggregate of the Class A Subclass Interest Shortfall Amounts for such Class A Subclass for prior Distribution Dates is in excess of the amounts distributed in respect of such Class A Subclass (or, in the case of a Subclass of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the applicable Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

     Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Subclass Unpaid Interest Shortfalls for all the Class A Subclasses.

     Class A Voting Interest: The sum of (A) the product of (i) the then applicable Class A Percentage and (ii) the Non-PO Voting Interest and (B) the Pool Balance (PO Portion) divided by the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

     Class A-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit D hereto.

     Class  A-1  Certificateholder:   The  registered  holder  of  a  Class  A-1
Certificate.

     Class A-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit D hereto.

     Class  A-2  Certificateholder:   The  registered  holder  of  a  Class  A-2
Certificate.

     Class A-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit D hereto.

     Class  A-3  Certificateholder:   The  registered  holder  of  a  Class  A-3
Certificate.

     Class A-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit D hereto.

     Class  A-4  Certificateholder:   The  registered  holder  of  a  Class  A-4
Certificate.

     Class A-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit D hereto.

     Class  A-5  Certificateholder:   The  registered  holder  of  a  Class  A-5
Certificate.

     Class A-5 Interest Accrual Amount: As to any Distribution Date, (i) the product of (A) 1/12th of the Class A Subclass Pass-Through Rate for the Class A-5 Certificates and (B) the Class A-5 Notional Amount as of such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-5 Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

     Class A-5 Notional Amount: As to any Distribution Date, the sum of 5.1851851852% of the Class A Subclass Principal Balance of the Class A-1 Certificates, 5.1851851852% of the Class A Subclass Principal Balance of the Class A-2 Certificates and 3.7037037037% of the Class A Subclass Principal Balance of the Class A-3 Certificates.

     Class A-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit D hereto.

     Class  A-6  Certificateholder:   The  registered  holder  of  a  Class  A-6
Certificate.

     Class A-7 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit D hereto.

     Class  A-7  Certificateholder:   The  registered  holder  of  a  Class  A-7
Certificate.

     Class A-8 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit D hereto.

     Class  A-8  Certificateholder:   The  registered  holder  of  a  Class  A-8
Certificate.

     Class A-9 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit D hereto.

     Class  A-9  Certificateholder:   The  registered  holder  of  a  Class  A-9
Certificate.

     Class A-10 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit D hereto.

     Class A-10 Certificateholder: The registered holder of a Class A-10 Certificate.

     Class A-11 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit D hereto.

     Class A-11 Certificateholder: The registered holder of a Class A-11 Certificate.

     Class A-12 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-12 and Exhibit D hereto.

     Class A-12 Certificateholder: The registered holder of a Class A-12 Certificate.

     Class A-13 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-13 and Exhibit D hereto.

     Class A-13 Certificateholder: The registered holder of a Class A-13 Certificate.

     Class A-14 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-14 and Exhibit D hereto.

     Class A-14 Certificateholder: The registered holder of a Class A-14 Certificate.

     Class A-15 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-15 and Exhibit D hereto.

     Class A-15 Certificateholder: The registered holder of a Class A-15 Certificate.

     Class A-L1 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L1 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is equal to 5.1851851852% of the Class A Subclass Principal Balance of the Class A-1 Certificates and the denominator of which is equal to the Interest Fraction Denominator.

     Class A-L2 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L2 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is equal to 5.1851851852% of the Class A Subclass Principal Balance of the Class A-2 Certificates and the denominator of which is equal to the Interest Fraction Denominator.

     Class A-L3 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L3 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is equal to 3.7037037037% of the Class A Subclass Principal Balance of the Class A-3 Certificates and the denominator of which is equal to the Interest Fraction Denominator.

     Class A-L4 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L6 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L7 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L10 Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L11 Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L14 Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-LPO Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-LR Certificate: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit D hereto.

     Class A-LR Certificateholder: The registered holder of the Class A-LR Certificate.

     Class A-LUR Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-PO Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit D hereto.

     Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

     Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (i) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a)(i) and (ii) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

     Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of

          (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section
     2.02 or 2.03;

          (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

     Class A-R Certificate: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit D hereto.

     Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

     Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

     Class B Certificateholder: The registered holder of a Class B Certificate.

     Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Class B Subclass Interest Accrual Amounts with respect to such Distribution Date.

     Class B Pass-Through Rate: As to any Distribution Date, 6.750% per annum.

     Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance and Class B-5 Principal Balance.

     Class  B  Subclass:   Any  of  the  Class  B-1   Certificates,   Class  B-2
Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

     Class B Subclass Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Distribution Amounts.

     Class B Subclass Interest Accrual Amount: As to any Distribution Date and any Class B Subclass, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Class B Subclass Principal Balance of such Class B Subclass as of the Determination Date preceding such Distribution Date minus
(ii) the Class B Subclass Interest Percentage of such Class B Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess
Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

     Class B Subclass Interest Percentage: As to any Distribution Date and any Class B Subclass, the percentage calculated by dividing the Class B Subclass Interest Accrual Amount of such Class B Subclass (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class B Subclass Interest Accrual Amount).

     Class B Subclass Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest
Shortfall Amount, Class B-4 Interest Shortfall Amount or Class B-5 Interest Shortfall Amount.

     Class B Subclass  Loss  Percentage:  As to any  Determination  Date and any
Class B Subclass then outstanding, the percentage calculated by dividing the Class B Subclass Principal Balance of such Class B Subclass by the Class B Principal Balance (determined without regard to any Class B Subclass Principal Balance of any Class B Subclass not then outstanding), in each case determined as of the preceding Determination Date.

     Class B Subclass Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage or Class B-5 Percentage.

     Class B Subclass  Prepayment  Percentage:  Any of the Class B-1  Prepayment
Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage or Class B-5 Prepayment Percentage.

     Class B Subclass Principal Balance: Any of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

     Class B Subclass Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid
Interest Shortfall, Class B-4 Unpaid Interest Shortfall or Class B-5 Unpaid Interest Shortfall.

     Class B-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit D hereto.

     Class  B-1  Certificateholder:   The  registered  holder  of  a  Class  B-1
Certificate.

     Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

     Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

     Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

     Class B-1 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Percentage for such Distribution Date will be zero.

     Class B-1 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Prepayment Percentage for such Distribution Date will be zero.

     Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class M Principal Balance as of such Determination Date.

     Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

     Class B-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit D hereto.

     Class  B-2  Certificateholder:   The  registered  holder  of  a  Class  B-2
Certificate.

     Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

     Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

     Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

     Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

     Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

     Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance the Class M Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

     Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

     Class B-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit D hereto.

     Class  B-3  Certificateholder:   The  registered  holder  of  a  Class  B-3
Certificate.

     Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a)(i).

     Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

     Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

     Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

     Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

     Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses through such Determination Date allocated to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

     Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

     Class B-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit D hereto.

     Class  B-4  Certificateholder:   The  registered  holder  of  a  Class  B-4
Certificate.

     Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a)(i).

     Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a)(i).

     Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

     Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

     Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

     Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

     Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

     Class B-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit D hereto.

     Class  B-5  Certificateholder:   The  registered  holder  of  a  Class  B-5
Certificate.

     Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs twentieth, twenty-first, and twenty-second of Section 4.01(a)(i).

     Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

     Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

     Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

     Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

     Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

     Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

     Class B-L1 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L2 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L3 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L4 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L5 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class M Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit C and Exhibit D hereto.

     Class M Certificateholder: The registered holder of a Class M Certificate.

     Class M Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class M Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

     Class M Interest Accrual Amount: As to any Distribution Date, an amount equal to (i) the product of 1/12th of the Class M Pass-Through Rate and the Class M Principal Balance as of the Determination Date preceding such Distribution Date minus (ii) (x) any Non-Supported Interest Shortfall allocated to the Class M Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

     Class M Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class M Interest Accrual Amount with respect to such Distribution Date exceeds the amount distributed in respect of the Class M Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

     Class M Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class M Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class M Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class M Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class M Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class M Optimal Principal Amount will equal the lesser of (A) the Class M Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class M Certificates.

     Class M Pass-Through Rate:  As to any Distribution Date, 6.750% per annum.

     Class M Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.

     Class M Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.

     Class M Principal Balance: As to the first Determination Date, the Original Class M Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class M Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class M Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a)(i) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class M Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

     Class M Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class M Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class M Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

     Class M-L Interest:  A regular  interest in the  Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

     Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.24.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     Compensating Interest: As to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

     Co-op Shares: Shares issued by private non-profit housing corporations.

     Corporate Trust Office: The principal office of the Trust Administrator or the Trustee, as the case may be, at which at any particular time its corporate trust business shall be administered, which office, with respect to the Trust Administrator, at the date of the execution of this instrument is located at 230 South Tryon Street, Charlotte, North Carolina 28288 and, with respect to the Trustee, at the date of the execution of this instrument is located at 114 West 47th Street, New York, New York 10036.

     Corresponding   Upper-Tier   Class  or   Classes:   As  to  the   following
Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes, as follows:

Uncertificated Lower-Tier Interest            Corresponding Upper-Tier
                                              Class or Classes

Class A-L1 Interest                           Class A-1 Certificates

Class A-L2 Interest                           Class A-2 Certificates

Class A-L3 Interest                           Class A-3 Certificates

Class A-L4 Interest                           Class A-4 Certificates and
                                              Class A-15 Certificates

Class A-L6 Interest                           Class A-6 Certificates

Class A-L7 Interest                           Class A-7 Certificates,
                                              Class A-8 Certificates and
                                              Class A-9 Certificates

Class A-L10 Interest                          Class A-10 Certificates

Class A-L11 Interest                          Class A-11 Certificates,
                                              Class A-12 Certificates and
                                              Class A-13 Certificates

Class A-L14 Interest                          Class A-14 Certificates

Class A-LPO Interest                          Class A-PO Certificates

Class A-LUR Interest                          Class A-R Certificate

Class B-L1 Interest                           Class B-1 Certificates

Class B-L2 Interest                           Class B-2 Certificates

Class B-L3 Interest                           Class B-3 Certificates

Class B-L4 Interest                           Class B-4 Certificates

Class B-L5 Interest                           Class B-5 Certificates

Class M-L Interest                            Class M Certificates

     Cross-Over Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

     Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

     (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

     (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

     Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Subclasses pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

     Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class B Certificates pursuant to Paragraphs eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

     Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

     Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

     Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

     Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Subclass Principal Balance of the Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

     Current Class M Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class M Fractional Interest.

     Current Class M Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class M Certificates pursuant to Paragraph fifth of Section 4.01(a)(i) on such Distribution Date.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

     Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trust Administrator, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

     Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

     Custodian: Initially, the Trust Administrator, and thereafter the Custodian, if any, hereafter appointed by the Trust Administrator pursuant to
Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee, the Trust Administrator or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

     Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

     Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

     Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

     DCR:  Duff & Phelps Credit Rating Co., or its successor in interest.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificates:  As defined in Section 5.01(b).

     Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-5 Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-5 Certificates, the amount specified on the face of such Certificate representing the portion of the Original Class A-5 Notional Amount.

     Determination  Date:  The  17th  day of the  month  in  which  the  related
Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

     Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 6.750%.

     Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

     Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

     Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trust Administrator, such that the Trust Administrator, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either of the Upper-Tier REMIC or the Lower-Tier REMIC.

     Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

          (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

          (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

          (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

          (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

          (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

     In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Prohibited Holder:  As defined in Section 5.02(d).

     Errors  and  Omissions   Policy:  As  defined  in  each  of  the  Servicing
Agreements.

     Event of Default:  Any of the events specified in Section 7.01.

     Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

     Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

     Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

     Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

     Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

     Exhibit F-3 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

     Fidelity Bond:  As defined in each of the Servicing Agreements.

     Final   Distribution  Date:  The  Distribution  Date  on  which  the  final distribution in respect of the Certificates is made pursuant to Section 9.01.

     Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 6.750%, (b) the Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each such Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

     Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 6.750%, (ii) the Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

     FNMA:  Fannie Mae or any successor thereto.

     Foreclosure  Profits:  As to any Distribution  Date, the excess, if any, of
(i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over
(ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

     Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

     Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $6,002,741.10 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

     Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

     Holder:  See "Certificateholder."

     Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, trust administrator, partner, director or person performing similar functions.

     Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

     Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

     Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

     Interest Fraction Denominator: As of any Distribution Date, the sum of (i) 5.1851851852% of the Class A Subclass Principal Balance of the Class A-1 Certificates, (ii) 5.1851851852% of the Classs A Subclass Principal Balance of the Class A-2 Certificates and (iii) 3.7037037037% of the Class A Subclass Principal Balance of the Class A-3 Certificates.

     Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

     Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

     Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trust Administrator pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

     Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

     Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

     Lower-Tier Distribution Amount:  As defined in Section 4.01(a)(ii).

     Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans (other than Fixed Retained Yield), such amounts as shall from time to time be held in the Certificate Account (other than Fixed Retained Yield), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

     Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

     Master Servicing Fee Rate:  As set forth in Section 11.28.

     Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

     Monthly Payment: As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

     Month End Interest:  As defined in each Servicing Agreement.

     Moody's:  Moody's Investors Service, Inc., or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

     Mortgage Loan Rider: The standard FNMA/FHLMC riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

     Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trust Administrator on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section
2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

        (i)     the Mortgage Loan identifying number;

        (ii)    the city, state and zip code of the Mortgaged Property;

        (iii)   the type of property;

        (iv)    the Mortgage Interest Rate;

        (v)     the Net Mortgage Interest Rate;

        (vi)    the Monthly Payment;

        (vii)   the original number of months to maturity;

        (viii)  the scheduled maturity date;

        (ix)    the Cut-Off Date Principal Balance;

        (x)     the Loan-to-Value Ratio at origination;

        (xi)    whether such Mortgage Loan is a Subsidy Loan;

        (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

        (xiii)  the Servicing Fee Rate;

        (xiv)   whether such Mortgage Loan is a T.O.P. Mortgage Loan;

        (xv)    the Master Servicing Fee;

        (xvi)   Fixed Retained Yield, if applicable; and

        (xvii) for Mortgage Loans identified on Exhibit F-3, the name of the Servicer with respect thereto.

     Such schedule may consist of multiple reports that collectively set forth all of the information required.

     Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trust Administrator on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

     Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

     Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

     Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

     Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.27 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section
11.28 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

     Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

     Non-permitted Foreign Holder:  As defined in Section 5.02(d).

     Non-PO Fraction: With respect to any Mortgage Loan, the lesser of (i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 6.750%.

     Non-PO Voting Interest: The ratio obtained by dividing the Pool Balance (Non-PO Portion) by the sum of the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

     Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trust Administrator, as the case may be, and which the Servicer or the Master Servicer or the Trust Administrator determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trust Administrator (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trust Administrator or, in the case of a Master Servicer or Trust Administrator determination, an Officer's Certificate of the Master Servicer or the Trust Administrator delivered to the Trustee, in each case detailing the reasons for such determination.

     Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance, (b) the Class M Certificates according to the percentage obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (c) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance.

     Non-U.S. Person:  As defined in Section 4.01(g).

     Norwest Mortgage:  Norwest Mortgage, Inc., or its successor in interest.

     Norwest Mortgage Correspondents: The entities, listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

     Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 and Exhibit F-2 Mortgage Loans initially by Norwest Mortgage.

     Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee or Trust Administrator, as the case may be.

     Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee or acceptable to the Trust Administrator if such opinion is to be delivered to the Trust Administrator; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

     Optimal Adjustment Event: With respect to the Class M Certificates or any Class B Subclass and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class or Subclass if: (i) the principal balance of such Class or Subclass on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such principal balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii) (a) any Class A Subclass Principal Balance would be subject to further reduction as a result of the third or sixth sentence of the definition of Class A Subclass Principal Balance or (b) with respect to any Class B Subclass, the Class M Principal Balance or the Class B Subclass Principal Balance of a Class B Subclass with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class M Principal Balance, Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

     Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

     Original Class A Non-PO Principal Balance: The sum of the Original Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, as set forth in Section 11.05.

     Original Class A Subclass Principal Balance: Any of the Original Class A Subclass Principal Balances as set forth in Section 11.05.

     Original Class A-5 Notional Amount: The Original Class A-5 Notional Amount, as set forth in Section 11.07.

     Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3
Principal Balance, Original Class B-4 Principal Balance and Original Class B-5 Principal Balance, as set forth in Section 11.17.

     Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.19.

     Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.20.

     Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.21.

     Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.22.

     Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

     Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

     Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.14.

     Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

     Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.16.

     Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

     Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

     Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

     Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

     Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

     Original Class M Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class M Fractional Interest is specified in Section 11.11.

     Original Class M Percentage: The Class M Percentage as of the Cut-Off Date, as set forth in Section 11.09.

     Original Class M Principal Balance: The Class M Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

     Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.08.

     Original Subordinated Principal Balance: The sum of the Original Class M Principal Balance and the Original Class B Principal Balance.

     Other Servicer: Any of the Servicers other than Norwest Mortgage.

     Other Servicing Agreements: The Servicing Agreements other than the Norwest Servicing Agreement.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

     Owner Mortgage Loan File: A file maintained by the Trust Administrator (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

     PAC Certificates: The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates.

     PAC Principal Amount: As defined in Section 4.01(b).

     Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

     Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

     Paying Agent: The Person authorized on behalf of the Trust Administrator, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee or the Trust Administrator. The initial Paying Agent is appointed in Section 4.03(a).

     Payment Account: The account maintained pursuant to Section 4.03(b).

     Percentage Interest: With respect to a Class A Certificate (other than the Class A-5 Certificate), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class A Subclass. With respect to a Class A-5 Certificate, the undivided percentage interest obtained by dividing the Original Class A-5 Notional Amount evidenced by such Certificate by the aggregate Original Class A-5 Notional Amount. With respect to a Class M Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class. With respect to a Class B Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class B Subclass.

     Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trust Administrator hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or the Trust Administrator and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trust Administrator, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trust Administrator to be Nonrecoverable Advances.

     Person:   Any   individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     Plan:  As defined in Section 5.02(c).

     PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

     Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

     Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

     Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trust Administrator on or prior to the Distribution Date, but excluding the following:

     (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trust Administrator has made one or more unreimbursed Periodic Advances;

     (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trust Administrator;

     (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the applicable Servicing Fee and (iii) the Master Servicing Fee;

     (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

     (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

     (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

     (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

     (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

     (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses
(a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

     (j) Net Foreclosure Profits;

     (k) Month End Interest; and

     (l) the amount of any Recoveries in respect of principal which had previously been allocated as a loss to one or more Subclasses of the Class A or Class B Certificates or the Class M Certificates pursuant to Section 4.02 other than Recoveries covered by the last sentence of Section 4.02(d).

     Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

     Premium Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of 6.750% or greater.

     Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

     Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

     Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

Distribution Date Occurring In          Prepayment Shift Percentage
March 1998 through February 2003........             0%
March 2003 through February 2004........             30%
March 2004 through February 2005........             40%
March 2005 through February 2006........             60%
March 2006 through February 2007........             80%
March 2007 and thereafter...............             100%

     Principal Accretion Amount: With respect to any Subclass of Accrual Certificates and as to any Distribution Date prior to the applicable Accretion Termination Date, an amount with respect to such Subclass equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Accrual Distribution Amount with respect to such Distribution Date.

     Principal Adjustment: In the event that the Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount or Class B-5 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for the Class M Certificates or such Class B Subclass shall equal the difference between (i) the amount that would have been distributed to such Class or Subclass as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class or Subclass.

     Principal Balance: Each of the Class A Subclass Principal Balances, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance.

     Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

     Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Priority Amount: For any Distribution Date, the lesser of (i) the Class A Subclass Principal Balance of the Class A-15 Certificates and (ii) the sum of
(A) the product of (1) the Priority Percentage, (2) the Shift Percentage and (3) the Scheduled Amount and (B) the product of (1) the Priority Percentage, (2) the Prepayment Shift Percentage and (3) the Unscheduled Principal Amount.

     Priority Percentage: The (i) sum of the Class A Subclass Principal Balance of the Class A-15 Certificates and $25,000,000 divided by (ii) the Pool Balance (Non-PO Portion).

     Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

     Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

     Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates and Class M Certificates are DCR and Moody's. The Rating Agency for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates is DCR. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee, the Trust Administrator and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean D-1+ in the case of DCR, P-1 in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of DCR, Aaa in the case of Moody's, and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

     Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and (ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

     Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

     Relevant Anniversary: See "Bankruptcy Loss Amount."

     REMIC:  A "real  estate  mortgage  investment  conduit"  as defined in Code
Section 860D.

     REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or, with respect to proposed regulations, are proposed to be in effect) from time to time.

     Remittance Date: As defined in each of the Servicing Agreements.

     REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

     REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

     Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

     Responsible Officer: When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

     Scheduled Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(i) and y(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Percentage.

     Schedule I Reduction Amount:  As defined in Section 4.01(b).

     Schedule II Reduction Amount:  As defined in Section 4.01(b).

     Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the related Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

     Seller: Norwest Asset Securities Corporation, or its successor in interest.

     Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Non-PO Optimal Amount and (b) the Class A-PO Optimal Principal Amount.

     Servicer Mortgage Loan File: As defined in each of the Servicing Agreements. Servicers: Each of Norwest Mortgage, Inc., First Union Mortgage Corporation, Suntrust Mortgage Inc., National City Mortgage Inc., FT Mortgage Companies and The Huntington Mortgage Co. as Servicer under the related Servicing Agreement.

     Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

     Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

     Servicing  Fee Rate:  With  respect  to a  Mortgage  Loan,  as set forth in
Section 11.27.

     Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

     Shift Percentage: As to any Distribution Date, the percentage indicated below:

Distribution Date Occurring In                Shift Percentage

March 1998 through February 2003........      0%
March 2003 and thereafter...............      100%

     Similar Law:  As defined in Section 5.02(e).

     Single Certificate: A Certificate of any Class or Subclass that evidences the smallest permissible Denomination for such Class or Subclass, as set forth in Section 11.26.

     Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

          (1) normal wear and tear;

          (2) infidelity, conversion or other dishonest act on the part of the Trustee, the Trust Administrator or the Servicer or any of their agents or employees; or

          (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement.

     Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $3,001,370.55 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of
(A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the
Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates, as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trust Administrator. On and or after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

     Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

     Startup Day:  As defined in Section 2.05.

     Subclass: Each subdivision of the Class A Certificates, denominated respectively as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-PO, Class A-R and Class A-LR and each subdivision of the Class B Certificates, denominated respectively as Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5.

     Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

     Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

     Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

     Substitute Mortgage Loan:  As defined in Section 2.02.

     Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

     T.O.P. Mortgage Loan: Any Mortgage Loan that was originated by Norwest Mortgage or an affiliate thereof in connection with the "Title Option Plus" program and which is not covered by a title insurance policy. Each T.O.P. Mortgage Loan shall be identified as such in the Mortgage Loan Schedule.

     Trust  Administrator:   First  Union  National  Bank,  a  national  banking
association, or any successor trust administrator appointed as herein provided.

     Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), and the rights of the Trust Administrator, on behalf of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Trustee: United States Trust Company of New York, or any successor trustee appointed as herein provided.

     Uncertificated Lower-Tier Interests: Any of the Class A-L1, Class A-L2, Class A-L3, Class A-L4, Class A-L6, Class A-L7, Class A-L10, Class A-L11, Class L14, Class A-LPO, Class A-LUR, Class M-L, Class B-L1, Class B-L2, Class B-L3, Class B-L4 and Class B-L5 Interests.

     Unpaid Interest Shortfalls: Each of the Class A Subclass Unpaid Interest Shortfalls, the Class M Unpaid Interest Shortfall, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall and the Class B-5 Unpaid Interest Shortfall.

     Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(ii) and y(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Prepayment Percentage.

     Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts. Except as set forth in the last sentence of Section 4.02(d), a Recovery shall not be treated as an Unscheduled Principal Receipt.

     Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

     Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate), the Class M Certificates and the Class B Certificates.

     Upper-Tier   Certificate   Account:   The  trust  account  established  and
maintained pursuant to Section 4.01(e).

     Upper-Tier  REMIC:  One of the two  separate  REMICs  comprising  the Trust
Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

     U.S. Person: As defined in Section 4.01(g).

     Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, (a) the Holders of the Class A Certificates will collectively be entitled to the Class A Voting Interest, (b) the Holders of the Class M Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the product of (i) the ratio obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (ii) the Non-PO Voting Interest and (c) the Holders of the Class B Certificates will collectively be entitled to the balance of the aggregate Voting Interest represented by all Series 1998-5 Certificates. The aggregate Voting Interests of each Subclass of Class A Certificates (other than the Class A-5 and Class A-PO Certificates) on any date will be equal to the product of (a) 99% of the Class A Voting Interest represented by clause (A) of the definition thereof and (b) the fraction obtained by dividing the Class A Subclass Principal Balance of such Class A Subclass by the Class A Non-PO Principal Balance on such date. The aggregate Voting Interests of the Class A-PO Certificates on any date will be equal to the Class A Voting Interest represented by clause (B) of the definition thereof. With respect to the Class A-5 Certificates, the aggregate Voting
Interest of such Subclass will be 1% of the amount of the Class A Voting Interest on such date represented by clause (A) of the definition of Class A Voting Interest. The aggregate Voting Interests of each Subclass of Class B Certificates will equal such Subclass's pro rata portion of the Voting Interest allocated to the Class B Certificates based on such Subclass's outstanding principal balance. Each Certificateholder of a Class or Subclass will have a Voting Interest equal to the product of the Voting Interest to which such Class or Subclass is collectively entitled and the Percentage Interest in such Class or Subclass represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class or Subclass of Certificates or specified Classes or Subclasses of Certificates, each Certificateholder of a Class or Subclass will have a Voting Interest in such Class or Subclass equal to such Holder's Percentage Interest in such Class or Subclass.

     Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

Section 1.02. Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Trust Administrator. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Administrator, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee, the Trust Administrator and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Trust Administrator, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Trust Administrator, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Section 1.03.     Effect of Headings and Table of Contents.

     The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

Section 1.04.     Benefits of Agreement.

     Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans.

     The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and
(d) proceeds of all the foregoing.

     In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trust Administrator, as initial custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trust Administrator or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trust Administrator promptly following its recordation, but in no event later than one (1) year following the Closing Date. The Seller shall also cause to be delivered to the Trust Administrator any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trust Administrator within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage not delivered to the Trust Administrator on the Closing Date.

     In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in any Servicing Agreement, deliver or cause to be delivered to the Trust Administrator the assignment of the Mortgage Loan from the Seller to the Trust Administrator in a form suitable for recordation, together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trust Administrator and the Trust Administrator shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trust Administrator) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

Section 2.02. Acceptance by Trust Administrator.

     The Trust Administrator on behalf of the Trustee, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trust Administrator agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trust Administrator may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trust Administrator finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trust Administrator shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trust Administrator's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate, less any Fixed Retained Yield, through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

     In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trust Administrator and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by a Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trust Administrator of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trust Administrator shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders, the Trust Administrator on behalf of the Trustee and the Trustee on behalf of the Certificateholders. The failure of the Trust Administrator to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

     The Trust Administrator may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trust Administrator appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trust Administrator, as agent for the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

Section 2.03. Representations and Warranties of the Master Servicer and the Seller.

     (a) The Master Servicer hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement:

          (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

          (ii) The  execution  and  delivery  of this  Agreement  by the  Master
     Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

          (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

          (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator or the Custodian.

     (b) The Seller hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

          (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

          (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trust Administrator or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

          (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
     Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trust Administrator or the Custodian pursuant to Section 2.01;

          (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

          (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

          (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trust Administrator by the Seller;

          (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

          (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

          (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

          (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

          (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

          (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

          (xv) The Mortgage Loan (except any Mortgage Loan identified on the Mortgage Loan Schedule as a T.O.P. Mortgage Loan and any Mortgage Loan secured by Mortgaged Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan,
     (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trust Administrator, on behalf of the Trustee, of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust Administrator on behalf of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

          (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

          (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

          (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

          (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

          (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

          (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

          (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

          (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trust Administrator in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

          (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with FNMA or FHLMC standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

          (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

     Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator and shall inure to the benefit of the Trust Administrator, on behalf of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

     (c) Upon discovery by either the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trust Administrator on behalf of the Trustee or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

Section 2.04. Execution and Delivery of Certificates.

     The Trust Administrator acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

Section 2.05. Designation of Certificates; Designation of Startup Day and Latest Possible Maturity Date.

     The Seller hereby designates the Subclasses of Class A Certificates (other than the Class A-R and Class A-LR Certificates), the Class M Certificates, the Subclasses of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-L4 Interest, Class A-L6 Interest, Class A-L7 Interest, Class A-L10 Interest, Class A-L11 Interest, Class A-L14 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class M-L Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is March 25, 2028 for purposes of Code
Section 860G(a)(1).

ARTICLE III

ADMINISTRATION OF THE TRUST ESTATE: SERVICING OF THE MORTGAGE LOANS

Section 3.01. Certificate Account.

     (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

     (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

          (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trust Administrator, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

          (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

     (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

     (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

Section 3.02. Permitted Withdrawals from the Certificate Account.

     (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

          (i) to reimburse the Master Servicer, the Trust Administrator or any Servicer for Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

          (ii) to reimburse any Servicer, the Master Servicer or the Trust Administrator for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

          (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

          (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

          (v) to reimburse the Master Servicer, any Servicer or the Trust Administrator (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

          (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

          (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

          (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

          (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to such Servicer's Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

          (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

          (xi) to clear  and  terminate  the  Certificate  Account  pursuant  to
     Section 9.01; and

          (xii) to pay to Norwest Mortgage from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

     (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

     Section 3.03. Advances by Master Servicer and Trust Administrator.

     (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trust Administrator shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trust Administrator has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trust Administrator with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced, (iii) the amount that the Trust Administrator or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trust Administrator or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trust Administrator will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trust Administrator may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

     (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trust Administrator that such failure has occurred. Upon receipt of such certification, the Trust Administrator shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

     (c) The Master Servicer and the Trust Administrator shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and
(a)(ii). The Master Servicer and the Trust Administrator shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to
Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trust Administrator, withdraw from the Certificate Account and remit to the Trust Administrator any amounts to which the Trust Administrator is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and (v).

     (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trust Administrator shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

Section 3.04. Trust Administrator to Cooperate; Release of Owner Mortgage Loan Files.

     Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trust Administrator that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trust Administrator. The Trust Administrator shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trust Administrator and the Trust Administrator shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trust Administrator by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation
Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trust Administrator a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trust Administrator to the Master Servicer or such Servicer, as appropriate.

     Upon written certification of the Master Servicer or the Servicer of such Mortgage Loan, the Trust Administrator shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trust Administrator and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trust Administrator will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

Section 3.05. Reports to the Trustee and Trust Administrator; Annual Compliance Statements.

     (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee and the Trust Administrator a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

     (b) The Master Servicer shall deliver to the Trustee and the Trust Administrator on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii) (A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in (iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trust Administrator to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

Section 3.06. Title, Management and Disposition of Any REO Mortgage Loan.

     The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

Section 3.07. Amendments to Servicing Agreements, Modification of Standard Provisions.

     (a) Subject to the prior written consent of the Trustee and the Trust Administrator pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee and the Trust Administrator such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended, (ii) the modification or amendment that the Master Servicer desires to issue and (iii) the reason or reasons for such proposed amendment or modification.

     (b) The Trustee and the Trust Administrator shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee and the Trust Administrator of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, either the Trustee or the Trust Administrator may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

     (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any
Certificateholder, the Trustee or the Trust Administrator, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

     (ii)The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

Section 3.08. Oversight of Servicing.

     The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's, the Trust Administrator's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

     For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trust Administrator or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trust Administrator an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

     During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

     The relationship of the Master Servicer to the Trustee and the Trust Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trust Administrator on behalf of the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

     The Seller shall be entitled, at its option, to repurchase any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor; provided, however, that the Cut-Off Date Principal Balances of the Mortgage Loans repurchased pursuant to this provision shall not exceed 2.5% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trust Administrator the certification required by Section
3.04 and the Trust Administrator and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

     In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Administrator, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

     The Master Servicer, on behalf of the Trust Administrator, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or Lower-Tier REMIC.

     The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class B Subclass or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

Section 3.09. Termination and Substitution of Servicing Agreements.

     Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller, the Trust Administrator and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trust Administrator is obligated to make an advance pursuant to Section 3.03 and (ii) the Trust Administrator provides Norwest Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trust Administrator shall recommend to the Trustee the termination of the Norwest Servicing Agreement without the recommendation of the Master Servicer and upon such recommendation the Trustee shall terminate the Norwest Servicing Agreement. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold each harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee or the Trust Administrator in connection with termination of such Servicing Agreement at the direction of the Master Servicer. In addition, the Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with the termination of the Norwest Servicing Agreement as provided in the second preceding sentence. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Trust Administrator, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

Section 3.10. Application of Net Liquidation Proceeds.

     For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

Section 3.11. 1934 Act Reports.

     The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates (other than the Class A-PO Certificates), the Class M Certificates and the Class B-1 and Class B-2 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

ARTICLE IV

DISTRIBUTIONS IN RESPECT OF CERTIFICATES; PAYMENTS TO CERTIFICATEHOLDERS; STATEMENTS AND REPORTS

Section 4.01. Distributions.

     (a)(i) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

     first, to the Subclasses of Class A Certificates, pro rata based on their respective Class A Subclass Interest Accrual Amounts in an amount up to the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to each Subclass of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Class A Subclass Principal Balances of certain Subclasses of Class A Certificates in accordance with Section 4.01(b);

     second, to the Subclasses of Class A Certificates, pro rata based on their respective Class A Subclass Unpaid Interest Shortfalls in an aggregate amount up to the sum of the Class A Subclass Unpaid Interest Shortfalls; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest shortfalls to each Subclass of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Class A Subclass Principal Balances of certain Subclasses of Class A Certificates in accordance with Section 4.01(b);

     third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Subclasses of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Subclasses in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

     fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-5 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-4 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-3 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-2 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-1 Certificates pursuant to Paragraph tenth below, and sixth to the Class M Certificates pursuant to Paragraph seventh below;

     fifth, to the Class M Certificates in an amount up to the Class M Interest Accrual Amount with respect to such Distribution Date;

     sixth, to the Class M Certificates in an amount up to the Class M Unpaid Interest Shortfall;

     seventh, to the Class M Certificates in an amount up to the Class M Optimal Principal Amount; provided, however, that the amount distributable to the Class M Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class M Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

     eighth, to the Class B-1 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

     ninth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

     tenth, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

     eleventh, to the Class B-2 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

     twelfth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

     thirteenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

     fourteenth, to the Class B-3 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

     fifteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

     sixteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

     seventeenth, to the Class B-4 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

     eighteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

     nineteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

     twentieth, to the Class B-5 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

     twenty-first, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

     twenty-second, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

     twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

     Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class or Subclass (other than the Class A-R or Class A-LR Certificates) has been reduced to zero, such Class or Subclass will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

     In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-LR Certificate.

     With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Subclass will be allocated pro rata based on principal balance among the Class A Certificates (other than the Class A-5 and Class A-PO Certificates), the Class M Certificates and any Class B Subclass with a lower numerical designation and the amount of the Principal Adjustment, if any, attributable to the Class M Certificates will be allocated to the Subclasses of Class A Certificates (other than the Class A-5 and Class A-PO Certificates) pro rata based on the Class A Subclass Principal Balances.

     (ii)Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or Classes as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest (other than the Class A-L1 Interest, Class A-L2 Interest and Class A-L3 Interest) shall receive distributions in respect of interest (or, in the case of the Class A-L7 Interest and Class A-L11 Interest as described below shall have such amounts added to their principal balances) in an amount equal to the (i) Class A Subclass Interest Accrual Amount and Class A Subclass Unpaid Interest Shortfall, (ii) Class M Interest Accrual Amount and Class M Unpaid Interest Shortfall or (iii) Class B Subclass Interest Accrual Amount and Class B Subclass Unpaid Interest Shortfall, as the case may be, in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed (or, in the case of a Subclass of Accrual Certificates, added to their Class A Subclass Principal Balance) thereon. The Class A-L1 Interest shall receive distributions in respect of interest in an amount equal to the sum of
(i) the amount of interest distributed on the Class A-1 Certificates and (ii) an amount equal to the product of the Class A-L1 Interest Fraction and the amount of interest distributed on the Class A-5 Certificates. The Class A-L2 Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the amount of interest distributed on the Class A-2 Certificates and (ii) an amount equal to the product of the Class A-L2 Interest Fraction and the amount of interest distributed on the Class A-5 Certificates. The Class A-L3 Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the amount of interest distributed on the Class A-3 Certificates and (ii) an amount equal to the product of the Class A-L3 Interest Fraction and the amount of interest distributed on the Class A-5 Certificates. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

     As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the Class A Subclass Principal Balances, Class M Principal Balance or Class B Subclass Principal Balances, as the case may be, of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest equals the Original Class A Subclass Principal Balances, Original Class M Principal Balance, Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance or Original Class B-5
Principal Balance, as the case may be, of the respective Corresponding Upper-Tier Class or Classes.

     The pass-through rate with respect to the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-L4 Interest, Class M-L Interest, Class B-L1 Interest, Class BL-2 Interest, Class BL-3 Interest, Class BL-4 Interest and Class BL-5 Interest shall be 6.750% per annum. The pass-through rate with respect to the Class A-L6 Interest and Class A-L7 Interest shall be 7.000% per annum. The pass-through rate with respect to the Class A-L10 Interest and Class A-L11 Interest shall be 6.9000% per annum. The Class A-L14 Interest and Class A-LPO Interest are principal-only interests and are not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

     (b) The Class A-5 Certificates are interest-only Certificates and are not entitled to distributions in respect of principal.

     On each Distribution Date occurring prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Class A Subclass Principal Balances of the Subclasses of Class A Certificates (other than the Class A-PO Certificates) in accordance with the following priorities.

     I. On each Distribution Date occurring prior to the Accretion Termination Dates for the Class A-7, Class A-8 and Class A-9 Certificates, the sum of the Accrual Distribution Amounts for the Class A-7, Class A-8 and Class A-9 Certificates will be allocated as follows:

     first, to the Class A-6 Certificates up to their Schedule I Reduction Amount for such Distribution Date;

     second, to the Class A-7 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero;

     third, to the Class A-6 Certificates up to their Schedule II Reduction Amount for such Distribution Date;

     fourth, to the Class A-8 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero;

     fifth, to the Class A-6 Certificates, without regard to their Schedule I or
Schedule II Reduction Amounts for such Distribution Date, until Class A Subclass Principal Balance thereof has been reduced to zero; and

     sixth, to the Class A-9 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero.

     II. On each Distribution Date occurring prior to the Accretion Termination Dates for the Class A-11, Class A-12 and Class A-13 Certificates, the sum of the Accrual Distribution Amounts for the Class A-11, Class A-12 and Class A-13 Certificates will be allocated as follows:

     first, to the Class A-10 Certificates up to their Schedule I Reduction Amount for such Distribution Date;

     second, to the Class A-11 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero;

     third, to the Class A-10 Certificates up to their Schedule II Reduction Amount for such Distribution Date;

     fourth, to the Class A-12 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero;

     fifth, to the Class A-10 Certificates, without regard to their Schedule I or Schedule II Reduction Amounts for such Distribution Date, until the Class A Subclass Principal Balance thereof has been reduced to zero; and

     sixth, to the Class A-13 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero.

     III. The Class A Non-PO Principal Amount will be allocated as follows:

     first, to the Class A-15 Certificates up to their Priority Amount for such Distribution Date;

     second, concurrently, 68.4997163925% to the Class A-1 Certificates and 31.5002836075% to the Class A-2 Certificates, until the Class A-1 Certificates have received their PAC Principal Amount for such Distribution Date;

     third, concurrently, 15.8123028391% to the Class A-2 Certificates and 84.1876971609% to the Class A-3 Certificates, up to their respective PAC Principal Amounts for such Distribution Date;

     fourth, to the Class A-4 Certificates up to their PAC Principal Amount for such Distribution Date;

     fifth, concurrently,

        (i) 35.9271223672% to the Subclasses set forth in priority I above in accordance with the priorities set forth therein;

        (ii) 61.3774389456% to the Subclasses set forth in priority II above in accordance with the priorities set forth therein; and

        (iii) 2.6954386872% to the Class A-14 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero;

     sixth, concurrently, 68.4997163925% to the Class A-1 Certificates and 31.5002836075% to the Class A-2 Certificates, without regard to their PAC Principal Amounts for such Distribution Date, until the Class A Subclass Principal Balance of the Class A-1 Certificates has been reduced to zero;

     seventh, concurrently, 15.8123028391% to the Class A-2 Certificates and 84.1876971609% to the Class A-3 Certificates, without regard to their PAC
Principal Amounts for such Distribution Date until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

     eighth, to the Class A-4 Certificates, without regard to their PAC Principal Amount for such Distribution Date, until the Class A Subclass Principal Balance thereof has been reduced to zero;

     ninth, sequentially, to the Class A-R and Class A-LR Certificates, in that order, until the Class A Subclass Principal Balance of each Subclass has been reduced to zero; and

     tenth, to the Class A-15 Certificates, without regard to their Priority Amount, until the Class A Subclass Principal Balance thereof has been reduced to zero.

     As used above, the "PAC Principal Amount" for any Distribution Date and any of the PAC Certificates means the amount, if any, that would reduce the Class A Subclass Principal Balance of such Subclass to the percentage of its Original Class A Subclass Principal Balance shown in the tables set forth below with respect to such Distribution Date.

     As used above, the "Schedule I Reduction Amount" for any Distribution Date and for the Class A-6 and Class A-10 Certificates means the amount, if any, that would reduce the Class A Subclass Principal Balance of such Subclass to the percentage of its Original Class A Subclass Principal Balance shown in the
Schedule I tables with respect to such Distribution Date.

     As used above, the "Schedule II Reduction Amount" for any Distribution Date and for the Class A-6 and Class A-10 Certificates means the amount, if any, that would reduce the Class A Subclass Principal Balance of such Subclass to the percentage of its Original Class A Subclass Principal Balance shown in the
Schedule II tables with respect to such Distribution Date.

     The following tables set forth for each Distribution Date the planned Class A Subclass Principal Balances for the PAC Certificates and the scheduled Class A Subclass Principal Balances for the Class A-6 and Class A-10 Certificates, expressed as a percentage of the Original Class A Subclass Principal Balance of such Subclass.

                   Planned Class A Subclass Principal Balances as Percentages of Initial Class A Subclass Principal Balance

                             Class A-1 Certificates

                         Percentage of                               Percentage of                            Percentage of
                        Initial Class A                             Initial Class A                          Initial Class A
                           Subclass                                     Subclass                                 Subclass
Distribution Date       Principal Balance   Distribution Date     Principal Balance    Distribution Date   Principal Balance
-----------------       -----------------   -----------------     -----------------    -----------------   -----------------
Up to and including                        September 2000.......      64.40106790%     June 2001.........       24.25041154%
January 2000........     100.00000000%     October 2000.........      59.84910036      July 2001.........       19.90098799
February 2000.......      95.86409055      November 2000........      55.32009887      August 2001.......       15.57350193
March 2000..........      91.60787616      December 2000........      50.81394680      September 2001....       11.26784197
April 2000..........      87.23550648      January 2001.........      46.33052797      October 2001......        6.98389745
May 2000............      82.75064203      February 2001........      41.86972687      November 2001.....        2.72155819
June 2000...........      78.18295077      March 2001...........      37.43142868      December 2001
July 2000...........      73.57437134      April 2001...........      33.01551911        and thereafter..        0.00000000
August 2000.........      68.97611891      May 2001.............      28.62188440


                             Class A-2 Certificates


                         Percentage of                               Percentage of                            Percentage of
                        Initial Class A                             Initial Class A                          Initial Class A
                           Subclass                                     Subclass                                 Subclass
Distribution Date       Principal Balance   Distribution Date     Principal Balance    Distribution Date   Principal Balance
-----------------       -----------------   -----------------     -----------------    -----------------   -----------------
Up to and including                        March 2002..........        37.81612119%    June 2004.........        9.71835385%
January 2000......       100.00000000%     April 2002..........        36.60468563     July 2004.........        8.92205359
February 2000.....        97.59828797      May 2002............        35.39935881     August 2004.......        8.15179453
March 2000........        95.12671517      June 2002...........        34.20010979     September 2004....        7.40690323
April 2000........        92.58769127      July 2002...........        33.00690777     October 2004......        6.68672238
May 2000..........        89.98334193      August 2002.........        31.81972223     November 2004.....        5.99061055
June 2000.........        87.33089528      September 2002......        30.63852261     December 2004.....        5.31794155
July 2000.........        84.65470497      October 2002........        29.46327872     January 2005......        4.66810436
August 2000.......        81.98451158      November 2002.......        28.29396037     February 2005.....        4.04050259
September 2000....        79.32779113      December 2002.......        27.13053767     March 2005........        3.64432807
October 2000......        76.68447524      January 2003........        25.97298076     April 2005........        3.26392173
November 2000.....        74.05449563      February 2003.......        24.82125995     May 2005..........        2.89882475
December 2000.....        71.43778465      March 2003..........        23.81951744     June 2005.........        2.54859021
January 2001......        68.83427479      April 2003..........        22.82355764     July 2005.........        2.21278277
February 2001.....        66.24389899      May 2003............        21.83335222     August 2005.......        1.89097836
March 2001........        63.66659058      June 2003...........        20.84887322     September 2005....        1.58276395
April 2001........        61.10228321      July 2003...........        19.87009264     October 2005......        1.28773718
May 2001..........        58.55091075      August 2003.........        18.89698280     November 2005.....        1.00550620
June 2001.........        56.01240764      September 2003......        17.92951602     December 2005.....        0.73568939
July 2001.........        53.48670853      October 2003........        16.96766487     January 2006......        0.47791515
August 2001.......        50.97374842      November 2003.......        16.01140210     February 2006.....        0.23182156
September 2001....        48.47346270      December 2003.......        15.06070048     March 2006........        0.17205338
October 2001......        45.98578705      January 2004........        14.11553312     April 2006........        0.11720740
November 2001.....        43.51065755      February 2004.......        13.17587306     May  2006.........        0.06710174
December 2001.....        41.48739212      March 2004..........        12.27048591     June 2006.........        0.02156010
January 2002......        40.25744309      April 2004..........        11.39185450     July 2006
February 2002.....        39.03369661      May 2004............        10.54138516       and thereafter..        0.00000000

                   Planned Class A Subclass Principal Balances
          as Percentages of Initial Class A Subclass Principal Balance
                             Class A-3 Certificates


                         Percentage of                               Percentage of                            Percentage of
                        Initial Class A                             Initial Class A                          Initial Class A
                           Subclass                                     Subclass                                 Subclass
Distribution Date       Principal Balance   Distribution Date     Principal Balance    Distribution Date   Principal Balance
-----------------       -----------------   -----------------     -----------------    -----------------   -----------------
Up to and including                        June 2003............      49.72274293%     February 2005.....       9.63624600%
November 2001.....       100.00000000%     July 2003............      47.38843672      March 2005........       8.69140436
December 2001.....        98.94380913      August 2003..........      45.06765464      April 2005........       7.78416841
January 2002......        96.01048806      September 2003.......      42.76033082      May 2005..........       6.91344398
February 2002.....        93.09195946      October 2003.........      40.46639981      June 2005.........       6.07816522
March 2002........        90.18814841      November 2003........      38.18579649      July 2005.........       5.27729379
April 2002........        87.29898033      December 2003........      35.91845616      August 2005.......       4.50981838
May 2002..........        84.42438105      January 2004.........      33.66431443      September 2005....       3.77475384
June 2002.........        81.56427679      February 2004........      31.42330724      October 2005......       3.07114073
July 2002.........        78.71859417      March 2004...........      29.26403787      November 2005.....       2.39804447
August 2002.......        75.88726021      April 2004...........      27.16857864      December 2005.....       1.75455501
September 2002....        73.07020227      May 2004.............      25.14028361      January 2006......       1.13978597
October 2002......        70.26734815      June 2004............      23.17742569      February 2006.....       0.55287422
November 2002.....        67.47862600      July 2004............      21.27831913      March 2006........       0.41033234
December 2002.....        64.70396433      August 2004..........      19.44131848      April 2006........       0.27952939
January 2003......        61.94329208      September 2004.......      17.66481773      May 2006..........       0.16003180
February 2003.....        59.19653857      October 2004.........      15.94724930      June 2006.........       0.05141892
March 2003........        56.80747012      November 2004........      14.28708330      July 2006
April 2003........        54.43219286      December 2004........      12.68282649        and thereafter..       0.00000000
May 2003..........        52.07063944      January 2005.........      11.13302148

                             Class A-4 Certificates


                         Percentage of                               Percentage of                            Percentage of
                        Initial Class A                             Initial Class A                          Initial Class A
                           Subclass                                     Subclass                                 Subclass
Distribution Date       Principal Balance   Distribution Date     Principal Balance    Distribution Date   Principal Balance
-----------------       -----------------   -----------------     -----------------    -----------------   -----------------
Up to and including                        October 2009.........      70.46525938%     March 2013........      18.04783407%
June 2006.........       100.00000000%     November 2009........      68.46536711      April 2013........      17.31707881
July 2006.........        99.82564437      December 2009........      66.51348970      May 2013..........      16.60426608
August 2006.......        99.49700949      January 2010.........      64.60849558      June 2013.........      15.90896674
September 2006....        99.20456703      February 2010........      62.74927962      July 2013.........      15.23076203
October 2006......        98.94692833      March 2010...........      60.93476240      August 2013.......      14.56924283
November 2006.....        98.72274717      April 2010...........      59.16388955      September 2013....      13.92400979
December 2006.....        98.53071832      May 2010.............      57.43563149      October 2013......      13.29467285
January 2007......        98.36957653      June 2010............      55.74898234      November 2013.....      12.68085121
February 2007.....        98.23809544      July 2010............      54.10295982      December 2013.....      12.08217299
March 2007........        98.23809544      August 2010..........      52.49660456      January 2014......      11.49827498
April 2007........        98.23809544      September 2010.......      50.92897940      February 2014.....      10.92880265
May 2007..........        98.23809544      October 2010.........      49.39916917      March 2014........      10.37340971
June 2007.........        98.23809544      November 2010........      47.90627999      April 2014........       9.83175813
July 2007.........        98.23809544      December 2010........      46.44943885      May 2014..........       9.30351773
August 2007.......        98.23809544      January 2011.........      45.02779301      June 2014.........       8.78836630
September 2007....        98.23809544      February 2011........      43.64050979      July 2014.........       8.28598911
October 2007......        98.23809544      March 2011...........      42.28677586      August 2014.......       7.79607888
November 2007.....        98.23809544      April 2011...........      40.96579676      September 2014....       7.31833547
December 2007.....        98.23809544      May 2011.............      39.67679684      October 2014......       6.85979455
January 2008......        98.23809544      June 2011............      38.41901832      November 2014.....       6.40551280
February 2008.....        98.23809544      July 2011............      37.19172134      December 2014.....       5.96253966
March 2008........        98.08696100      August 2011..........      35.99418308      January 2015......       5.53060235
April 2008........        97.76675224      September 2011.......      34.82569779      February 2015.....       5.10943466
May 2008..........        97.25898050      October 2011.........      33.68557616      March 2015........       4.69877660
June 2008.........        96.58839161      November 2011........      32.57314496      April 2015........       4.29837439
July 2008.........        95.75771251      December 2011........      31.48774687      May 2015..........       3.90798028
August 2008.......        94.79122288      January 2012.........      30.42873974      June 2015.........       3.52735217
September 2008....        93.69119235      February 2012........      29.39549654      July 2015.........       3.15625401
October 2008......        92.45971141      March 2012...........      28.38740493      August 2015.......       2.79445511
November 2008.....        91.12036453      April 2012...........      27.40386681      September 2015....       2.44173032
December 2008.....        89.65325489      May 2012.............      26.44429823      October 2015......       2.09785982
January 2009......        88.08160508      June 2012............      25.50812884      November 2015.....       1.76262899
February 2009.....        86.40686880      July 2012............      24.59480162      December 2015.....       1.43582833
March 2009........        84.65181707      August 2012..........      23.70377263      January 2016......       1.11725327
April 2009........        82.79622958      September 2012.......      22.83451067      February 2016.....       0.80670412
May 2009..........        80.86256041      October 2012.........      21.98649706      March 2016........       0.50398587
June 2009.........        78.85176924      November 2012........      21.15922517      April 2016........       0.20890831
July 2009.........        76.76474812      December 2012........      20.35220037      May 2016
August 2009.......        74.61374974      January 2013.........      19.56493959         and thereafter.       0.00000000
September 2009....        72.51432494      February 2013........      18.79697108

                  Scheduled Class A Subclass Principal Balances
          as Percentages of Initial Class A Subclass Principal Balance
                             Class A-6 Certificates
                                   Schedule I


                         Percentage of                               Percentage of                            Percentage of
                        Initial Class A                             Initial Class A                          Initial Class A
                           Subclass                                     Subclass                                 Subclass
Distribution Date       Principal Balance   Distribution Date     Principal Balance    Distribution Date   Principal Balance
-----------------       -----------------   -----------------     -----------------    -----------------   -----------------
February 1998......      100.00000000%     December 2003......      67.47724494%     October 2009......        33.30989162%
March 1998.........       99.65552164      January 2004.......      67.27257330      November 2009.....        32.94588084
April 1998.........       99.26370440      February 2004......      67.06974626      December 2009.....        32.57908380
May 1998...........       98.82463726      March 2004.........      66.87583274      January 2010......        32.20958762
June 1998..........       98.33843994      April 2004.........      66.66496494      February 2010.....        31.83747692
July 1998..........       97.80526310      May 2004...........      66.43587112      March 2010........        31.46283390
August 1998........       97.22528818      June 2004..........      66.18913166      April 2010........        31.08573842
September 1998.....       96.59872734      July 2004..........      65.92531212      May 2010..........        30.70626800
October 1998.......       95.92582344      August 2004........      65.64496368      June 2010.........        30.32449792
November 1998......       95.20684986      September 2004.....      65.34862348      July 2010.........        29.94050126
December 1998......       94.44211034      October 2004.......      65.03681486      August 2010.......        29.55434894
January 1999.......       93.63193880      November 2004......      64.71004778      September 2010....        29.16610980
February 1999......       92.77669910      December 2004......      64.36881908      October 2010......        28.77585064
March 1999.........       91.87678476      January 2005.......      64.01361284      November 2010.....        28.38363622
April 1999.........       90.93261868      February 2005......      63.64490060      December 2010.....        27.98952938
May 1999...........       89.94465284      March 2005.........      63.14206176      January 2011......        27.59359104
June 1999..........       88.91336790      April 2005.........      62.63066978      February 2011.....        27.19588028
July 1999..........       87.83927278      May 2005...........      62.11107960      March 2011........        26.79645432
August 1999........       86.72290428      June 2005..........      61.58363604      April 2011........        26.39536864
September 1999.....       85.56484920      July 2005..........      61.04867422      May 2011..........        25.99267698
October 1999.......       84.36569818      August 2005........      60.50651960      June 2011.........        25.58843140
November 1999......       83.12606830      September 2005.....      59.95748838      July 2011.........        25.18268226
December 1999......       81.84660244      October 2005.......      59.40188768      August 2011.......        24.77547836
January 2000.......       80.52796872      November 2005......      58.84001572      September 2011....        24.36686688
February 2000......       80.21874876      December 2005......      58.27216208      October 2011......        23.95689354
March 2000.........       79.90233532      January 2006.......      57.69860798      November 2011.....        23.54560246
April 2000.........       79.57914712      February 2006......      57.11962634      December 2011.....        23.13303636
May 2000...........       79.24956976      March 2006.........      56.44076088      January 2012......        22.71923652
June 2000..........       78.91578742      April 2006.........      55.76155286      February 2012.....        22.30424280
July 2000..........       78.58079800      May 2006...........      55.08212394      March 2012........        21.88809372
August 2000........       78.24818892      June 2006..........      54.40259122      April 2012........        21.47082644
September 2000.....       77.91883724      July 2006..........      53.72306738      May 2012..........        21.05247686
October 2000.......       77.59270720      August 2006........      53.04366084      June 2012.........        20.63307960
November 2000......       77.26976334      September 2006.....      52.36447586      July 2012.........        20.21266800
December 2000......       76.94997040      October 2006.......      51.68561266      August 2012.......        19.79127424
January 2001.......       76.63329340      November 2006......      51.00716750      September 2012....        19.36892928
February 2001......       76.31969762      December 2006......      50.32923284      October 2012......        18.94566298
March 2001.........       76.00914852      January 2007.......      49.65189744      November 2012.....        18.41334522
April 2001.........       75.70161186      February 2007......      48.97524644      December 2012.....        17.81667142
May 2001...........       75.39705360      March 2007.........      48.34211568      January 2013......        17.22031536
June 2001..........       75.09543996      April 2007.........      47.71169058      February 2013.....        16.62429478
July 2001..........       74.79673738      May 2007...........      47.08394428      March 2013........        16.02862658
August 2001........       74.50091252      June 2007..........      46.45885002      April 2013........        15.43332658
September 2001.....       74.20793232      July 2007..........      45.83638112      May 2013..........        14.83840976
October 2001.......       73.91776386      August 2007........      45.21651110      June 2013.........        14.24389020
November 2001......       73.63037454      September 2007.....      44.59921356      July 2013.........        13.64978106
December 2001......       73.34573192      October 2007.......      43.98446220      August 2013.......        13.05609464
January 2002.......       73.06380380      November 2007......      43.37223092      September 2013....        12.46284246
February 2002......       72.78455820      December 2007......      42.76249366      October 2013......        11.87003516
March 2002.........       72.50796338      January 2008.......      42.21806666      November 2013.....        11.27768264
April 2002.........       72.23398780      February 2008......      41.67487060      December 2013.....        10.68579398
May 2002...........       71.96260010      March 2008.........      41.13290264      January 2014......        10.09437750
June 2002..........       71.69376918      April 2008.........      40.59215968      February 2014.....         9.50344084
July 2002..........       71.42746414      May 2008...........      40.05263828      March 2014........         8.91299088
August 2002........       71.16365428      June 2008..........      39.57954336      April 2014........         8.32303376
September 2002.....       70.90230912      July 2008..........      39.10663376      May 2014..........         7.73357504
October 2002.......       70.64339834      August 2008........      38.63392054      June 2014.........         7.14461950
November 2002......       70.38689190      September 2008.....      38.16141432      July 2014.........         6.55617132
December 2002......       70.13275988      October 2008.......      37.76483586      August 2014.......         5.96823408
January 2003.......       69.88097264      November 2008......      37.36757642      September 2014....         5.38081068
February 2003......       69.63150068      December 2008......      36.96965428      October 2014......         4.79318780
March 2003.........       69.40685400      January 2009.......      36.57108716      November 2014.....         4.16243790
April 2003.........       69.18433266      February 2009......      36.17189232      December 2014.....         3.53331134
May 2003...........       68.96390776      March 2009.........      35.77208646      January 2015......         2.90578210
June 2003..........       68.74555058      April 2009.........      35.43023952      February 2015.....         2.27982422
July 2003..........       68.52923258      May 2009...........      35.08492196      March 2015........         1.65541186
August 2003........       68.31492544      June 2009..........      34.73624002      April 2015........         1.03251924
September 2003.....       68.10260100      July 2009..........      34.38429698      May 2015..........         0.41112064
October 2003.......       67.89223126      August 2009........      34.02919326      June 2015.........
November 2003......       67.68378844      September 2009.....      33.67102652          and thereafter         0.00000000

                  Scheduled Class A Subclass Principal Balances
          as Percentages of Initial Class A Subclass Principal Balance
                             Class A-6 Certificates
                                   Schedule II


                         Percentage of                               Percentage of                            Percentage of
                        Initial Class A                             Initial Class A                          Initial Class A
                           Subclass                                     Subclass                                 Subclass
Distribution Date       Principal Balance   Distribution Date     Principal Balance    Distribution Date   Principal Balance
-----------------       -----------------   -----------------     -----------------    -----------------   -----------------
February 1998.....       100.00000000%     July 2003.........       30.89453862%     December 2008.....        12.72726426%
March 1998........        99.65552164      August 2003.......       30.49108472      January 2009......        12.68998896
April 1998........        99.26370440      September 2003....       30.10477200      February 2009.....        12.64253368
May 1998..........        98.82463726      October 2003......       29.73527262      March 2009........        12.32401598
June 1998.........        98.33843994      November 2003.....       29.38226394      April 2009........        12.06841504
July 1998.........        97.80526310      December 2003.....       29.04542850      May 2009..........        11.81421176
August 1998.......        97.22528818      January 2004......       28.72445388      June 2009.........        11.56142438
September 1998....        96.59872734      February 2004.....       28.41903264      July 2009.........        11.31006980
October 1998......        95.92582344      March 2004........       28.17389380      August 2009.......        11.06016358
November 1998.....        95.20684986      April 2004........       27.92428598      September 2009....        10.81172008
December 1998.....        94.44211034      May 2004..........       27.66867780      October 2009......        10.56475238
January 1999......        93.63193880      June 2004.........       27.40739444      November 2009.....        10.31927240
February 1999.....        92.77669910      July 2004.........       27.14075066      December 2009.....        10.07529092
March 1999........        91.87678476      August 2004.......       26.86905122      January 2010......         9.83281762
April 1999........        90.93261868      September 2004....       26.59259100      February 2010.....         9.59186114
May 1999..........        89.94465284      October 2004......       26.31165538      March 2010........         9.35242904
June 1999.........        88.91336790      November 2004.....       26.02652044      April 2010........         9.11452796
July 1999.........        87.48354754      December 2004.....       25.73745318      May 2010..........         8.87816350
August 1999.......        85.45197406      January 2005......       25.44471188      June 2010.........         8.64334040
September 1999....        83.34168790      February 2005.....       25.14854622      July 2010.........         8.41006246
October 1999......        81.15510356      March 2005........       24.79522760      August 2010.......         8.17833270
November 1999.....        78.89474114      April 2005........       24.44131368      September 2010....         7.94815320
December 1999.....        76.56322156      May 2005..........       24.08697308      October 2010......         7.71952534
January 2000......        74.16326150      June 2005.........       23.73236778      November 2010.....         7.49244966
February 2000.....        72.74558194      July 2005.........       23.37765338      December 2010.....         7.26692600
March 2000........        71.29581746      August 2005.......       23.02297920      January 2011......         7.04295348
April 2000........        69.81741088      September 2005....       22.66848856      February 2011.....         6.82053050
May 2000..........        68.31359122      October 2005......       22.31431888      March 2011........         6.59965482
June 2000.........        66.79849824      November 2005.....       21.96060190      April 2011........         6.38032358
July 2000.........        65.29093592      December 2005.....       21.60746386      May 2011..........         6.16253328
August 2000.......        63.81288800      January 2006......       21.25502560      June 2011.........         5.94627982
September 2000....        62.36941862      February 2006.....       20.90340280      July 2011.........         5.73155860
October 2000......        60.95994170      March 2006........       20.51385520      August 2011.......         5.51836438
November 2000.....        59.58388022      April 2006........       20.12790370      September 2011....         5.30669146
December 2000.....        58.24066618      May 2006..........       19.74556160      October 2011......         5.09653364
January 2001......        56.92974042      June 2006.........       19.36683990      November 2011.....         4.88788420
February 2001.....        55.65055246      July 2006.........       18.99174738      December 2011.....         4.68073598
March 2001........        54.40256044      August 2006.......       18.62029066      January 2012......         4.47508138
April 2001........        53.18523094      September 2006....       18.25247428      February 2012.....         4.27091238
May 2001..........        51.99803880      October 2006......       17.88830080      March 2012........         4.06822054
June 2001.........        50.84046714      November 2006.....       17.52777092      April 2012........         3.86699704
July 2001.........        49.71200710      December 2006.....       17.17088346      May 2012..........         3.66723270
August 2001.......        48.61215778      January 2007......       16.81763554      June 2012.........         3.46891794
September 2001....        47.54042610      February 2007.....       16.46802254      July 2012.........         3.27204288
October 2001......        46.49632668      March 2007........       16.20818622      August 2012.......         3.07659730
November 2001.....        45.47938174      April 2007........       15.95173866      September 2012....         2.88257072
December 2001.....        44.48912096      May 2007..........       15.69862368      October 2012......         2.68995226
January 2002......        43.52508138      June 2007.........       15.44878592      November 2012.....         2.49873088
February 2002.....        42.58680732      July 2007.........       15.20217084      December 2012.....         2.30889518
March 2002........        41.67385020      August 2007.......       14.95872466      January 2013......         2.12043354
April 2002........        40.78576850      September 2007....       14.71839448      February 2013.....         1.93333414
May 2002..........        39.92212756      October 2007......       14.48112812      March 2013........         1.74758484
June 2002.........        39.08249962      November 2007.....       14.24687416      April 2013........         1.56317338
July 2002.........        38.26646358      December 2007.....       14.01558198      May 2013..........         1.38008722
August 2002.......        37.47360496      January 2008......       13.85004384      June 2013.........         1.19831368
September 2002....        36.70351578      February 2008.....       13.68615702      July 2013.........         1.01783988
October 2002......        35.95579448      March 2008........       13.52389592      August 2013.......         0.83865272
November 2002.....        35.23004584      April 2008........       13.36323530      September 2013....         0.66073902
December 2002.....        34.52588080      May 2008..........       13.20415010      October 2013......         0.48408540
January 2003......        33.84291646      June 2008.........       13.11182428      November 2013.....         0.30867834
February 2003.....        33.18077594      July 2008.........       13.01999618      December 2013.....         0.13450418
March 2003........        32.68651008      August 2008.......       12.92865704      January 2014......
April 2003........        32.21110580      September 2008....       12.83779810          and thereafter         0.00000000
May 2003..........        31.75420790      October 2008......       12.80116758
June 2003.........        31.31546684      November 2008.....       12.76432338

                  Scheduled Class A Subclass Principal Balances
          as Percentages of Initial Class A Subclass Principal Balance
                             Class A-10 Certificates
                                   Schedule I


                         Percentage of                               Percentage of                            Percentage of
                        Initial Class A                             Initial Class A                          Initial Class A
                           Subclass                                     Subclass                                 Subclass
Distribution Date       Principal Balance   Distribution Date     Principal Balance    Distribution Date   Principal Balance
-----------------       -----------------   -----------------     -----------------    -----------------   -----------------
February 1998.....       100.00000000%   October 2003......      69.17827387%   June 2009.........       33.67544241%
March 1998........      99.63917401      November 2003.....    68.97242760      July 2009.........     33.27335087
April 1998........      99.23258737      December 2003.....    68.76767303      August 2009.......     32.86767241
May 1998..........      98.78032528      January 2004......    68.56398947      September 2009....     32.45850885
June 1998.........      98.28250091      February 2004.....    68.36135635      October 2009......     32.04595917
July 1998.........      97.73925534      March 2004........    68.16495777      November 2009.....     31.63011953
August 1998.......      97.15075751      April 2004........    67.95032960      December 2009.....     31.21108343
September 1998....      96.51720421      May 2004..........    67.71617200      January 2010......     30.78894177
October 1998......      95.83881995      June 2004.........    67.46308844      February 2010.....     30.36378281
November 1998.....      95.11585691      July 2004.........    67.19166708      March 2010........     29.93569232
December 1998.....      94.34859469      August 2004.......    66.90248126      April 2010........     29.50475365
January 1999......      93.53734028      September 2004....    66.59608973      May 2010..........     29.07104768
February 1999.....      92.68242774      October 2004......    66.27303709      June 2010.........     28.63465302
March 1999........      91.78421801      November 2004.....    65.93385407      July 2010.........     28.19564595
April 1999........      90.84309869      December 2004.....    65.57905786      August 2010.......     27.75410052
May 1999..........      89.85948367      January 2005......    65.20915245      September 2010....     27.31008861
June 1999.........      88.83381295      February 2005.....    64.82462892      October 2010......     26.86367997
July 1999.........      87.76655214      March 2005........    64.29767743      November 2010.....     26.41494225
August 1999.......      86.65819222      April 2005........    63.76127202      December 2010.....     25.96394111
September 1999....      85.50927080      May 2005..........    63.21578319      January 2011......     25.51074016
October 1999......      84.32032790      June 2005.........    62.66157109      February 2011.....     25.05540114
November 1999.....      83.09192754      July 2005.........    62.09898570      March 2011........     24.59798385
December 1999.....      81.82465730      August 2005.......    61.52836711      April 2011........     24.13854626
January 2000......      80.51912790      September 2005....    60.95004579      May 2011..........     23.67714454
February 2000.....      80.25284787      October 2005......    60.36434282      June 2011.........     23.21383308
March 2000........      79.98100215      November 2005.....    59.77157009      July 2011.........     22.74866457
April 2000........      79.70389136      December 2005.....    59.17203055      August 2011.......     22.28168999
May 2000..........      79.42179182      January 2006......    58.56601846      September 2011....     21.81295870
June 2000.........      79.13630217      February 2006.....    57.95381954      October 2011......     21.34251846
July 2000.........      78.84962101      March 2006........    57.23492659      November 2011.....     20.87041544
August 2000.......      78.56438284      April 2006........    56.51515847      December 2011.....     20.39669429
September 2000....      78.28123234      May 2006..........    55.79464438      January 2012......     19.92139820
October 2000......      78.00014372      June 2006.........    55.07350879      February 2012.....     19.44456884
November 2000.....      77.72109139      July 2006.........    54.35187160      March 2012........     18.96624651
December 2000.....      77.44404988      August 2006.......    53.62984823      April 2012........     18.48647009
January 2001......      77.16899392      September 2006....    52.90754982      May 2012..........     18.00527711
February 2001.....      76.89589835      October 2006......    52.18508327      June 2012.........     17.52270375
March 2001........      76.62473819      November 2006.....    51.46255138      July 2012.........     17.03878495
April 2001........      76.35548856      December 2006.....    50.74005303      August 2012.......     16.55355433
May 2001..........      76.08812478      January 2007......    50.01768319      September 2012....     16.06704429
June 2001.........      75.82262231      February 2007.....    49.29553311      October 2012......     15.57928603
July 2001.........      75.55895670      March 2007........    48.61467040      November 2012.....     15.09030958
August 2001.......      75.29710371      April 2007........    47.93619672      December 2012.....     14.60014378
September 2001....      75.03703920      May 2007..........    47.26008672      January 2013......     14.10881640
October 2001......      74.77873920      June 2007.........    46.58631517      February 2013.....     13.61635405
November 2001.....      74.52217984      July 2007.........    45.91485693      March 2013........     13.07777843
December 2001.....      74.26733743      August 2007.......    45.24568697      April 2013........     12.41187399
January 2002......      74.01418839      September 2007....    44.57878033      May 2013..........     11.74596482
February 2002.....      73.76270928      October 2007......    43.91411215      June 2013.........     11.08006688
March 2002........      73.51287680      November 2007.....    43.25165768      July 2013.........     10.41419516
April 2002........      73.26466778      December 2007.....    42.59139223      August 2013.......      9.74836378
May 2002..........      73.01805919      January 2008......    41.99787180      September 2013....      9.08258589
June 2002.........      72.77302812      February 2008.....    41.40524641      October 2013......      8.41687387
July 2002.........      72.52955178      March 2008........    40.81351518      November 2013.....      7.75123917
August 2002.......      72.28760753      April 2008........    40.22267683      December 2013.....      7.08569247
September 2002....      72.04717285      May 2008..........    39.63272976      January 2014......      6.42024361
October 2002......      71.80822532      June 2008.........    39.11068458      February 2014.....      5.75490165
November 2002.....      71.57074271      July 2008.........    38.58846950      March 2014........      5.08967488
December 2002.....      71.33470283      August 2008.......    38.06609777      April 2014........      4.42457084
January 2003......      71.10008367      September 2008....    37.54358206      May 2014..........      3.75959633
February 2003.....      70.86686332      October 2008......    37.09873962      June 2014.........      3.09475745
March 2003........      70.65152569      November 2008.....    36.65284419      July 2014.........      2.43005959
April 2003........      70.43744919      December 2008.....    36.20591627      August 2014.......      1.76550746
May 2003..........      70.22461226      January 2009......    35.75797576      September 2014....      1.10110510
June 2003.........      70.01299342      February 2009.....    35.30904204      October 2014......      0.43612049
July 2003.........      69.80257134      March 2009........    34.85913390      November 2014.....
August 2003.......      69.59332478      April 2009........    34.46844311      and thereafter          0.00000000
September 2003....      69.38523263      May 2009..........    34.07384238

                  Scheduled Class A Subclass Principal Balances
          as Percentages of Initial Class A Subclass Principal Balance
                             Class A-10 Certificates
                                   Schedule II


                         Percentage of                               Percentage of                            Percentage of
                        Initial Class A                             Initial Class A                          Initial Class A
                           Subclass                                     Subclass                                 Subclass
Distribution Date       Principal Balance   Distribution Date     Principal Balance    Distribution Date   Principal Balance
-----------------       -----------------   -----------------     -----------------    -----------------   -----------------
February 1998.....       100.00000000%     June 2003............      32.00152050%     October 2008......       12.92948383%
March 1998........        99.63917401      July 2003............      31.56828452      November 2008.....       12.89086293
April 1998........        99.23258737      August 2003..........      31.15300461      December 2008.....       12.85201997
May 1998..........        98.78032528      September 2003.......      30.75533841      January 2009......       12.81295365
June 1998.........        98.28250091      October 2003.........      30.37494903      February 2009.....       12.76342458
July 1998.........        97.73925534      November 2003........      30.01150492      March 2009........       12.43533346
August 1998.......        97.15075751      December 2003........      29.66467981      April 2009........       12.17189841
September 1998....        96.51720421      January 2004.........      29.33415267      May 2009..........       11.90989856
October 1998......        95.83881995      February 2004........      29.01960754      June 2009.........       11.64935266
November 1998.....        95.11585691      March 2004...........      28.76701079      July 2009.........       11.39027807
December 1998.....        94.34859469      April 2004...........      28.50981984      August 2009.......       11.13269081
January 1999......        93.53734028      May 2004.............      28.24646092      September 2009....       10.87660563
February 1999.....        92.68242774      June 2004............      27.97726821      October 2009......       10.62203600
March 1999........        91.78421801      July 2004............      27.70256522      November 2009.....       10.36899419
April 1999........        90.84309869      August 2004..........      27.42266510      December 2009.....       10.11749128
May 1999..........        89.85948367      September 2004.......      27.13787092      January 2010......        9.86753724
June 1999.........        88.83381295      October 2004.........      26.84847595      February 2010.....        9.61914094
July 1999.........        87.76655214      November 2004........      26.55476390      March 2010........        9.37231020
August 1999.......        86.65819222      December 2004........      26.25700919      April 2010........        9.12705182
September 1999....        85.49507777      January 2005.........      25.95547723      May 2010..........        8.88337160
October 1999......        83.24741785      February 2005........      25.65042460      June 2010.........        8.64127440
November 1999.....        80.92393724      March 2005...........      25.28663643      July 2010.........        8.40076418
December 1999.....        78.52732929      April 2005...........      24.92223493      August 2010.......        8.16184401
January 2000......        76.06038589      May 2005.............      24.55739338      September 2010....        7.92451609
February 2000.....        74.60289430      June 2005............      24.19227827      October 2010......        7.68878180
March 2000........        73.11242851      July 2005............      23.82704949      November 2010.....        7.45464176
April 2000........        71.59252659      August 2005..........      23.46186053      December 2010.....        7.22209579
May 2000..........        70.04650686      September 2005.......      23.09685864      January 2011......        6.99114301
June 2000.........        68.48890026      October 2005.........      22.73218508      February 2011.....        6.76178180
July 2000.........        66.93903094      November 2005........      22.36797523      March 2011........        6.53400987
August 2000.......        65.41949077      December 2005........      22.00435881      April 2011........        6.30782429
September 2000....        63.93548400      January 2006.........      21.64146003      May 2011..........        6.08322150
October 2000......        62.48640833      February 2006........      21.27939776      June 2011.........        5.86019729
November 2000.....        61.07167077      March 2006...........      20.87836008      July 2011.........        5.63874693
December 2000.....        59.69068762      April 2006...........      20.48101649      August 2011.......        5.41886510
January 2001......        58.34288423      May 2006.............      20.08738068      September 2011....        5.20054593
February 2001.....        57.02769492      June 2006............      19.69746396      October 2011......        4.98378306
March 2001........        55.74456284      July 2006............      19.31127532      November 2011.....        4.76856962
April 2001........        54.49293977      August 2006..........      18.92882162      December 2011.....        4.55489827
May 2001..........        53.27228609      September 2006.......      18.55010750      January 2012......        4.34276121
June 2001.........        52.08207058      October 2006.........      18.17513562      February 2012.....        4.13215023
July 2001.........        50.92177033      November 2006........      17.80390669      March 2012........        3.92305665
August 2001.......        49.79087056      December 2006........      17.43641953      April 2012........        3.71547145
September 2001....        48.68886456      January 2007.........      17.07267114      May 2012..........        3.50938519
October 2001......        47.61525351      February 2007........      16.71265682      June 2012.........        3.30478808
November 2001.....        46.56954645      March 2007...........      16.44490130      July 2012.........        3.10166996
December 2001.....        45.55126002      April 2007...........      16.18062690      August 2012.......        2.90002038
January 2002......        44.55991849      May 2007.............      15.91977587      September 2012....        2.69982854
February 2002.....        43.59505354      June 2007............      15.66229133      October 2012......        2.50108333
March 2002........        42.65620419      July 2007............      15.40811723      November 2012.....        2.30377339
April 2002........        41.74291670      August 2007..........      15.15719836      December 2012.....        2.10788704
May 2002..........        40.85474442      September 2007.......      14.90948033      January 2013......        1.91341238
June 2002.........        39.99124773      October 2007.........      14.66490952      February 2013.....        1.72033724
July 2002.........        39.15199389      November 2007........      14.42343312      March 2013........        1.52864922
August 2002.......        38.33655694      December 2007........      14.18499911      April 2013........        1.33833570
September 2002....        37.54451766      January 2008.........      14.01413678      May 2013..........        1.14938384
October 2002......        36.77546337      February 2008........      13.84497014      June 2013.........        0.96178062
November 2002.....        36.02898787      March 2008...........      13.67747292      July 2013.........        0.77551282
December 2002.....        35.30469141      April 2008...........      13.51161913      August 2013.......        0.59056705
January 2003......        34.60218046      May 2008.............      13.34738310      September 2013....        0.40692973
February 2003.....        33.92106772      June 2008............      13.25175194      October 2013......        0.22458715
March 2003........        33.41247194      July 2008............      13.15663103      November 2013.....        0.04352546
April 2003........        32.92325786      August 2008..........      13.06201136      December 2013.....
May 2003..........        32.45306044      September 2008.......      12.96788394        and thereafter          0.00000000

     (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Subclasses of Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Class A Subclass Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

     (d) (i)For purposes of determining whether the Subclasses of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

          (A) if the Current Class M Fractional Interest is less than the Original Class M Fractional Interest and the Class M Principal Balance is greater than zero, the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (B) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (C) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (D) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (E) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 Certificates shall not be eligible to receive distributions of principal.

     (ii)  Notwithstanding  the  foregoing,  if on  any  Distribution  Date  the aggregate distributions to Holders of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal would reduce the Class M Principal Balance and/or the Class B Subclass Principal Balances of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal below zero, first the Class M Prepayment Percentage and/or the Class B Subclass Prepayment Percentage of any affected Class B Subclass for such Distribution Date beginning with the affected Subclass with the lowest numerical Subclass designation and then, if necessary, the Class M Percentage and/or the Class B Subclass Percentage of such Subclass of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balance of such Class B Subclass to zero. The Class B Subclass Prepayment Percentages and the Class B Subclass Percentages of the remaining Class B Subclasses will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated
Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balances of the affected Class B Subclasses to zero; provided, however, that if the Class B Subclass Principal Balances of all the Class B Subclasses eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Subclass Prepayment Percentage and the Class B Subclass Percentage of the Class B Subclass with the lowest numerical Subclass designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class M Prepayment Percentage and the Class B Subclass Prepayment
Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class M Percentage and the Class B Subclass Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, respectively. Any entitlement of any Class B Subclass to principal payments solely pursuant to this clause (ii) shall not cause such Subclass to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Subclass Percentage or Class B Subclass Prepayment Percentage.

     (e) The Trust Administrator shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Subclass Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trust Administrator may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

     (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class A-LR Certificateholder) on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this
Section 4.01(f) respecting the final distribution in respect of any Class or Subclass) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.25, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share (based on, with respect to each Class or Subclass, the aggregate of the Percentage Interests represented by Certificates of the applicable Class or Subclass of Certificates held by such Holder) of the Class A Subclass Distribution Amount with respect to each Subclass of Class A Certificates, the Class M Distribution Amount with respect to the Class M Certificates and the Class B Subclass Distribution Amount with respect to each such Subclass of Class B Certificates.

     In the event that, on any Distribution Date prior to the Final Distribution Date, the Class A Subclass Principal Balance of any Subclass of Class A Certificates (other than the Class A-5, Class A-R or A-LR Certificates), the Class M Principal Balance of the Class M Certificates or the Class B Subclass Principal Balance of any Subclass of Class B Certificates would be reduced to zero, in the case of the Class A-5 Certificates, the Class A-5 Notional Amount would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trust Administrator. The Trust Administrator will then send a notice to each Certificateholder of such Class or Subclass with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class or Subclass will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trust Administrator therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a)(i).

     (g) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

Section 4.02 Allocation of Realized Losses.

     (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

     first, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

     second, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

     third, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

     fourth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

     fifth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero;

     sixth, to the Class M Certificates until the Class M Principal Balance has been reduced to zero; and

     seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

     This allocation of Realized Losses will be effected through the reduction of the applicable Class's or Subclass's Principal Balance.

     (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses
occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates based on the Class A Non-PO Principal Balance, Class M Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Subclasses of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Subclass Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Principal Balances.

     (c) Any Realized Losses allocated to a Subclass of Class A Certificates or Class B Certificates or to the Class M Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Subclass or Class based on their Percentage Interests.

     (d) In the event that there is a Recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Subclasses of Class A Certificates, the Class M Certificates or any Subclasses of Class B Certificates, each outstanding Class or Subclass to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such Recovery up to the amount of such Realized Loss previously allocated to such Class or Subclass on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class or Subclass of Certificates has been reduced to zero, such Class or Subclass shall not be entitled to any share of such Recovery. In the event that the amount of such Recovery exceeds the amount of such Recovery allocated to each outstanding Class or Subclass in accordance with the preceding provisions, each outstanding Class or Subclass shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class or Subclass. Notwithstanding the foregoing provisions, but subject to the following proviso, if such Recovery occurs within two years of the realization of such loss and (i) is the result of an event that would have given rise to the repurchase of the related Mortgage Loan by the Seller pursuant to Section 2.02 or 2.03, or (ii) represents in whole or part funds which the applicable Servicer had received in respect of a Liquidated Loan but failed to remit to the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a
Liquidated Loan such Recovery may, at the sole discretion of the Master Servicer, be treated as a repurchase or an Unscheduled Principal Receipt with respect to such Mortgage Loan, as the case may be, the Realized Loss previously recognized may be reversed and treated for all subsequent purposes as if it had never occurred and the Master Servicer may make such adjustments to interest or principal distributions on the Certificates and to the principal balances of the Certificates as the Master Servicer in its good faith judgment and sole discretion deems necessary or desirable to effectuate the reversal of the Realized Loss and the treatment of such amount as a repurchase or as an Unscheduled Principal Receipt, as the case may be; provided that such actions do not result in the aggregate distributions made in respect of each Class and Subclass of Certificates whose principal balances were previously reduced as a result of such Realized Loss being less than such Class or Subclass would have received if such Recovery had been deposited in the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan.

     (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated among the Class A Certificates, Class M Certificates and Class B Certificates, pro rata based on the Class A Interest Accrual Amount, the Class M Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Subclasses of Class A Certificates based on their Class A Subclass Interest Percentages. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Interest Percentages. In addition, after the Class M Principal Balance and the Class B Principal Balance have been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Subclasses of Class A Certificates based on their Class A Subclass Interest Percentages.

     (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

     (g) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

     With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

Section 4.03 Paying Agent.

     (a) The Master Servicer hereby appoints the Trust Administrator as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

     The Master Servicer may, at any time, remove or replace the Paying Agent.

     The Master Servicer shall cause any Paying Agent that is not the Trust Administrator to execute and deliver to the Trust Administrator an instrument in which such Paying Agent agrees with the Trust Administrator that such Paying Agent shall:

          (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

          (ii) give the Trust Administrator notice of any default by the Master Servicer in remitting any required amount; and

          (iii) at any time during the continuance of any such default, upon the written request of the Trust Administrator, forthwith pay to the Trust Administrator all amounts held in trust by such Paying Agent.

     (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trust Administrator, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

Section   4.04.   Statements   to   Certificateholders;   Report  to  the  Trust
Administrator and the Seller.

     Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

          (i) the amount of such distribution to Holders of each Class A Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (ii) (a) the amount of such distribution to Holders of each Subclass of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class A Subclass, (c) any Class A Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Subclass Unpaid Interest Shortfall with respect to each Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class A Subclass for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Subclass for such Distribution Date;

          (iii) the amount of such distribution to Holders of the Class M Certificates allocable to principal, identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (iv) (a) the amount of such distribution to Holders of the Class M Certificates allocable to interest, (b) the amount of the Current Class M Interest Distribution Amount, (c) any Class M Interest Shortfall Amount arising with respect to such Distribution Date and any remaining Class M Unpaid Interest Shortfall after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to the Class M Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates for such Distribution Date;

          (v) the amount of such distribution to Holders of each Class B Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (vi) (a) the amount of such distribution to Holders of each Class B Subclass allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class B Subclass and the Pass-Through Rate applicable to such Distribution Date, (c) any Class B Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Subclass Unpaid Interest Shortfall with respect to each Class B Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class B Subclass for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class B Subclass for such Distribution Date;

          (vii) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trust Administrator pursuant to the Servicing Agreements or this Agreement;

          (viii) the number of Mortgage Loans outstanding as of the preceding Determination Date;

          (ix) the Class A Principal Balance, the Class A Subclass Principal Balance of each Subclass of Class A Certificates, the Class M Principal Balance, the Class B Principal Balance and the Class B Subclass Principal Balance of each Subclass of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

          (x) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

          (xi) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

          (xii) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiii) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiv) the Class M Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xv) the Class M Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xvi) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xvii) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xviii) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

          (xix) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

          (xx) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (xxi) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

          (xxii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

          (xxiii) the aggregate amount of Bankruptcy Losses allocated to each Subclass of Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

          (xxiv) the amount by which the Class B Subclass Principal Balance of each Subclass of Class B Certificates and the Class M Principal Balance has been reduced as a result of Realized Losses allocated as of such Distribution Date;

          (xxv) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

          (xxvi) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

          (xxvii) in the case of the Class A-5 Certificates, the Class A-5 Notional Amount;

          (xxviii) the Class A-PO Deferred Amount, if any; and

          (xxix) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trust Administrator, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

     In the case of information furnished with respect to a Subclass of Class A Certificates pursuant to clauses (i) and (ii) above, with the Class M
Certificates pursuant to clauses (iii) and (iv) above and with respect to a Class B Subclass pursuant to clauses (v) and (vi) above, the amounts shall be expressed as a dollar amount per Class A, Class M or Class B Certificate (other than the Class A-R and Class A-LR Certificates) with a $1,000 Denomination and as a dollar amount per Class A-R and Class A-LR Certificate with a $100 Denomination.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder, the information set forth in clauses (iii) and (iv)(a) above in the case of a Class M Certificateholder and the information contained in clauses (v) and (vi)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

     Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trust Administrator, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Subclass Distribution Amount with respect to each Class A Subclass, the Class M Distribution Amount and the Class B Subclass Distribution Amount with respect to each Class B Subclass. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trust Administrator and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

     In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

Section 4.05. Reports to Mortgagors and the Internal Revenue Service.

     The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trust Administrator acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

Section 4.06 Calculation of Amounts; Binding Effect of Interpretations and Actions of Master Servicer.

     The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates or the allocation of losses to the Certificates, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

ARTICLE V

THE CERTIFICATES

Section 5.01.     The Certificates.

     (a) The Class A, Class M and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-5, Class A-9, Class A-13, Class A-PO, Class A-R and Class A-LR Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class or Subclass of the Class A-5, Class A-9, Class A-13, Class A-PO, Class A-R or Class A-LR Certificates) that evidences one Single Certificate plus such additional principal portion or notional amount as is required in order for all Certificates of such Class or Subclass to equal the aggregate Original Class A Subclass Principal Balance, Original Class M Principal Balance or the aggregate Original Class B Subclass Principal Balance of such Class or Subclass, as the case may be), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13, A-14, A-15, A-PO, A-R, A-LR, B-1, B-2, B-3,
B-4, B-5, C, and D (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trust Administrator to or upon the order of the Seller upon receipt by the Trust Administrator or the Custodian of the documents specified in Section 2.01. The aggregate principal portion (or notional amount) evidenced by the Class A, Class M and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trust Administrator, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Until such time as Definitive Certificates are issued pursuant to Section 5.07, each Book-Entry Certificate shall bear the following legend:

     "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Trust Administrator or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

     (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

          (i) the provisions of this Section 5.01(b) shall be in full force and effect;

          (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trust Administrator may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

          (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

          (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

          (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

     Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trust Administrator at the Corporate Trust Office.

Section 5.02. Registration of Transfer and Exchange of Certificates.

     (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of Certificates, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trust Administrator or the Authenticating Agent in accordance with their standard procedures.

     (b) No transfer of a Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate shall be made (other than the transfer of the Class A-PO
Certificates to an affiliate of the Seller on the Closing Date) unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trust Administrator or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-PO, Class B-3, Class B-4 or Class B-5 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer, and (ii) the Trust Administrator shall require the transferee (other than of a Class A-PO Certificate where such transferee is an affiliate of the Seller and such transfer is made on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trust Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Holder of a Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trust Administrator is under an obligation to register the Class A-PO, Class B-3, Class B-4 or Class B-5 Certificates under said Act or any other securities law.

     (c) No transfer of a Class A-PO, Class M or Class B Certificate shall be made (other than the transfer of the Class A-PO Certificates to an affiliate of the Seller on the Closing Date) unless the Trust Administrator shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate, or in the form of Exhibit K hereto, in the case of a Class M, Class B-1 or Class B-2 Certificate, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer or (b) (other than with respect to a Class A-PO Certificate) if such transferee is an insurance company, the source of funds used to purchase the Class M or Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (ii) in the case of any such Class A-PO, Class M or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trust Administrator and the Seller to the effect that the purchase or holding of such Class A-PO, Class M or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer and
(B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Class A-PO, Class M and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

     (d) No legal or beneficial interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses
(i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trust Administrator shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trust Administrator shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trust Administrator an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

     Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

     (e) The Class A-9 and Class A-13 Certificates may only be transferred to persons who deliver to the Trust Administrator a representation letter from the transferee of such Class A-9 or Class A-13 Certificates, substantially in the form of Exhibit N attached hereto, stating that such person: (a)(i) is a substantial, sophisticated, institutional investor having knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Class A-9 or Class A-13 Certificates, such that such investor is capable of evaluating the merits and risks of an investment in the Class A-9 or Class A-13 Certificates, and (ii) has a net worth of at least $10,000,000; or (b) will hold the Class A-9 or Class A-13 Certificates solely as nominee for a person meeting the criteria set forth in clause (a). The Class A-9 and Class A-13 Certificates will bear a legend referring to the foregoing restrictions contained in this paragraph.

Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Authenticating Agent, or the Trust Administrator or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trust Administrator or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trust Administrator or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class or Subclass. Upon the issuance of any new Certificate under this Section, the Trust Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trust Administrator or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

     Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator, or the Certificate Registrar shall be affected by notice to the contrary.

Section 5.05. Access to List of Certificateholders' Names and Addresses.

     (a) If the Trust Administrator is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trust Administrator, within 15 days after receipt by the Certificate Registrar of a request by the Trust Administrator in writing, a list, in such form as the Trust Administrator may reasonably require, of the names and addresses of the Certificateholders of each Class or Subclass as of the most recent Record Date.

     (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trust Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trust Administrator shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trust Administrator. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trust Administrator is not the Certificate Registrar, the Trust Administrator shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

     (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

Section 5.06. Maintenance of Office or Agency.

     The Trust Administrator will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

Section 5.07. Definitive Certificates.

     If (i)(A) the Master Servicer advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Subclass of Book-Entry Certificates advise the Trust Administrator through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trust Administrator shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trust Administrator by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trust Administrator shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

Section 5.08. Notices to Clearing Agency.

     Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

ARTICLE VI

THE SELLER AND THE MASTER SERVICER

Section 6.01. Liability of the Seller and the Master Servicer.

     The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

Section 6.02. Merger or Consolidation of the Seller or the Master Servicer.

     Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

Section 6.03. Limitation on Liability of the Seller, the Master Servicer and Others.

     Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A, Class M and Class B Certificates in the same manner as Realized Losses are allocated pursuant to
Section 4.02(a).

Section 6.04. Resignation of the Master Servicer.

     The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust Administrator. No such resignation shall become effective until the Trustee, the Trust Administrator or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

Section 6.05. Compensation to the Master Servicer.

     The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

Section 6.06. Assignment or Delegation of Duties by Master Servicer.

     The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee and the Trust Administrator, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee or the Trust Administrator (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee and the Trust Administrator, in the exercise of its reasonable judgment, and executes and delivers to the Trustee and the Trust Administrator an agreement, in form and substance reasonably satisfactory to the Trustee and the Trust Administrator, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee, the Trust Administrator or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

Section 6.07. Indemnification of Trustee, Trust Administrator and Seller by Master Servicer.

     The Master Servicer shall indemnify and hold harmless the Trustee, the Trust Administrator and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee, the Trust Administrator or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

ARTICLE VII

DEFAULT

Section 7.01. Events of Default.

     In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

          (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both FNMA and FHMLC, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer and the Trust Administrator (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator on behalf of the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trust Administrator on behalf of the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trust Administrator and the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trust Administrator on behalf of the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

Section 7.02. Other Remedies of Trustee.

     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 7.03. Directions by Certificateholders and Duties of Trustee During Event of Default.

     During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

Section 7.04. Action upon Certain Failures of the Master Servicer and upon Event of Default.

     In the event that the Trustee or the Trust Administrator shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or
(ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee or Trust Administrator may, but need not if the Trustee or Trust Administrator, as the case may be, deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee or the Trust Administrator, the Trustee or the Trust Administrator, as the case may be, shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

Section 7.05. Trust Administrator to Act; Appointment of Successor.

     When the Master Servicer receives notice of termination pursuant to Section
7.01 or the Trustee or the Trust Administrator receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trust Administrator on behalf of the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trust Administrator is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trust Administrator shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trust Administrator and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trust Administrator may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trust Administrator shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trust
Administrator is required to solicit bids as provided above, the Trust Administrator shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trust Administrator shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trust Administrator shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trust Administrator from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trust Administrator to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trust Administrator and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trust Administrator or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trust Administrator or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trust Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section
7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trust Administrator) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

Section 7.06. Notification to Certificateholders.

     Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trust Administrator shall also, within 45 days after the occurrence of any Event of Default known to the Trust Administrator, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

ARTICLE VIII

CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

Section 8.01. Duties of Trustee and Trust Administrator.

     The Trustee and the Trust Administrator, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee and the Trust Administrator, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Trust Administrator, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee and the Trust
Administrator shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

     No provision of this Agreement shall be construed to relieve the Trustee and the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trust Administrator and, in the absence of bad faith on the part of the Trustee and the Trust Administrator, the Trustee and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Trust Administrator, and conforming to the requirements of this Agreement;

          (ii) The Trustee and the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of
     Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee and the Trust Administrator, or exercising any trust or power conferred upon the Trustee and the Trust Administrator, under this Agreement; and

          (iii) The Trustee and the Trust Administrator shall not be liable for any error of judgment made in good faith by any of their respective Responsible Officers, unless it shall be proved that the Trustee or the Trust Administrator or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

     None of the provisions contained in this Agreement shall require the Trustee or the Trust Administrator to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 8.02. Certain Matters Affecting the Trustee and the Trust Administrator.

     Except as otherwise provided in Section 8.01:

          (i) Each of the Trustee and the Trust Administrator may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) Each of the Trustee and the Trust Administrator may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither of the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

          (iv) Each of the Trustee and the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

Section  8.03.  Neither  Trustee  nor  Trust  Administrator   Required  to  Make
Investigation.

     Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, not reasonably assured to the Trustee or the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee or the Trust Administrator, shall be repaid by the Master Servicer upon demand.

Section 8.04. Neither Trustee nor Trust Administrator Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Trust Administrator assumes responsibility as to the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation for the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

Section 8.05. Trustee and Trust Administrator May Own Certificates.

     Each of the Trustee, the Trust Administrator and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, Trust Administrator or such agent.

Section 8.06. The Master Servicer to Pay Fees and Expenses.

     The Master Servicer covenants and agrees to pay to each of the Trustee and the Trust Administrator from time to time, and each of the Trustee and the Trust Administrator shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Trust Administrator, as the case may be, and the Master Servicer will pay or reimburse the Trustee or the Trust Administrator, as the case may be, upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

Section 8.07. Eligibility Requirements.

     Each of the Trustee and the Trust Administrator hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, such entity shall resign immediately in the manner and with the effect specified in
Section 8.08.

Section 8.08. Resignation and Removal.

     Either of the Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust
Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator.

     If at any time the  Trustee or the Trust  Administrator  shall  cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of the property or affairs of the Trustee or the Trust Administrator for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and/or the Trust Administrator, as the case may be, and appoint a successor trustee and/or successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or Trust Administrator so removed and one copy to the successor trustee or successor trust administrator, as the case may be.

     The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and/or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

     Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

Section 8.09. Successor.

     Any successor trustee or successor trust administrator appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee or trust administrator, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or trust administrator, as the case may be, herein. The predecessor trustee or trust administrator shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor trust administrator, as the case may be, all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

     Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee or trust administrator, as the case may be, the successor trustee or trust administrator shall cause such notice to be mailed at the expense of the Master Servicer.

Section 8.10. Merger or Consolidation.

     Any Person into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee or Trust Administrator, as the case may be, hereunder; provided, however, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee or the Trust Administrator, as the case may be, shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee or the Trust Administrator, as the case may be.

Section 8.11. Authenticating Agent.

     The Trust Administrator may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trust Administrator in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trust Administrator or the Trust Administrator's countersignature, such reference shall be deemed to include authentication on behalf of the Trust Administrator by the Authenticating Agent and a certificate of authentication executed on behalf of the Trust Administrator by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trust Administrator or the Authenticating Agent.

     The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Trust Administrator, the Seller and the Master Servicer. The Trust Administrator may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trust Administrator promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

     The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trust Administrator. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

Section 8.12. Separate Trustees and Co-Trustees.

     The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

          (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

          (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

     Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

     No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under
Section 8.09 hereof.

     The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

     The  Master   Servicer  shall  pay  the  reasonable   compensation  of  the
co-trustees to the extent,  and in accordance  with the standards,  specified in
Section 8.06 hereof.

Section 8.13. Appointment of Custodians.

     The Trust Administrator may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trust Administrator, by entering into a Custodial Agreement. Subject to this Article VIII, the Trust Administrator agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in
Section 10.01(a).

Section 8.14. Tax Matters; Compliance with REMIC Provisions.

     (a) Each of the Trustee, the Trust Administrator and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trust Administrator, the Trust Administrator, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax returns, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trust Administrator and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-PO and Class A-R Certificates, the Class M Certificates and the Class B-l, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L2, Class A-L3, Class A-L4, Class A-L6, Class A-L7, Class A-L10, Class A-L11, Class A-L14, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class M-L Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code
Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee and the Trust Administrator that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Upper-Tier REMIC or Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be tax matters persons in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to
Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee's sole duties with respect to the Upper-Tier REMIC and Lower Tier REMIC are to sign the tax returns referred to in clause (i) of the second preceding sentence and to comply with written directions from the Master Servicer or the Trust Administrator.

     In order to enable the Master Servicer, the Trust Administrator or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class and Subclass of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer, the Trust Administrator or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer, the Trust Administrator or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer, the Trust Administrator or the Trustee arising from any errors or miscalculations by the Master Servicer, the Trust Administrator or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller, the Trust Administrator and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Trust Administrator or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the Upper-Tier REMIC and Lower-Tier REMIC as described above. In the event that the Trust Administrator prepares any of the federal, state and local tax returns of the Upper-Tier REMIC or Lower-Tier REMIC as described above, the Trust Administrator hereby indemnifies the Seller, the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Master Servicer or the Trustee arising from the Trust Administrator's willful misfeasance, bad faith or negligence in connection with such preparation.

     (b) Notwithstanding anything in this Agreement to the contrary, the Master Servicer, the Trust Administrator and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer, the Trust Administrator or the Trustee, respectively, to perform its obligations under this Section 8.14.

Section 8.15. Monthly Advances.

     In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trust Administrator shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trust Administrator shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trust Administrator shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

ARTICLE IX

TERMINATION

Section 9.01. Termination upon Purchase by the Seller or Liquidation of All Mortgage Loans.

     Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Trust Administrator and the Trustee created hereby (other than the obligation of the Trust Administrator to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each applicable Mortgage Loan and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section 9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.24. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

     Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trust Administrator for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trust Administrator (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trust Administrator therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trust Administrator therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trust Administrator and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

     Upon presentation and surrender of the Certificates, the Trust Administrator shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Subclasses of Class A Certificates, the respective Class A Subclass Principal Balance together with any related Class A Subclass
Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class A Subclass Interest Accrual Amount, (ii) as to the Class M Certificates, the Class M Principal Balance together with any related Class M Unpaid Interest Shortfall and one month's interest at the Class M Pass-Through Rate on the Class M Principal Balance, (iii) as to the Subclasses of Class B Certificates, the respective Class B Subclass Principal Balance together with any related Class B Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class B Subclass Interest Accrual Amount and (iv) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trust Administrator of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

     In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trust Administrator shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trust Administrator (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

Section 9.02. Additional Termination Requirements.

     In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trust Administrator has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

          (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and Lower-Tier REMIC; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trust Administrator shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.01. Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein,
(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Upper-Tier REMIC or the Lower-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect,
(v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier REMIC or the Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class or Subclass of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or Subclass; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class or Subclass in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class or Subclass evidencing, as to such Class or Subclass, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class or Subclass the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class or Subclass then outstanding.

     Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Trust Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of Certificateholders  under this
Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

     (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder, the Trust Administrator or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

     (a) changing the Applicable Unscheduled Principal Receipt Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

     (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

     A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trust Administrator.

Section 10.02. Recordation of Agreement.

     This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 10.03. Limitation on Rights of Certificateholders.

     The death or  incapacity  of any  Certificateholder  shall not  operate  to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 10.04. Governing Law; Jurisdiction.

     This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 10.05. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way,
Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office and (iv) in the case of the Trust Administrator, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee or the Trust Administrator, in each case Attention: Corporate Trust Department Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer, the Trust Administrator or the Trustee shall not be effective until received.

     For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Trust Administrator, such Servicer or a Certificateholder.

Section 10.06. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.07.    Special Notices to Rating Agencies.

     (a) The Trust Administrator shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 10.01(a);

          (ii) any sale or  transfer  of the Class B  Certificates  pursuant  to
     Section 5.02 to an affiliate of the Seller;

          (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

          (iv) any resignation of the Master Servicer pursuant to Section 6.04;

          (v) the  occurrence  of any of the  Events  of  Default  described  in
     Section 7.01;

          (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

          (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

          (viii) the making of a final payment pursuant to Section 9.01.

     (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

          (i) the appointment of a Custodian pursuant to Section 2.02;

          (ii)  the   resignation  or  removal  of  the  Trustee  or  the  Trust
     Administrator pursuant to Section 8.08;

          (iii) the appointment of a successor trustee or trust administrator pursuant to Section 8.09; or

          (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

     (c) The Master Servicer shall deliver to each Rating Agency:

          (i) reports prepared pursuant to Section 3.05; and

          (ii) statements prepared pursuant to Section 4.04.

Section 10.08. Covenant of Seller.

     The  Seller  shall  not  amend   Article  Third  of  its   Certificate   of
Incorporation without the prior written consent of each Rating Agency rating the Certificates.

Section 10.09. Recharacterization.

     The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

ARTICLE XI

TERMS FOR CERTIFICATES

Section 11.01. Class A Fixed Pass-Through Rate.

     The Class A Fixed Pass-Through Rate is 6.750% per annum.

Section 11.02. Cut-Off Date.

     The Cut-Off Date for the Certificates is February 1, 1998.

Section 11.03. Cut-Off Date Aggregate Principal Balance.

     The Cut-Off Date Aggregate Principal Balance is $300,137,055.08.

Section 11.04. Original Class A Percentage.

     The Original Class A Percentage is 95.74936094%.

Section 11.05. Original Class A Subclass Principal Balances.

     As to the following Subclasses of Class A Certificates, the Class A Subclass Principal Balance of such Subclass as of the Cut-Off Date, as follows:

                                              Original Class A
                    Class A Subclass          Subclass Principal Balance
                      Class A-1                   $24,153,000.00
                      Class A-2                   $19,127,000.00
                      Class A-3                   $42,700,000.00
                      Class A-4                   $13,590,000.00
                      Class A-6                   $50,000,000.00
                      Class A-7                   $ 4,108,000.00
                      Class A-8                   $ 1,425,000.00
                      Class A-9                   $    75,000.00
                      Class A-10                  $83,120,000.00
                      Class A-11                  $ 9,200,000.00
                      Class A-12                  $ 2,600,000.00
                      Class A-13                  $    80,000.00
                      Class A-14                  $ 4,172,000.00
                      Class A-15                  $33,000,000.00
                      Class A-PO                  $    30,404.56
                      Class A-LR                  $       100.00
                      Class A-R                   $       100.00

Section 11.06. Original Class A Non-PO Principal Balance.

     The Original Class A Non-PO Principal Balance is $287,350,200.00

Section 11.07. Original Class A-5 Notional Amount.

     The Original Class A-5 Notional Amount is $3,825,629.63

Section 11.08. Original Subordinated Percentage.

     The Original Subordinated Percentage is 4.25063906%.

Section 11.9. Original Class M Percentage.

     The Original Class M Percentage is 1.25022221%.

Section 11.10. Original Class M Principal Balance.

     The Original Class M Principal Balance is $3,752,000.00.

Section 11.11. Original Class M Fractional Interest.

     The Original Class M Fractional Interest is 3.00041685%.

Section 11.12. Original Class B-1 Percentage.

     The Original Class B-1 Percentage is 1.75004452%.

Section 11.13. Original Class B-2 Percentage.

     The Original Class B-2 Percentage is 0.45017330%.

Section 11.14. Original Class B-3 Percentage.

     The Original Class B-3 Percentage is 0.34987562%.

Section 11.15. Original Class B-4 Percentage.

     The Original Class B-4 Percentage is 0.20026214%.

Section 11.16. Original Class B-5 Percentage.

     The Original Class B-5 Percentage is 0.25006128%.

Section 11.17. Original Class B Principal Balance.

     The Original Class B Principal Balance is $9,004,450.52.

Section 11.18. Original Class B Subclass Principal Balances.

     As to any Class B Certificate, the Class B Subclass Principal Balance of such Subclass as of the Cut-Off Date, is as follows:

                                               Original Class B
                    Class B Subclass           Subclass Principal Balance
                      Class B-1                    $5,252,000.00
                      Class B-2                    $1,351,000.00
                      Class B-3                    $1,050,000.00
                      Class B-4                    $  601,000.00
                      Class B-5                    $  750,450.52

Section 11.19. Original Class B-1 Fractional Interest.

     The Original Class B-1 Fractional Interest is 1.25037233%.

Section 11.20. Original Class B-2 Fractional Interest.

     The Original Class B-2 Fractional Interest is 0.80019903%.

Section 11.21. Original Class B-3 Fractional Interest.

     The Original Class B-3 Fractional Interest is 0.45032341%.

Section 11.22. Original Class B-4 Fractional Interest.

     The Original Class B-4 Fractional Interest is 0.25006127%.

Section 11.23. Closing Date.

     The Closing Date is February 26, 1998.

Section 11.24. Right to Purchase.

     The right of the Seller to purchase all of the Mortgage  Loans  pursuant to
Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $30,013,705.51 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

Section 11.25. Wire Transfer Eligibility.

     With respect to the Class A Certificates (other than the Class A-5, Class A-9, Class A-13, Class A-PO, Class A-R and Class A-LR Certificates), Class M Certificates and Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. With respect to the Class A-5, Class A-9, Class A-13 and Class A-PO Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 100% Percentage Interest. The Class A-R and Class A-LR Certificates are not eligible for wire transfer.

Section 11.26. Single Certificate.

     A Single Certificate for each Subclass of Class A Certificates (other than the Class A-5, Class A-9, Class A-13, Class A-PO, Class A-R and Class A-LR Certificates), the Class M Certificates and the Class B Certificates (other than the Class B-3, Class B-4, and Class B-5 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-5 Certificates represents a $3,825,629.63 Denomination. A Single Certificate for the Class A-9 Certificates represents a $75,000 Denomination. A Single Certificate for the Class A-13 Certificates represents an $80,000 Denomination. A Single Certificate for the Class A-PO Certificates represents a $30,404.56 Denomination. A Single
Certificate for the Class A-R and Class A-LR Certificates represents a $100 Denomination. A Single Certificate for the Class B-3, Class B-4 and Class B-5 Certificates represents a $250,000 Denomination.

Section 11.27. Servicing Fee Rate.

     The rate used to calculate the Servicing Fee is equal to 0.250% per annum.

Section 11.28. Master Servicing Fee Rate.

     The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.016% per annum.

     IN WITNESS WHEREOF, the Seller, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                            NORWEST ASSET SECURITIES CORPORATION
                              as Seller

                            By:
                                  Name:
                                  Title:

                            NORWEST BANK MINNESOTA, NATIONAL
                            ASSOCIATION
                              as Master Servicer

                            By:
                                  Name:
                                  Title:

                            FIRST UNION NATIONAL BANK
                              as Trust Administrator

                            By:
                                  Name:
                                  Title:

Attest:
By:
Name:
Title:


                            UNITED STATES TRUST COMPANY OF NEW YORK
                              as Trustee

                            By:
                                  Name:
                                  Title:

                            By:
                                  Name:
                                  Title:

STATE OF NEW YORK                   )
                                        ss.:
COUNTY OF NEW YORK                  )

     On this 26th day of February, 1998, before me, a notary public in and for the State of New York, personally appeared Allan McKenney, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is an Assistant Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK                   )
                                        ss.:
COUNTY OF NEW YORK                  )

     On this 26th day of February, 1998, before me, a notary public in and for the State of New York, personally appeared Edward M. Frere, Jr., known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA          )
                                  ss.:
COUNTY OF                        )

     On this 26th day of February, 1998, before me, a notary public in and for the State of North Carolina, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides at _________________, North Carolina; that s/he is a ____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.





-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA          )
                                  ss.:
COUNTY OF                        )

     On this 26th day of February, 1998, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK               )
                                    ss.:
COUNTY OF                       )

     On this 26th day of February, 1998, before me, a notary public in and for the State of New York, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides at ________________, New York; that s/he is a ____________________ of United States
Trust Company of New York, a ________________________, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK               )
                                    ss.:
COUNTY OF                       )

     On this 26th day of February, 1998, before me, a notary public in and for the State of New York, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides at ________________, New York; that s/he is a ____________________ of United States
Trust Company of New York, a ________________________, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.





-------------------------
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1998-5 Applicable Unscheduled Principal Receipt Period

                                                          Full Unscheduled                Partial Unscheduled
Servicer                                                  Principal Receipts              Principal Receipts
--------                                                  ------------------              ------------------
Suntrust Mortgage Inc.                                    Prior Month                     Prior Month

First Union Mortgage Corporation                          Prior Month                     Prior Month

National City Mortgage Co.                                Prior Month                     Prior Month

FT Mortgage Companies                                     Mid Month                       Prior Month

The Huntington Mortgage Company                           Prior Month                     Prior Month

Norwest Mortgage, Inc. (Exhibit F-1)                      Prior Month                     Prior Month

Norwest Mortgage, Inc. (Exhibit F-2)                      Mid Month                       Mid Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-5 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:   February 1, 1998

CUSIP No.:                       First Distribution Date:  March 25, 1998

Percentage Interest evidenced    Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 6.400% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-5 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   February 1, 1998

CUSIP No.:                           First Distribution Date:  March 25, 1998

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 6.400% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-5 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   February 1, 1998

CUSIP No.:                         First Distribution Date:  March 25, 1998

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of this Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-5 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   February 1, 1998

CUSIP No.:                         First Distribution Date:  March 25, 1998

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-5 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   February 1, 1998

CUSIP No.:                          First Distribution Date:  March 25, 1998

Percentage Interest evidenced       Denomination     $ (Initial Class A-5
                                                        Notional Amount)
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-5 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-5 Certificates are not entitled to distributions in respect of principal. Interest will accrue on the Class A-5 Certificates each month in an amount equal to the product of (i) 1/12th of 6.750% and (ii) the Class A-5 Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on February 26, 1998, at an issue price of 19.53125% of the initial Class A-5 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial Class A-5 Notional Amount is approximately 9.16888478%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 17.41%; and (iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial Class A-5 Notional Amount, calculated using the exact method, is approximately 0.27387139%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-5 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   February 1, 1998

CUSIP No.:                         First Distribution Date:  March 25, 1998

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Rate Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator
By ________________________
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-5 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   February 1, 1998

CUSIP No.:                          First Distribution Date:  March 25, 1998

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Rate Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 7.000% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Class A Subclass Principal Balance of the Class A-7 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on February 26, 1998, at an issue price of 98.48611%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.89222141%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.77%; and (iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.69585755%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-5 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   February 1, 1998

CUSIP No.:                        First Distribution Date:  March 25, 1998

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.000% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Class A Subclass Principal Balance of the Class A-8 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on February 26, 1998, at an issue price of 95.66057%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 260.53820784%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.26%; and (iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.55922738%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

A-9-5




                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-5 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER THAT THE PURCHASER (A) IS A SUBSTANTIAL, SOPHISTICATED, INSTITUTIONAL INVESTOR HAVING KNOWLEDGE AND EXPERIENCE IN BUSINESS MATTERS, AND IN PARTICULAR IN SUCH MATTERS RELATED TO SECURITIES SIMILAR TO THIS CERTIFICATE, SUCH THAT SUCH INVESTOR IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THIS CERTIFICATE AND HAS A NET WORTH OF AT LEAST $10,000,000; OR (B) WILL HOLD THIS CERTIFICATE SOLELY AS A NOMINEE FOR A PERSON MEETING THE CRITERIA SET FORTH IN CLAUSE (A).

     UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   February 1, 1998

CUSIP No.:                           First Distribution Date:  March 25, 1998

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 7.000% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Class A Subclass Principal Balance of the Class A-9 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on February 26, 1998, at an issue price of 95.04233% including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 557.85166889%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.19%; and (iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.55053599%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-10
                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   February 1, 1998

CUSIP No.:                          First Distribution Date:  March 25, 1998

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-10 Certificates applicable to each Distribution Date will be 6.900% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

A-11-4




                                  EXHIBIT A-11
                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5 CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   February 1, 1998

CUSIP No.:                            First Distribution Date:  March 25, 1998

Percentage Interest evidenced         Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-11 Certificates required to be distributed to Holders of Class A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-11 Certificates applicable to each Distribution Date will be 6.900% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Class A Subclass Principal Balance of the Class A-11 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on February 26, 1998, at an issue price of 97.97917% including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 9.21785681%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.97%; and (iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.70824142%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-12
                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5 CLASS A-12

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   February 1, 1998

CUSIP No.:                        First Distribution Date:  March 25, 1998

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-12 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-12 Certificates required to be distributed to Holders of Class A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-12 Certificates applicable to each Distribution Date will be 6.900% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Class A Subclass Principal Balance of the Class A-12 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-12 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on February 26, 1998, at an issue price of 94.73353% including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 258.35598295%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.21%; and (iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.55028643%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-13
                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5 CLASS A-13

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER THAT THE PURCHASER (A) IS A SUBSTANTIAL, SOPHISTICATED, INSTITUTIONAL INVESTOR HAVING KNOWLEDGE AND EXPERIENCE IN BUSINESS MATTERS, AND IN PARTICULAR IN SUCH MATTERS RELATED TO SECURITIES SIMILAR TO THIS CERTIFICATE, SUCH THAT SUCH INVESTOR IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THIS CERTIFICATE AND HAS A NET WORTH OF AT LEAST $10,000,000; OR (B) WILL HOLD THIS CERTIFICATE SOLELY AS A NOMINEE FOR A PERSON MEETING THE CRITERIA SET FORTH IN CLAUSE (A).

     UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   February 1, 1998

CUSIP No.:                          First Distribution Date:  March 25, 1998

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-13 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-13 Certificates required to be distributed to Holders of Class A-13 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-13 Certificates applicable to each Distribution Date will be 6.900% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Class A Subclass Principal Balance of the Class A-13 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-13 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on February 26, 1998, at an issue price of 92.32661% including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 578.22009333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.19%; and (iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.53480728%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

A-14-4




                                  EXHIBIT A-14
                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5 CLASS A-14

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   February 1, 1998

CUSIP No.:                          First Distribution Date:  March 25, 1998

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-14 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-14 Certificates required to be distributed to Holders of Class A-14 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The Class A-14 Certificate will not be entitled to distributions in respect of interest.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This  Certificate  is issued on  February  26,  1998,  at an issue price of
73.12600% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 26.87400000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 6.70%; and
(iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.39448081%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-15
                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5 CLASS A-15

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   February 1, 1998

CUSIP No.:                         First Distribution Date:  March 25, 1998

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-15 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-15 Certificates required to be distributed to Holders of Class A-15 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-15 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-15 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5, CLASS A-PO

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   February 1, 1998

CUSIP No.:                          First Distribution Date:  March 25, 1998

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), United States Trust Company of New York, as trustee (the "Trustee"), and First Union National Bank, as trust administrator (the "Trust Administrator"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A-PO
Distribution Amount required to be distributed to Holders of Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class A-PO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan,
(a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and
(b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on February 26, 1998, at an issue price of 57.56250% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 42.43750000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 10.80%; and (iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.50060300%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator
By ________________________
   Authorized Officer

                                                       A-R-4


                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5, CLASS A-R


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   February 1, 1998

CUSIP No.:                         First Distribution Date:  March 25, 1998

Percentage Interest evidenced      Denomination:  $100.00
by this Certificate: 100%

     THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator


                                                     By_________________________
                                                       Authorized Officer

Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5, CLASS A-LR


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   February 1, 1998

CUSIP No.:                          First Distribution Date:  March 25, 1998

Percentage Interest evidenced       Denomination:  $100.00
by this Certificate: 100%

     THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-LR Certificate required to be distributed to the Holders of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator


                                                     By_________________________
                                                       Authorized Officer

Countersigned:

First Union National Bank,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5, CLASS B-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   February 1, 1998

CUSIP No.:                           First Distribution Date:  March 25, 1998

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and the Class M Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No  transfer  of a Class B-1  Certificate  will be made  unless  the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5, CLASS B-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   February 1, 1998

CUSIP No.:                         First Distribution Date:  March 25, 1998

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No  transfer  of a Class B-2  Certificate  will be made  unless  the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ________________________
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5, CLASS B-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   February 1, 1998

CUSIP No.:                           First Distribution Date:  March 25, 1998

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on February 26, 1998, and based on its issue price of 89.53125%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus one day of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 10.48750000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.29%; and
(iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.05441800%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5, CLASS B-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   February 1, 1998

CUSIP No.:                           First Distribution Date:  March 25, 1998

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on February 26, 1998, and based on its issue price of 70.65575%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus one day of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 29.36300000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.86%; and (iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.13120982%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-5, CLASS B-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   February 1, 1998

CUSIP No.:                          First Distribution Date:  March 25, 1998

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on February 26, 1998, and based on its issue price of 33.46875%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus one day of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated February 19, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R and Class A-LR Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 66.55000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 26.46%; and (iii) the amount of OID allocable to the short first accrual period (February 26, 1998 to March 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.16946743%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ________________________
   Authorized Officer

                                    EXHIBIT C

                      [Form of Face of Class M Certificate]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-5, CLASS M


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:   February 1, 1998

CUSIP No.:                       First Distribution Date:  March 25, 1998

Percentage Interest evidenced    Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT _______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class M Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class M Distribution Amount required to be distributed to Holders of Class M Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Class M Pass-Through Rate applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class M Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class M Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                                     First Union National Bank,
                                                       Trust Administrator

                                                     By_________________________
                                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ________________________
   Authorized Officer

                                    EXHIBIT D


                 [Form of Reverse of Series 1998-5 Certificates]


                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1998-5

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trust Administrator, such advances are reimbursable to such Servicer, the Master Servicer or the Trust Administrator to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

     As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trust Administrator, as applicable, of advances made by such Servicer, the Master Servicer or the Trust Administrator.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, the Trust Administrator, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trust Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Seller, the Master Servicer, the Trust Administrator, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trust Administrator, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



(Please print or typewrite name and address including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:



Social Security or other Identifying Number of Assignee:



Dated:

                            -----------------------------------
                            Signature by or on behalf of assignor

                            -----------------------------------
                            Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of _______________________________________________ account number _____________,
or,  if  mailed  by  check,  to   _____________________________________________.
Applicable    statements    should   be    mailed   to    ______________________
______________________________________________________.

     This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trust Administrator (including its successors under the Pooling and Servicing Agreement defined below, the "Trust Administrator"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                           W I T N E S S E T H  T H A T

     WHEREAS, the Seller, the Master Servicer, the Trust Administrator and United States Trust Company of New York, as trustee, have entered into a Pooling and Servicing Agreement dated as of February 26, 1998 relating to the issuance of Mortgage Pass-Through Certificates, Series 1998-5 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

     WHEREAS, the Custodian has agreed to act as agent for the Trust Administrator for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trust Administrator, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

     Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trust Administrator for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trust Administrator subsequent to the date hereof (the "Custodial Files") as agent for the Trust Administrator, in trust, for the use and benefit of all present and future Certificateholders.

     Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trust Administrator of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

     Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trust Administrator.

     Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trust Administrator.

     Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

     Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

     Section 3.1. Custodian a Bailee and Agent of the Trust Administrator. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trust Administrator, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

     Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section  3.3.  Custodian  May  Own  Certificates.   The  Custodian  in  its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.5. Custodian May Resign; Trust Administrator May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trust Administrator shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trust Administrator shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trust Administrator may remove the Custodian at any time. In such event, the Trust Administrator shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trust Administrator shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trust Administrator without the prior approval of the Seller and the Master Servicer.

     Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

     Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trust Administrator shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trust Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

     Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                 FIRST UNION NATIONAL BANK

230 South Tryon Street                   By:
Charlotte, North Carolina,  28288        Name:
                                         Title:



Address:                                 NORWEST ASSET SECURITIES
                                         CORPORATION
7485 New Horizon Way
Frederick, Maryland  21703               By:
                                         Name:
                                         Title:



Address:                                 NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
7485 New Horizon Way
Frederick, Maryland  21703               By:
                                         Name:
                                         Title:


Address:                                 [CUSTODIAN]

                                         By:
                                         Name:
                                         Title:

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                  Notary Public



[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                  Notary Public



[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                  Notary Public




[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at
__________________________;   that   he  is   the   _______________________   of
______________________,  a  _________________________,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                  Notary Public

 [NOTARIAL SEAL]

                                   EXHIBIT F-1


            [Schedule of Mortgage Loans Serviced by Norwest Mortgage
                 from locations other than Frederick, Maryland]

NASCOR
NMI / 1998-05  Exhibit F-1
30 YEAR FIXED RATE NON RELOCATION LOANS




                                                                                  NET
MORTGAGE                                                           MORTGAGE    MORTGAGE     CURRENT     ORIGINAL    SCHEDULED
LOAN                                         ZIP       PROPERTY    INTEREST    INTEREST     MONTHLY      TERM TO    MATURITY
NUMBER  CITY                    STATE        CODE        TYPE        RATE        RATE       PAYMENT     MATURITY      DATE
------  ----                    -----        ----        ----        ----        ----       -------     --------      ----
6282312 SAN JOSE                 CA         95135         SFD        7.625       6.750     $2,993.97       360      1-Nov-27
6287087 MONTGOMERY TWP           NJ         08558         SFD        7.250       6.750     $1,773.66       360      1-Feb-28
6290717 RENO                     NV         89511         SFD        7.500       6.750     $1,500.51       360      1-Dec-27
6291277 RIVERSIDE                CA         92506         SFD        7.250       6.750     $1,947.71       360      1-Dec-27
6294384 RESTON                   VA         20194         SFD        7.250       6.750     $1,609.94       360      1-Dec-27
6294858 DAVIDSON                 NC         28036         SFD        7.500       6.750     $2,505.01       360      1-Jan-28
6295375 FRANKLIN                 NJ         08873         SFD        7.125       6.750     $1,535.57       360      1-Dec-27
6296130 CUMMING                  IA         50061         SFD        7.500       6.750     $2,346.56       360      1-Dec-27
6303688 MARIETTA                 GA         30067         SFD        7.625       6.750     $4,066.27       240      1-Nov-17
6330299 APPLE VALLEY             MN         55124         SFD        7.875       6.750     $1,750.39       360      1-Nov-27
6332031 SAN DIEGO                CA         92128         SFD        7.375       6.750     $2,212.58       360      1-Dec-27
6337282 ALPHARETTA               GA         30202         SFD        7.250       6.750     $2,253.42       360      1-Dec-27
6338114 WESTBORO                 MA         01581         SFD        7.875       6.750     $2,798.77       360      1-Dec-27
6339678 REDMOND                  WA         98053         SFD        7.625       6.750     $2,969.19       360      1-Jan-28
6341032 CHARLOTTE                NC         28277         SFD        7.000       6.734     $2,927.33       360      1-Dec-27
6342716 CHASKA                   MN         55318         SFD        7.750       6.750     $2,398.55       360      1-Jan-28
6347820 CORAL SPRINGS            FL         33076         SFD        7.750       6.750     $1,647.75       360      1-Nov-27
6350404 SAN JOSE                 CA         95135         SFD        7.750       6.750     $3,308.03       360      1-Dec-27
6354078 LORETTO                  MN         55357         SFD        7.625       6.750     $2,043.43       300      1-Dec-22
6359617 REDWOOD CITY             CA         94062         SFD        7.750       6.750     $4,656.68       360      1-Dec-27
6366795 SAN JOSE                 CA         95138         PUD        7.500       6.750     $3,774.36       360      1-Dec-27
6374827 CHANHASSEN               MN         55317         SFD        7.750       6.750     $2,206.55       360      1-Dec-27
6388872 MESA                     AZ         85202         SFD        8.000       6.750     $1,849.09       360      1-Oct-27
6399597 GLEN ALLEN               VA         23060         SFD        7.750       6.750     $1,831.29       360      1-Dec-27
6404011 ALAMEDA                  CA         94502         SFD        6.875       6.609     $4,121.90       360      1-Jan-28
6404998 WASHINGTON TWP.          NJ         08080         PUD        7.500       6.750      $950.93        360      1-Nov-27
6414506 ALAMEDA                  CA         94502         SFD        7.500       6.750     $2,533.95       360      1-Dec-27
6415530 EVESHAM TWP              NJ         08053         SFD        7.625       6.750     $1,636.77       360      1-Nov-27
6418947 WAYLAND                  MA         01778         SFD        7.625       6.750     $1,918.12       360      1-Nov-27
6419271 EAGAN                    MN         55123         SFD        7.875       6.750     $1,880.30       360      1-Dec-27
6428670 REDWOOD CITY             CA         94065         LCO        7.000       6.734     $1,838.56       360      1-Jan-28
6580663 RIVER HILLS              WI         53217         SFD        7.750       6.750     $2,478.79       360      1-Jan-28
6623523 STILLWATER               MN         55082         SFD        8.000       6.750     $1,890.18       360      1-Jan-28
6625518 STILLWATER               MN         55082         SFD        7.625       6.750     $2,123.38       360      1-Jan-28
6630812 BAYPORT                  MN         55003         SFD        7.500       6.750     $2,318.60       360      1-Jan-28
6631760 MENDOTA HEIGHTS          MN         55118         SFD        7.750       6.750     $2,253.12       360      1-Jan-28
6999382 FRAMINGHAM               MA         01701         SFD        7.875       6.750     $1,912.01       360      1-Sep-27
6999447 FALLBROOK                CA         92028         SFD        7.875       6.750     $1,856.18       360      1-Dec-27
6999456 CUMMING                  GA         30131         PUD        7.500       6.750     $1,930.85       360      1-Nov-27
6999458 MALIBU                   CA         90265         SFD        8.000       6.750     $6,705.87       360      1-Nov-27
6999460 CORTLAND MANOR           NY         10566         SFD        7.750       6.750     $2,167.15       360      1-Dec-27
6999468 BELLVILLE                TX         77418         SFD        7.875       6.750     $3,393.32       360      1-Nov-27
6999473 MAGDALENA                NM         87825         SFD        8.000       6.750     $1,812.40       360      1-Dec-27
6999474 ANAHEIM                  CA         92808         SFD        7.500       6.750     $1,743.49       360      1-Dec-27
6999481 MONTGOMERY TWP           NJ         08558         PUD        7.625       6.750     $2,831.17       360      1-Dec-27
6999483 SAN ANTONIO              TX         78258         PUD        7.625       6.750     $1,734.09       360      1-Oct-27
6999484 OMAHA                    NE         68135         PUD        8.000       6.750     $2,088.29       360      1-Dec-27
6999485 PHOENIX                  AZ         85013         SFD        7.750       6.750     $3,496.09       360      1-Dec-27
6999486 BLAINE COUNTY            ID         83313         SFD        7.875       6.750     $2,102.70       360      1-Dec-27
6999488 PLANO                    TX         75093         PUD        7.375       6.750     $4,144.05       360      1-Dec-27
6999492 HEBRON                   CT         06248         SFD        7.875       6.750     $3,154.05       360      1-Dec-27
6999499 LAFAYETTE                CA         94549         SFD        7.375       6.750     $3,121.85       360      1-Dec-27
6999506 FOUNTAIN HILLS           AZ         85268         SFD        7.625       6.750     $3,185.07       360      1-Jan-28


COUNT:    53
WAC:       7.60879766
WAM:     353.8566597
WALTV:    75.91016605

           CUT-OFF
MORTGAGE    DATE                              MORTGAGE                  T.O.P.      MASTER       FIXED
LOAN      PRINCIPAL                           INSURANCE    SERVICE     MORTGAGE     SERVICE    RETAINED
NUMBER     BALANCE       LTV       SUBSIDY      CODE         FEE         LOAN         FEE        YIELD
------     -------       ---       -------      ----         ---         ----         ---        -----
6282312  $422,075.68    80.00                               0.250                    0.016       0.609
6287087  $260,000.00    67.01                               0.250                    0.016       0.234
6290717  $214,280.48    51.10                               0.250                    0.016       0.484
6291277  $285,067.19    70.51                               0.250                    0.016       0.234
6294384  $235,630.67    79.99                               0.250                    0.016       0.234
6294858  $357,994.12    80.00                               0.250                    0.016       0.484
6295375  $227,559.38    88.35                    11         0.250                    0.016       0.109
6296130  $335,100.32    80.00                               0.250                    0.016       0.484
6303688  $497,315.45    78.13                               0.250                    0.016       0.609
6330299  $240,908.31    90.00                    06         0.250                    0.016       0.859
6332031  $319,860.98    89.99                    11         0.250                    0.016       0.359
6337282  $329,811.06    80.00                               0.250                    0.016       0.234
6338114  $385,466.97    80.00                               0.250                    0.016       0.859
6339678  $419,196.38    78.00                               0.250                    0.016       0.609
6341032  $439,203.48    76.12                               0.250                    0.016       0.000
6342716  $334,563.70    80.00                               0.250                    0.016       0.734
6347820  $229,509.85    79.31                               0.250                    0.016       0.734
6350404  $461,096.11    80.00                               0.250                    0.016       0.734
6354078  $272,886.92    79.28                               0.250                    0.016       0.609
6359617  $649,079.51    71.04                               0.250                    0.016       0.734
6366795  $538,996.28    79.99                               0.250                    0.016       0.484
6374827  $307,563.83    79.38                               0.250                    0.016       0.734
6388872  $251,316.85    80.00                               0.250                    0.016       0.984
6399597  $255,257.00    80.00                               0.250                    0.016       0.734
6404011  $626,922.87    80.00                               0.250                    0.016       0.000
6404998  $135,695.31    60.69                               0.250                    0.016       0.484
6414506  $361,860.42    80.00                               0.250                    0.016       0.484
6415530  $230,744.70    89.99                    06         0.250                    0.016       0.609
6418947  $270,206.56    86.58                    33         0.250                    0.016       0.609
6419271  $258,968.89    80.00                               0.250                    0.016       0.859
6428670  $276,123.48    80.00                               0.250                    0.016       0.000
6580663  $345,755.79    86.50                    01         0.250                    0.016       0.734
6623523  $257,427.15    74.67                               0.250                    0.016       0.984
6625518  $299,782.87    79.41                               0.250                    0.016       0.609
6630812  $331,322.83    80.00                               0.250                    0.016       0.484
6631760  $314,278.03    79.62                               0.250                    0.016       0.734
6999382  $262,679.95    90.00                    33         0.250                    0.016       0.859
6999447  $255,501.72    64.00                               0.250                    0.016       0.859
6999456  $275,527.33    80.00                               0.250                    0.016       0.484
6999458  $912,048.10    33.23                               0.250                    0.016       0.984
6999460  $302,071.62    66.85                               0.250                    0.016       0.734
6999468  $457,968.24    80.00                               0.250                    0.016       0.859
6999473  $246,667.43    85.17                    33         0.250                    0.016       0.984
6999474  $248,978.74    79.99                               0.250                    0.016       0.484
6999481  $399,419.16    78.92                               0.250                    0.016       0.609
6999483  $240,988.04    69.01                               0.250                    0.016       0.609
6999484  $284,216.81    94.99                    33         0.250                    0.016       0.984
6999485  $487,308.93    80.00                               0.250                    0.016       0.734
6999486  $289,599.55    71.78                               0.250                    0.016       0.859
6999488  $599,084.09    63.16                               0.250                    0.016       0.359
6999492  $434,399.31    84.98                    11         0.250                    0.016       0.859
6999499  $451,310.02    80.00                               0.250                    0.016       0.359
6999506  $448,674.31    63.38                               0.250                    0.016       0.609

         $18,575,272.77

                                   EXHIBIT F-2


[Schedule of Mortgage Loans Serviced by Norwest Mortgage in Frederick, Maryland]

NASCOR
NMI / 1998-05  Exhibit F-2
30 YEAR FIXED RATE NON RELOCATION  LOANS




                                                                                     NET
MORTGAGE                                                              MORTGAGE     MORTGAGE     CURRENT     ORIGINAL    SCHEDULED
LOAN                                           ZIP        PROPERTY    INTEREST     INTEREST     MONTHLY     TERM TO      MATURITY
NUMBER      CITY                  STATE        CODE         TYPE        RATE         RATE       PAYMENT     MATURITY       DATE
------      ----                  -----        ----         ----        ----         ----       -------     --------       ----
4527700     RENO                   NV         89509         SFD         7.750       6.750      $2,865.65      360        1-Dec-27
4572713     ELLICOTT CITY          MD         21042         SFD         7.875       6.750      $3,132.30      360        1-Dec-27
4597104     GRANITE BAY            CA         95746         SFD         7.875       6.750      $2,900.28      360        1-Dec-27
4600912     MENDHAM                NJ         07945         SFD         8.000       6.750      $1,951.81      360        1-Jan-28
4609351     MODESTO                CA         95355         SFD         7.875       6.750      $1,827.17      360        1-Dec-27
4610949     EDMOND                 OK         73013         SFD         8.250       6.750      $1,171.98      360        1-Jul-27
4611250     SAN JOSE               CA         95126         SFD         7.875       6.750      $2,160.71      360        1-Jan-28
4613156     BELLAIRE               TX         77401         SFD         7.375       6.750      $2,443.61      360        1-Feb-28
4613322     FRANKLIN TOWNSHIP      NJ         08823         SFD         7.875       6.750      $1,935.94      360        1-Jan-28
4614323     DOYLESTOWN             PA         18901         SFD         8.125       6.750      $2,133.94      360        1-Jan-28
4617780     FARMINGTON HILLS       MI         48336         SFD         7.750       6.750      $1,740.88      360        1-Jan-28
4624513     DIX HILLS              NY         11746         SFD         7.750       6.750      $1,970.14      360        1-Feb-28
4627511     SUMMIT                 NJ         07901         SFD         8.125       6.750       $519.75       360        1-Oct-27
4630823     WOLF CREEK             OR         97497         SFD         8.000       6.750       $561.33       360        1-Sep-27
4634692     HAMPTON BAYS           NY         11946         SFD         8.500       6.750      $1,168.75      360        1-Feb-27
4637264     DOYLESTOWN             PA         18901         SFD         7.875       6.750      $1,820.65      360        1-Jan-28
4642586     NESCONSET              NY         11767         SFD         8.250       6.750      $1,045.77      360        1-Feb-28
4642688     WEST POINT             MS         39773         SFD         7.250       6.750      $1,841.88      360        1-Sep-27
4643876     MORRIS TOWNSHIP        NJ         07005         SFD         7.750       6.750      $1,740.24      360        1-Dec-27
4643982     WESTFIELD              NJ         07090         SFD         7.750       6.750      $3,152.22      360        1-Feb-28
4646463     LOS ANGELES            CA         90024         SFD         7.750       6.750      $7,049.50      360        1-Jan-28
4646620     CYPRESS                CA         90630         SFD         7.750       6.750      $1,960.11      360        1-Sep-27
4649015     ROCK HILL              SC         29732         SFD         7.875       6.750      $2,065.73      360        1-Nov-27
4649069     LUDLOW                 VT         05149         LCO         7.750       6.750      $1,805.36      360        1-Jan-28
4652383     WILTON                 CT         06897         SFD         7.875       6.750      $2,175.21      360        1-Jan-28
4652567     NEW ROCHELLE CITY      NY         10804         SFD         7.750       6.750      $1,948.65      360        1-Nov-27
4652936     SEA CLIFF              NY         11579         SFD         8.375       6.750      $2,360.03      360        1-Feb-28
4653983     HUNTINGTON BEACH       CA         92648         SFD         7.750       6.750      $1,769.54      360        1-Jan-28
4654353     MONSEY                 NY         10952         SFD         8.000       6.750      $2,155.44      360        1-Jan-28
4655302     DOYLESTOWN             PA         18901         SFD         7.250       6.750      $1,910.10      360        1-Feb-28
4655492     KATONAH                NY         10536         SFD         7.625       6.750      $3,284.17      360        1-Jan-28
4655799     VERO BEACH             FL         32963         SFD         8.250       6.750      $1,791.78      360        1-Dec-27
4656353     MAHWAH                 NJ         07430         SFD         7.875       6.750      $3,625.35      360        1-Jan-28
4656388     MORGAN HILL            CA         95037         SFD         7.750       6.750      $3,094.91      360        1-Sep-27
4657422     SEBASTOPOL             CA         95472         SFD         7.850       6.750      $1,953.01      360        1-Sep-27
4657442     TORRANCE               CA         90505         SFD         7.550       6.750      $1,124.23      360        1-Sep-27
4657527     WALL TOWNSHIP          NJ         07719         SFD         7.750       6.750      $1,650.61      360        1-Dec-27
4659162     HICKSVILLE             NY         11801         SFD         7.875       6.750       $993.35       360        1-Feb-28
4659758     ENGLEWOOD              CO         80110         SFD         7.625       6.750      $1,908.22      360        1-Feb-28
4660032     HARRINGTON PARK        NJ         07640         SFD         7.750       6.750      $1,762.38      360        1-Jan-28
4660613     MILWAUKIE              OR         97267         SFD         7.850       6.750       $868.01       360        1-Sep-27
4660888     PORTLAND               OR         97217         SFD         8.000       6.750       $616.37       360        1-Sep-27
4660941     NAPLES                 FL         34112         LCO         7.900       6.750       $479.70       360        1-Sep-27
4660954     BARTLETT               IL         60103         SFD         7.600       6.750      $1,661.40      360        1-Sep-27
4660977     PEMBROKE PINES         FL         33024         SFD         7.850       6.750       $371.08       360        1-Sep-27
4662308     BEECH GROVE            IN         46107         SFD         7.875       6.750      $1,745.02      356        1-Jul-27
4662376     LONG VALLEY            NJ         07853         SFD         7.875       6.750      $2,314.43      360        1-Feb-28
4663703     NEW YORK               NY         10003         HCO         7.625       6.750      $1,712.87      360        1-Feb-28
4663903     DENVILLE TOWNSHIP      NJ         07834         SFD         8.000       6.750      $2,260.00      360        1-Jan-28
4664122     WRENTHAM               MA         02093         SFD         7.750       6.750      $2,319.39      360        1-Jan-28
4664191     MOUNTAIN VIEW          CA         94041         PUD         8.000       6.750      $2,854.35      360        1-Jan-28
4664550     KENNESAW               GA         30144         SFD         7.875       6.750      $1,836.60      360        1-Nov-27
4664753     OGUNQUIT               ME         03907         SFD         8.000       6.750      $1,816.07      360        1-Jan-28
4665136     WAYNE                  NJ         07470         SFD         8.250       6.750      $1,104.37      360        1-Nov-27
4665241     SAN DIEGO              CA         92131         SFD         7.750       6.750      $1,312.47      360        1-Nov-27
4665879     LAGUNA NIGUEL          CA         92677         SFD         7.875       6.750      $2,320.22      360        1-Dec-27
4665906     LAKE FOREST            CA         92630         PUD         7.875       6.750      $1,761.92      360        1-Dec-27
4666359     BELLINGHAM             WA         98226         SFD         7.500       6.750      $3,104.51      360        1-Feb-28
4667311     SPRING LAKE            NJ         07762         SFD         7.625       6.750      $2,689.62      360        1-Jan-28
4667344     SILVER SPRING          MD         20906         LCO         8.000       6.750      $1,763.24      360        1-Nov-27
4667562     HUNTINGTON BEACH       CA         92648         PUD         7.375       6.750      $2,651.51      360        1-Jan-28
4667602     IRVINE                 CA         92620         SFD         7.250       6.750      $1,661.44      360        1-Dec-27
4667683     VISALIA                CA         93292         SFD         7.875       6.750      $2,668.26      360        1-Dec-27
4667685     ANDOVER                MA         01810         SFD         7.375       6.750      $1,850.32      360        1-Jan-28
4667688     INDIANAPOLIS           IN         46220         SFD         7.750       6.750      $1,878.14      357        1-Aug-27
4667722     HIGHLAND               MD         20777         SFD         7.875       6.750      $2,661.73      360        1-Jan-28
4667785     MITCHELLVILLE          MD         20721         SFD         7.500       6.750      $2,601.08      360        1-Dec-27
4667789     MANASSAS               VA         20111         SFD         7.500       6.750      $2,497.24      360        1-Dec-27
4667848     KENNEBUNK              ME         04043         SFD         7.750       6.750      $1,762.38      360        1-Jan-28
4667852     ATLANTA                GA         30319         SFD         7.500       6.750      $1,887.88      360        1-Jan-28
4667955     POTOMAC                MD         20854         SFD         7.375       6.750      $2,555.50      360        1-Jan-28
4667996     TENAFLY                NJ         07670         SFD         7.625       6.750      $4,246.76      360        1-Jan-28
4668025     GERMANTOWN             TN         38139         SFD         7.500       6.750      $2,228.05      360        1-Dec-27
4668124     COEUR D'ALENE          ID         83814         SFD         7.375       6.750      $1,899.36      360        1-Dec-27
4668137     RARITAN TOWNSHIP       NJ         08551         SFD         7.875       6.750      $2,041.80      360        1-Jan-28
4668233     MUKILTEO               WA         98275         SFD         7.625       6.750      $2,086.23      360        1-Dec-27
4668241     RANCHO PALOS VERDES    CA         90275         SFD         7.500       6.750      $2,227.00      360        1-Dec-27
4668413     BRIDGEHAMPTON          NY         11937         SFD         8.000       6.750      $1,878.44      360        1-Feb-28
4668444     EASTHAM                MA         02642         SFD         7.875       6.750      $1,696.67      360        1-Jan-28
4668445     ROSWELL                GA         30076         PUD         7.500       6.750      $1,922.84      360        1-Jan-28
4668476     SANDY                  UT         84093         SFD         7.750       6.750      $1,818.97      360        1-Dec-27
4669093     PEARL                  MS         39208         SFD         8.000       6.750      $2,256.33      360        1-Dec-27
4669131     SANTA MONICA           CA         90403         LCO         7.750       6.750       $966.45       360        1-Jan-28
4669249     WASHINGTON             DC         20016         SFD         7.625       6.750      $4,590.04      360        1-Jan-28
4669322     TORRANCE               CA         90277         SFD         8.125       6.750      $2,956.62      360        1-Dec-27
4669358     BETHESDA               MD         20817         SFD         7.750       6.750      $2,980.28      360        1-Jan-28
4669379     MAHWAH                 NJ         07430         SFD         7.500       6.750      $2,796.86      360        1-Dec-27
4669386     PARIS                  TN         38242         SFD         7.375       6.750      $2,583.13      360        1-Jan-28
4669477     NORTH PALM BEACH       FL         33408         SFD         7.875       6.750      $2,738.95      360        1-Jan-28
4670398     LOS ANGELES            CA         90272         LCO         7.750       6.750      $2,229.48      360        1-Dec-27
4670596     BLOOMFIELD HILLS       MI         48304         SFD         7.750       6.750      $2,005.96      360        1-Jan-28
4670611     SEAFORD                NY         11783         SFD         8.375       6.750       $760.07       360        1-Jan-28
4670719     ALTADENA               CA         91001         SFD         7.000       6.734      $3,087.01      360        1-Jan-28
4670745     FRANKLIN               MI         48025         SFD         7.750       6.750      $2,485.96      360        1-Jan-28
4670793     AUSTIN                 TX         78746         SFD         7.875       6.750      $1,814.49      360        1-Jan-28
4670813     CARLSBAD               CA         92009         PUD         7.125       6.750      $2,089.88      360        1-Dec-27
4671024     LONGMONT               CO         80503         SFD         7.500       6.750      $2,079.81      360        1-Jan-28
4671211     MAPLE GROVE            MN         55311         SFD         7.500       6.750      $1,773.21      360        1-Dec-27
4671307     SILVER SPRING          MD         20905         SFD         7.500       6.750      $2,765.39      360        1-Jan-28
4671460     SAN JOSE               CA         95124         SFD         7.625       6.750      $2,123.38      360        1-Jan-28
4671581     OGDEN                  UT         84403         SFD         7.750       6.750      $1,719.39      360        1-Jan-28
4671583     BEAUFORT               SC         29902         SFD         7.500       6.750      $2,186.80      360        1-Feb-28
4671639     EDEN PRAIRIE           MN         55347         SFD         7.500       6.750      $1,809.22      360        1-Feb-28
4671657     NEWBURY PARK           CA         91320         SFD         7.875       6.750      $1,160.12      360        1-Dec-27
4671744     PURCHASE               NY         10577         SFD         7.625       6.750      $3,185.08      360        1-Feb-28
4671835     TAVERNIER              FL         33070         LCO         8.125       6.750       $259.87       360        1-Dec-27
4671849     REDDING                CT         06896         SFD         7.750       6.750      $2,091.93      360        1-Jan-28
4672063     OMAHA                  NE         68116         SFD         7.500       6.750      $2,010.24      360        1-Jan-28
4672607     CAPE GIRARDEAU         MO         63701         SFD         7.500       6.750      $2,300.42      360        1-Dec-27
4672705     YONKERS                NY         10710         SFD         7.750       6.750      $1,898.50      360        1-Feb-28
4672727     SAN FRANCISCO          CA         94124         THS         8.000       6.750      $1,203.38      360        1-Dec-27
4672761     LYNWOOD                NJ         08221         SFD         7.750       6.750      $2,485.59      360        1-Jan-28
4672803     REDWOOD CITY           CA         94062         SFD         7.500       6.750      $2,202.53      360        1-Dec-27
4672949     ST CHARLES             MO         63303         SFD         7.500       6.750      $3,631.40      300        1-Jan-23
4673235     AMAGANSETT             NY         11930         SFD         8.000       6.750      $2,215.97      360        1-Feb-28
4673256     ST PAUL                MN         55116         SFD         7.500       6.750      $2,667.51      360        1-Jan-28
4673608     SOUTHOLD               NY         11971         SFD         7.750       6.750       $790.92       360        1-Feb-28
4673616     FLEMINGTON             NJ         08822         SFD         7.375       6.750      $2,092.75      360        1-Feb-28
4673854     SOUTH BRUNSWICK        NJ         08852         SFD         7.750       6.750      $2,819.96      240        1-Dec-17
4674692     UNIVERSITY PARK        TX         75205         SFD         7.875       6.750      $2,882.16      360        1-Jan-28
4675822     ROSLYN ESTATES         NY         11576         SFD         7.625       6.750      $2,643.61      360        1-Feb-28
4676020     PACIFIC PALISADES      CA         90272         SFD         7.750       6.750      $6,977.86      360        1-Jan-28
4676729     AVALON                 NJ         08202         SFD         8.000       6.750      $1,882.11      360        1-Jan-28
4676770     EVERGREEN              CO         80439         SFD         7.625       6.750      $2,675.47      360        1-Dec-27
4676830     LINCOLN                NE         68516         SFD         7.750       6.750      $2,495.99      360        1-Feb-28
4676870     BEDMINSTER             NJ         07921         SFD         7.250       6.750      $2,226.29      360        1-Feb-28
4676974     IRVINE                 CA         92620         SFD         7.375       6.750      $1,990.18      360        1-Jan-28
4677137     EAST SETAUKET          NY         11733         SFD         7.750       6.750      $2,865.65      360        1-Feb-28
4677179     ORANGE                 CA         92868         SFD         7.875       6.750      $1,653.16      360        1-Jan-28
4677367     JACKSONVILLE           AR         72076         SFD         7.750       6.750      $2,169.94      347        1-Nov-26
4677430     NEWARK                 DE         19711         SFD         8.000       6.750      $1,882.11      360        1-Nov-27
4677680     WOODINVILLE            WA         98072         SFD         7.250       6.750      $2,031.52      360        1-Jan-28
4677712     DANVILLE               CA         94506         SFD         7.750       6.750      $1,611.93      360        1-Jan-28
4677719     SAN RAMON              CA         94583         SFD         7.875       6.750      $1,790.92      360        1-Jan-28
4677746     WOODSTOCK              IL         60098         SFD         7.625       6.750      $3,061.21      360        1-Jan-28
4678193     MORGAN HILL            CA         95037         SFD         7.600       6.750      $3,068.61      360        1-Nov-27
4678196     ENCINITAS              CA         92024         SFD         7.700       6.750      $2,203.05      360        1-Nov-27
4678200     SUNNYVALE              CA         94087         SFD         7.550       6.750      $2,553.40      360        1-Nov-27
4678202     NOVATO                 CA         94947         SFD         7.450       6.750      $2,330.91      360        1-Nov-27
4678209     WINDSOR                CA         95492         SFD         7.650       6.750      $1,649.63      360        1-Nov-27
4678211     SAN JOSE               CA         95117         SFD         7.550       6.750      $2,072.80      360        1-Nov-27
4678212     NAPA                   CA         94558         SFD         7.900       6.750      $1,802.48      360        1-Nov-27
4678213     JAMUL                  CA         91935         SFD         7.800       6.750      $1,635.55      360        1-Nov-27
4678214     CARMEL                 CA         93921         SFD         7.650       6.750      $1,958.26      360        1-Nov-27
4678216     SAN JOSE               CA         95124         SFD         7.500       6.750      $1,864.11      360        1-Nov-27
4678217     SARATOGA               CA         95070         SFD         7.700       6.750      $2,421.22      360        1-Nov-27
4678218     CUPERTINO              CA         95014         SFD         7.850       6.750      $3,443.08      360        1-Nov-27
4678219     MORGAN HILL            CA         95037         SFD         7.650       6.750      $2,398.16      360        1-Nov-27
4678508     YARDLEY                PA         19067         SFD         7.375       6.750      $1,878.64      360        1-Feb-28
4678787     WALNUT CREEK           CA         94598         SFD         7.500       6.750      $1,641.76      360        1-Nov-27
4678798     HOMELAND               CA         92548         SFD         7.850       6.750      $1,996.41      360        1-Sep-27
4678805     SAN MARCOS             CA         92069         SFD         7.950       6.750      $1,942.56      360        1-Nov-27
4678812     SAN JOSE               CA         95120         SFD         8.050       6.750      $1,851.98      360        1-Nov-27
4678948     SANTA BARBARA          CA         93109         SFD         7.700       6.750      $1,889.35      360        1-Nov-27
4678957     SAN JOSE               CA         95118         SFD         7.300       6.750      $1,990.90      360        1-Nov-27
4678965     MILPITAS               CA         95035         SFD         7.750       6.750      $1,673.54      360        1-Nov-27
4678976     SAN JOSE               CA         95135         SFD         7.650       6.750      $1,915.69      360        1-Nov-27
4678981     SANTA BARBARA          CA         93111         SFD         7.900       6.750      $1,805.39      360        1-Nov-27
4678999     CAMPBELL               CA         95008         SFD         7.550       6.750      $1,826.87      360        1-Nov-27
4679002     NOVATO                 CA         94947         SFD         7.700       6.750      $2,138.89      360        1-Nov-27
4679003     SAN FRANCISCO          CA         94127         SFD         7.700       6.750      $1,925.00      360        1-Nov-27
4679008     MORGAN HILL            CA         95037         SFD         7.550       6.750      $2,613.83      360        1-Nov-27
4679017     FREMONT                CA         94539         SFD         7.450       6.750      $2,365.70      360        1-Nov-27
4679203     SANTA BARBARA          CA         93111         SFD         7.500       6.750      $1,866.91      360        1-Jan-28
4679378     NAPLES                 FL         34108         SFD         7.875       6.750      $1,631.41      360        1-Jan-28
4679519     DUNWOODY               GA         30350         SFD         7.375       6.750      $1,657.63      360        1-Feb-28
4679654     CARLSBAD               CA         92009         SFD         7.750       6.750      $1,919.98      360        1-Nov-27
4679679     BONITA                 CA         91902         SFD         7.500       6.750      $2,125.61      360        1-Jan-28
4679715     AUBURN                 CA         95602         PUD         7.750       6.750      $2,353.42      360        1-Jan-28
4679863     AGOURA                 CA         91301         SFD         7.875       6.750      $1,972.19      360        1-Jan-28
4679974     BIRMINGHAM             AL         35242         SFD         7.500       6.750      $1,859.71      240        1-Jan-18
4680074     CALEXICO               CA         92231         SFD         7.875       6.750       $573.89       360        1-Nov-27
4680094     REDWOOD CITY           CA         94061         SFD         7.700       6.750      $1,846.57      360        1-Nov-27
4680098     ENCINO                 CA         91436         SFD         7.700       6.750      $3,400.83      360        1-Nov-27
4680099     SAN JOSE               CA         95123         SFD         7.900       6.750      $1,571.36      360        1-Nov-27
4680118     CULVER CITY            CA         90230         SFD         7.500       6.750      $1,730.56      360        1-Jan-28
4680146     LAGUNA BEACH           CA         92651         SFD         7.500       6.750      $3,880.65      360        1-Feb-28
4680178     PACIFICA               CA         94044         SFD         7.550       6.750      $1,630.13      360        1-Nov-27
4680188     LA-CANADA FLINTRIDG   E CA       91011 A        SFD         7.650       6.750      $2,731.64      360        1-Nov-27
4680197     COLFAX                 CA         95713         SFD         7.750       6.750      $1,755.22      360        1-Nov-27
4680212     SAN JOSE               CA         95128         SFD         7.550       6.750      $1,798.77      360        1-Nov-27
4680218     AGOURA HILLS           CA         91301         SFD         7.750       6.750      $2,407.15      360        1-Nov-27
4680264     COROLLA                NC         27927         SFD         8.000       6.750      $1,941.55      360        1-Feb-28
4680304     SAN RAFAEL             CA         94901         SFD         8.125       6.750      $2,413.12      360        1-Jan-28
4680410     SAN DIEGO              CA         92128         PUD         7.875       6.750      $1,908.75      360        1-Jan-28
4680543     CERRITOS               CA         90703         SFD         7.625       6.750      $1,716.40      360        1-Nov-27
4680590     CORONADO               CA         92118         SFD         7.625       6.750      $3,538.97      360        1-Dec-27
4680698     STOCKTON               CA         95212         SFD         7.950       6.750      $3,096.40      360        1-Nov-27
4680705     TIGARD                 OR         97223         SFD         7.700       6.750      $1,789.54      360        1-Nov-27
4680716     BONITA SPRINGS         FL         34110         SFD         7.450       6.750      $2,449.20      360        1-Nov-27
4680718     CAPISTRANO BEACH       CA         92624         MF2         8.000       6.750      $2,113.25      360        1-Nov-27
4680727     THORNWOOD              NY         10594         SFD         7.600       6.750      $1,638.10      360        1-Nov-27
4680735     FULLERTON              CA         92835         SFD         7.850       6.750      $2,781.23      360        1-Nov-27
4680736     GREENVALE              NY         11548         SFD         7.350       6.750      $2,439.66      360        1-Nov-27
4680748     SOUTH PASADENA         CA         91030         SFD         7.250       6.750      $1,637.23      360        1-Nov-27
4680752     FULLERTON              CA         92831         SFD         7.500       6.750      $2,377.33      360        1-Jan-28
4680753     YORBA LINDA            CA         92686         SFD         7.550       6.750      $2,213.33      360        1-Nov-27
4680754     ALISO VIEJO            CA         92656         SFD         7.550       6.750      $1,826.87      360        1-Nov-27
4680760     SOLANA BEACH           CA         92075         LCO         7.900       6.750      $1,802.48      360        1-Nov-27
4680771     VISTA                  CA         92084         SFD         7.550       6.750      $1,896.43      360        1-Nov-27
4680777     NEW CITY               NY         10956         SFD         7.650       6.750      $2,805.42      360        1-Nov-27
4680785     ORANGE                 CA         92867         SFD         7.800       6.750      $2,320.87      360        1-Nov-27
4681041     ELLICOTT CITY          MD         21042         SFD         7.750       6.750      $1,604.77      360        1-Jan-28
4681330     FORT WORTH             TX         76132         SFD         7.625       6.750      $2,599.02      360        1-Jan-28
4681331     CONCORD                CA         94521         SFD         7.600       6.750      $2,330.05      360        1-Nov-27
4681364     ROCKVILLE CENTRE       NY         11570         SFD         7.300       6.750      $1,774.95      360        1-Nov-27
4681408     METAIRIE               LA         70005         SFD         7.500       6.750      $2,013.74      360        1-Jan-28
4681449     TRAVUCO CANYON         CA         92679         SFD         7.650       6.750      $2,874.96      360        1-Nov-27
4681456     VACAVILLE              CA         95688         SFD         7.650       6.750      $1,560.94      360        1-Nov-27
4681462     BROOKLYN               NY         11230         SFD         7.150       6.750      $2,532.78      360        1-Nov-27
4681470     NEWPORT BEACH          CA         92660         SFD         7.450       6.750      $1,739.49      360        1-Nov-27
4681479     NEWPORT BEACH          CA         92663         SFD         7.900       6.750      $2,267.64      360        1-Nov-27
4681561     SAN JOSE               CA         95124         SFD         7.500       6.750      $1,873.90      360        1-Feb-28
4681764     YORKTOWN HEIGHTS       NY         10598         SFD         8.250       6.750      $1,217.06      360        1-Feb-28
4681779     ENGLEWOOD              CO         80110         SFD         7.750       6.750      $2,786.85      360        1-Jan-28
4681812     AN DIEGO               CA         92107         SFD         7.750       6.750      $1,020.89      360        1-Jan-28
4681877     SOUTH ORANGE VILLAG   E NJ       07079 J        SFD         7.625       6.750      $2,406.50      360        1-Jan-28
4681998     SAN JOSE               CA         95129         LCO         7.750       6.750      $1,053.13      360        1-Jan-28
4681999     ARDEN HILLS            MN         55112         PUD         7.750       6.750      $2,005.95      360        1-Jan-28
4682088     FOSTER CITY            CA         94404         LCO         8.000       6.750      $2,054.55      360        1-Jan-28
4682133     WHITEHOUSE STATION     NJ         08889         LCO         8.000       6.750      $1,247.40      360        1-Jan-28
4682412     LIBERTYVILLE           IL         60048         SFD         7.750       6.750      $1,834.02      360        1-Jan-28
4682444     CRESTLINE              CA         92325         SFD         7.750       6.750       $591.05       360        1-Feb-28
4682501     MERCER ISLAND          WA         98040         SFD         7.375       6.750      $2,418.05      360        1-Dec-27
4682559     COROLLA                NC         27927         SFD         7.750       6.750      $1,828.29      360        1-Feb-28
4682569     BEND                   OR         97701         SFD         7.500       6.750      $2,388.52      360        1-Feb-28
4682602     SAG HARBOR             NY         11963         SFD         7.750       6.750       $988.65       360        1-Feb-28
4682675     SHORT HILLS            NJ         07078         SFD         7.750       6.750      $1,713.66      360        1-Jan-28
4682691     NORWALK                CT         06854         SFD         7.750       6.750      $1,947.21      360        1-Feb-28
4682703     SOMERS                 NY         10589         SFD         7.500       6.750      $1,966.55      360        1-Feb-28
4682731     PORTLAND               OR         97201         SFD         7.875       6.750      $2,800.58      360        1-Oct-27
4682814     JACKSON                MS         39216         SFD         7.625       6.750      $1,879.19      360        1-Dec-27
4682823     PLANDOME               NY         11030         SFD         7.750       6.750      $1,862.68      360        1-Feb-28
4682832     CORAL GABLES           FL         33146         SFD         7.625       6.750      $1,751.79      360        1-Jan-28
4682947     WOODBURY               NY         11797         LCO         7.000       6.734       $731.84       360        1-Feb-28
4683008     SANTA CLARA            CA         95051         SFD         7.650       6.750      $1,844.74      360        1-Nov-27
4683019     PASADENA               CA         91105         SFD         7.750       6.750      $2,794.01      360        1-Nov-27
4683029     ALTADENA               CA         91001         SFD         7.625       6.750       $990.92       360        1-Jan-28
4683032     GLENVIEW               IL         60025         PUD         8.000       6.750      $1,687.66      360        1-Nov-27
4683047     TOWSON                 MD         21286         SFD         7.500       6.750      $2,153.59      360        1-Feb-28
4683056     VISTA                  CA         92084         SFD         7.500       6.750      $1,824.95      360        1-Dec-27
4683079     CHICAGO                IL         60614         SFD         7.450       6.750      $4,174.77      360        1-Nov-27
4683085     CARNATION              WA         98014         SFD         7.250       6.750      $1,705.45      360        1-Nov-27
4683089     SCHAUMBURG             IL         60193         SFD         7.700       6.750      $2,024.81      360        1-Nov-27
4683093     SOUTH NYACK            NY         10960         SFD         7.900       6.750      $1,896.97      360        1-Nov-27
4683177     SAN DIEGO              CA         92122         SFD         7.500       6.750      $1,873.90      360        1-Nov-27
4683187     ORTING                 WA         98360         SFD         7.125       6.750      $1,414.81      360        1-Jan-28
4683191     LOS ALTOS              CA         94024         SFD         7.750       6.750      $3,324.16      360        1-Nov-27
4683200     LA MESA                CA         91941         SFD         7.350       6.750      $2,425.19      360        1-Nov-27
4683203     DANVILLE               CA         94526         SFD         7.550       6.750      $3,625.63      360        1-Nov-27
4683210     SCOTTS VALLEY          CA         95066         SFD         7.500       6.750      $2,125.62      360        1-Nov-27
4683213     SANTA BARBARA          CA         93103         SFD         7.550       6.750      $3,063.52      360        1-Nov-27
4683256     SAN JOSE               CA         95148         SFD         7.875       6.750      $1,825.37      360        1-Jan-28
4683527     CUPERTINO              CA         95014         SFD         7.700       6.750      $1,696.14      360        1-Nov-27
4683534     SAN MATEO              CA         94403         SFD         7.500       6.750      $2,691.98      360        1-Nov-27
4683535     LOS ALTOS HILLS        CA         94024         SFD         7.850       6.750      $7,233.35      360        1-Nov-27
4683541     LOS ANGELES            CA         90049         SFD         7.450       6.750      $4,522.67      360        1-Nov-27
4683542     LOS ANGELES            CA         91604         SFD         7.700       6.750      $1,978.47      360        1-Nov-27
4683543     MOUNTAIN VIEW          CA         94043         LCO         7.950       6.750      $2,026.54      360        1-Nov-27
4683549     LOS ANGELES            CA         90019         SFD         7.550       6.750      $1,602.03      360        1-Nov-27
4683555     APTOS                  CA         95003         SFD         7.700       6.750      $3,564.81      360        1-Nov-27
4683567     ALAMEDA                CA         94501         SFD         7.500       6.750      $1,850.12      360        1-Jan-28
4683643     MILL VALLEY            CA         94941         SFD         7.300       6.750      $2,001.87      360        1-Nov-27
4683644     LOS ANGELES            CA         90068         SFD         7.300       6.750      $2,934.25      360        1-Nov-27
4683650     GLENDORA               CA         91741         SFD         7.700       6.750      $1,967.78      360        1-Nov-27
4683654     LAFAYETTE              CA         94549         SFD         8.100       6.750      $1,940.76      360        1-Nov-27
4683658     MONTARA                CA         94037         SFD         7.950       6.750      $2,157.99      360        1-Nov-27
4683662     LOS ALAMITOS           CA         90720         SFD         7.500       6.750      $2,132.61      360        1-Nov-27
4683664     LOS ANGELES            CA         90045         SFD         7.900       6.750      $1,575.72      360        1-Oct-27
4683665     PIEDMONT               CA         94611         SFD         7.450       6.750      $2,644.02      360        1-Nov-27
4683670     PASADENA               CA         91107         SFD         7.700       6.750      $2,138.89      360        1-Nov-27
4683671     PASADENA               CA         91107         SFD         7.500       6.750      $1,907.46      360        1-Nov-27
4683672     PASADENA               CA         91104         SFD         7.550       6.750      $1,545.82      360        1-Nov-27
4683676     LOS ANGELES            CA         91324         SFD         7.850       6.750      $1,736.01      360        1-Nov-27
4683681     VILLA PARK             CA         92861         SFD         7.700       6.750      $2,389.85      360        1-Nov-27
4683682     SEAL BEACH             CA         90740         SFD         7.550       6.750      $1,798.77      360        1-Nov-27
4683683     GLENDALE               CA         91208         SFD         7.300       6.750      $1,782.49      360        1-Nov-27
4683689     SANTA MONICA           CA         90405         SFD         7.550       6.750      $2,051.72      360        1-Nov-27
4683697     RANCHO PALOS VERDES    CA         90275         SFD         7.750       6.750      $3,473.17      360        1-Nov-27
4683699     ALTADENA               CA         91001         SFD         7.450       6.750      $1,739.49      360        1-Nov-27
4683701     SAN CARLOS             CA         94070         PUD         7.600       6.750      $2,743.81      360        1-Nov-27
4683710     LOS ANGELES            CA         90066         SFD         7.500       6.750      $1,817.96      360        1-Nov-27
4683818     SANTA MONICA           CA         90403         SFD         7.625       6.750      $3,963.65      360        1-Jan-28
4683820     LAKE OSWEGO            OR         97035         SFD         7.625       6.750      $3,319.56      360        1-Feb-28
4684055     MESA                   AZ         85203         SFD         7.875       6.750       $967.24       360        1-Jan-28
4684091     SUMMIT                 NJ         07901         SFD         7.500       6.750      $2,768.89      360        1-Feb-28
4684226     SANTA MONICA           CA         90404         LCO         7.625       6.750       $679.49       360        1-Jan-28
4684359     EDEN PRAIRIE           MN         55346         SFD         7.500       6.750      $2,503.19      360        1-Jan-28
4684522     KNOXVILLE              TN         37919         SFD         7.500       6.750      $3,496.08      360        1-Jan-28
4684531     BELLEVUE               WA         98008         SFD         7.500       6.750      $1,635.81      360        1-Jan-28
4684854     DULUTH                 GA         30136         SFD         7.500       6.750      $1,755.98      354        1-May-27
4685017     BLAIRSVILLE            GA         30512         SFD         7.875       6.750      $2,465.24      360        1-Jan-28
4685026     SEATTLE                WA         98105         SFD         7.375       6.750      $2,417.36      360        1-Jan-28
4685030     DRAPER                 UT         84020         SFD         7.500       6.750      $2,447.25      360        1-Jan-28
4685098     AURORA                 CO         80015         SFD         7.750       6.750      $1,654.91      360        1-Jan-28
4685104     VANCOUVER              WA         98685         SFD         7.500       6.750      $1,817.96      360        1-Dec-27
4685201     SEATTLE                WA         98136         SFD         7.625       6.750      $1,800.63      360        1-Jan-28
4685240     MORRISVILLE            NC         27560         SFD         7.500       6.750      $1,643.15      360        1-Jan-28
4685309     MORGANVILLE            NJ         07751         SFD         7.500       6.750      $1,727.06      360        1-Feb-28
4685485     SAN JOSE               CA         95125         SFD         8.125       6.750      $2,088.28      360        1-Jan-28
4685493     WOODLAND HILLS         CA         91364         SFD         7.875       6.750      $2,283.97      360        1-Jan-28
4685537     CARSON CITY            NV         89701         SFD         7.875       6.750       $609.06       360        1-Jan-28
4685734     KENT                   WA         98042         SFD         7.375       6.750      $1,983.62      360        1-Jan-28
4685857     BONITA                 CA         91902         SFD         7.875       6.750      $2,552.24      360        1-Dec-27
4685877     SAN DIEGO              CA         92114         SFD         7.500       6.750       $586.99       360        1-Dec-27
4685892     LOS ANGELES            CA         90034         SFD         7.875       6.750      $2,479.74      360        1-Jan-28
4685910     SANTA BARBARA          CA         93101         SFD         7.500       6.750      $2,160.58      360        1-Jan-28
4685928     HOLLISTER              CA         95023         SFD         7.500       6.750      $2,064.09      360        1-Feb-28
4685933     RESTON                 VA         22094         SFD         7.125       6.750      $1,839.26      360        1-Feb-28
4685937     NEW YORK               NY         10023         HCO         7.750       6.750      $2,149.24      360        1-Jan-28
4685953     BRIARCLIFF MANOR       NY         10510         SFD         7.375       6.750      $2,116.23      360        1-Feb-28
4686019     SAN JOSE               CA         95131         SFD         7.375       6.750      $2,175.63      360        1-Feb-28
4686023     CHEVY CHASE            MD         20815         SFD         8.000       6.750      $1,966.49      360        1-Dec-27
4686223     SHERMAN                CT         06784         SFD         7.750       6.750      $2,149.24      360        1-Jan-28
4686298     CAMARILLO              CA         93012         SFD         8.250       6.750      $2,922.43      360        1-Feb-28
4686329     YORKTOWN HEIGHTS       NY         10598         SFD         7.750       6.750       $971.46       360        1-Feb-28
4686330     OLD TAPPAN             NJ         07675         SFD         7.500       6.750      $2,496.20      360        1-Feb-28
4686397     VILLA PARK             CA         92861         SFD         8.125       6.750      $2,368.57      360        1-Feb-28
4686439     MILFORD                NJ         08848         SFD         7.750       6.750      $1,826.86      360        1-Jan-28
4686445     SHORT HILLS            NJ         07078         SFD         7.750       6.750      $1,862.68      360        1-Feb-28
4686456     NEW HOPE               PA         18938         SFD         7.750       6.750      $1,934.32      360        1-Feb-28
4686476     MOUNTAIN VIEW          CA         94041         LCO         7.750       6.750      $1,587.57      360        1-Nov-27
4686479     SOLANA BEACH           CA         92075         SFD         7.750       6.750      $1,798.20      360        1-Jan-28
4686482     FREMONT                CA         94539         SFD         7.800       6.750      $2,184.81      360        1-Nov-27
4686538     SCOTTSDALE             AZ         85255         SFD         7.625       6.750      $3,538.97      360        1-Jan-28
4686556     POUGHKEEPSIE           NY         12601         SFD         7.875       6.750      $1,756.49      360        1-Jan-28
4686603     CLIFTON                VA         20124         SFD         7.250       6.750      $1,841.88      360        1-Jan-28
4686669     CHINO HILLS            CA         91709         SFD         7.625       6.750      $1,773.73      360        1-Jan-28
4686723     EASTCHESTER            NY         10709         SFD         7.625       6.750      $1,769.49      360        1-Jan-28
4686815     SALT LAKE CITY         UT         84121         SFD         7.500       6.750      $1,857.12      360        1-Jan-28
4686954     OAK RIDGE              TN         37830         SFD         7.625       6.750      $1,990.67      360        1-Jan-28
4687236     BEVERLY                MA         01915         SFD         7.375       6.750      $1,761.23      360        1-Jan-28
4687444     THOUSAND OAKS          CA         91360         SFD         7.500       6.750      $1,538.27      360        1-Dec-27
4687568     AVALON                 CA         90704         PUD         7.750       6.750      $2,095.51      360        1-Feb-28
4687666     STAMFORD               CT         06903         SFD         7.250       6.750      $1,978.32      360        1-Feb-28
4687680     KIRKLAND               WA         98034         SFD         7.500       6.750      $2,209.52      360        1-Jan-28
4687690     WASHINGTON             DC         20009         MF2         7.625       6.750      $2,123.38      360        1-Jan-28
4687701     MEDINA                 MN         55340         SFD         7.375       6.750      $2,410.46      360        1-Jan-28
4687748     OAKTON                 VA         22124         SFD         7.625       6.750      $2,276.26      360        1-Jan-28
4687829     CARLSBAD               CA         92009         SFD         7.625       6.750      $1,713.57      360        1-Dec-27
4687890     APOLLO BEACH           FL         33572         SFD         7.625       6.750      $2,717.93      360        1-Jan-28
4687916     BAINBRIDGE ISLAND      WA         98110         SFD         7.500       6.750      $2,027.72      360        1-Jan-28
4687980     REDWOOD CITY           CA         94065         LCO         7.625       6.750      $1,837.44      360        1-Jan-28
4688021     PHOENIX                AZ         85022         SFD         7.375       6.750      $1,692.15      360        1-Jan-28
4688142     DUXBURY                MA         02332         SFD         7.625       6.750      $1,833.19      360        1-Jan-28
4688187     SAN MATEO              CA         94403         SFD         7.875       6.750      $2,900.28      360        1-Feb-28
4688263     MILPITAS               CA         95035         SFD         7.875       6.750      $1,935.94      360        1-Jan-28
4688304     CHELMSFORD             MA         01824         SFD         7.875       6.750      $1,131.11      360        1-Jan-28
4688308     SALT LAKE CITY         UT         84121         SFD         7.500       6.750      $1,790.87      360        1-Jan-28
4688312     ROSWELL                GA         30075         SFD         7.750       6.750      $2,099.09      360        1-Jan-28
4688383     TOWN OF MERTON         WI         53029         SFD         7.500       6.750      $3,097.53      360        1-Feb-28
4688392     HIGHLAND PARK          TX         75205         SFD         7.500       6.750      $2,936.70      360        1-Jan-28
4688954     DENVER                 CO         80220         SFD         7.500       6.750      $1,727.41      360        1-Jan-28
4689026     WOODBINE               MD         21797         SFD         7.750       6.750      $1,683.57      360        1-Jan-28
4689032     YONKERS                NY         10701         SFD         7.875       6.750      $1,363.13      360        1-Jan-28
4689085     MARIETTA               GA         30064         SFD         7.875       6.750      $2,131.71      360        1-Feb-28
4689095     PORT WASHINGTON        NY         11050         SFD         7.750       6.750      $2,498.49      360        1-Jan-28
4689179     SAN JOSE               CA         95120         SFD         7.500       6.750      $2,858.39      360        1-Jan-28
4689247     FLORHAM PARK           NJ         07932         SFD         8.500       6.750      $1,857.70      360        1-Jan-28
4689284     ENCINO                 CA         91436         SFD         7.750       6.750      $2,722.37      360        1-Feb-28
4689546     SETAUKET               NY         11733         SFD         7.625       6.750      $2,017.22      360        1-Feb-28
4689583     TRABUCO CANYON         CA         92679         SFD         8.000       6.750      $2,670.90      360        1-Jan-28
4689603     RESTON                 VA         20091         SFD         7.875       6.750      $1,846.39      360        1-Jan-28
4689604     SANDY SPRING           MD         20860         SFD         7.750       6.750      $3,513.29      360        1-Jan-28
4689660     DALLAS                 TX         75205         SFD         7.500       6.750      $2,215.81      360        1-Jan-28
4689789     PARKLAND               FL         33076         SFD         8.125       6.750      $2,494.27      360        1-Jan-28
4689802     NORTH HOLLYWOOD ARE   A CA       91607 A        SFD         7.875       6.750      $2,501.49      360        1-Jan-28
4689868     MIDDLETOWN             IN         47356         SFD         7.625       6.750      $2,010.13      360        1-Jan-28
4689960     LAGUNA NIGUEL          CA         92677         PUD         8.250       6.750      $1,960.81      360        1-Feb-28
4689965     STAMFORD               CT         06902         SFD         7.375       6.750      $1,623.09      360        1-Feb-28
4689996     LAGUNA NIGUEL          CA         92677         PUD         7.375       6.750      $1,754.32      360        1-Feb-28
4690105     SOUTH SALEM            NY         10590         SFD         7.375       6.750      $2,141.10      360        1-Feb-28
4690192     HANOVER                NH         03755         SFD         7.375       6.750      $1,944.95      360        1-Feb-28
4690238     MOUNTAINVIEW           CA         94040         SFD         7.625       6.750      $2,831.17      360        1-Jan-28
4690252     MANHATTAN BEACH        CA         90266         SFD         7.625       6.750      $2,760.40      360        1-Feb-28
4690363     CARY                   NC         27513         SFD         7.250       6.750      $2,528.83      360        1-Feb-28
4690394     NORTH MYRTLE BEACH     SC         29582         LCO         7.625       6.750       $764.42       360        1-Jan-28
4690411     FINKSBURG              MD         21048         SFD         7.875       6.750      $1,769.89      360        1-Jan-28
4690472     MEDINA                 WA         98039         SFD         7.250       6.750      $2,369.88      360        1-Jan-28
4690629     BROOKFIELD             WI         53045         SFD         7.375       6.750      $1,987.77      360        1-Feb-28
4690652     SIMI VALLEY            CA         93065         PUD         8.125       6.750      $2,227.50      360        1-Feb-28
4690739     SOUTH ORANGE           NJ         07079         SFD         8.250       6.750       $889.50       360        1-Feb-28
4690812     WALNUT                 CA         91789         SFD         7.875       6.750      $1,740.17      360        1-Dec-27
4690856     LAKE GROVE             NY         11755         SFD         7.750       6.750      $2,005.95      360        1-Jan-28
4690872     TROY                   MI         48098         SFD         7.625       6.750      $2,446.14      360        1-Jan-28
4690914     HOUSTON                TX         77056         SFD         7.250       6.750      $2,614.10      360        1-Jan-28
4690979     SAN JOSE               CA         95126         SFD         7.375       6.750      $2,645.29      360        1-Feb-28
4691074     NORTHBROOK             IL         60062         SFD         7.500       6.750      $2,070.37      360        1-Jan-28
4691075     CONCORD                CA         94521         PUD         7.375       6.750      $2,513.65      360        1-Feb-28
4691080     CARPINTERIA            CA         93013         SFD         7.250       6.750      $2,353.51      360        1-Feb-28
4691209     DUXBURY                MA         02332         SFD         7.375       6.750      $3,108.04      360        1-Feb-28
4691256     SCOTTSDALE             AZ         85260         SFD         8.000       6.750      $1,759.93      360        1-Jan-28
4691311     EDMONDS                WA         98020         SFD         7.625       6.750      $2,746.24      360        1-Feb-28
4691315     WOODLAND HILLS         CA         91367         LCO         7.875       6.750      $1,101.39      360        1-Feb-28
4691334     BURBANK                CA         91504         SFD         7.750       6.750      $2,382.08      360        1-Feb-28
4691401     BELLVILLE              TX         77418         SFD         7.500       6.750      $1,739.56      360        1-Jan-28
4691677     EUGENE                 OR         97408         SFD         7.375       6.750      $1,650.71      360        1-Jan-28
4691706     NEWPORT                OR         97365         SFD         7.750       6.750      $2,901.47      360        1-Jan-28
4691735     CHANTILLY              VA         20151         SFD         8.125       6.750      $2,166.24      360        1-Jan-28
4691767     HAYDEN LAKE            ID         83835         SFD         7.500       6.750      $1,608.19      360        1-Jan-28
4691878     FAIRFAX                VA         22031         SFD         7.250       6.750      $2,258.00      360        1-Jan-28
4692055     SOUTH BRUNSWICK        NJ         08540         SFD         7.875       6.750      $2,311.16      360        1-Jan-28
4692241     WRIGHTSVILLE BEACH     NC         28480         LCO         7.625       6.750      $2,999.28      360        1-Feb-28
4692508     MAPLE GLEN             PA         19002         SFD         7.000       6.734      $1,979.61      360        1-Jan-28
4692527     PALO ALTO              CA         94303         SFD         7.500       6.750      $3,321.27      360        1-Feb-28
4692572     DUCK KEY               FL         33050         THS         8.125       6.750      $1,141.97      360        1-Feb-28
4692599     LOS ANGELES            CA         90049         LCO         7.875       6.750      $1,983.79      360        1-Feb-28
4692634     RYE BROOK              NY         10573         SFD         7.875       6.750      $1,827.18      360        1-Feb-28
4692884     BEVERLY HILLS          CA         90210         SFD         7.750       6.750      $5,659.66      360        1-Jan-28
4693069     GERMANTOWN             MD         20876         SFD         7.625       6.750      $2,364.03      360        1-Jan-28
4693072     SAN DIEGO              CA         92104         SFD         7.625       6.750      $2,010.13      360        1-Jan-28
4693084     VIRGINIA BEACH         VA         23451         SFD         7.500       6.750      $1,830.54      360        1-Jan-28
4693091     MONROE                 GA         30655         SFD         8.000       6.750       $652.68       360        1-Jan-28
4693571     OREM                   UT         84097         SFD         7.500       6.750      $1,692.10      360        1-Jan-28
4693730     BROOKLYN               NY         11229         SFD         8.125       6.750      $2,010.32      360        1-Feb-28
4693806     CASTRO VALLEY          CA         94552         SFD         7.625       6.750      $2,050.48      360        1-Jan-28
4694474     STANWOOD               WA         98292         SFD         7.625       6.750      $2,925.67      360        1-Feb-28
4694619     WARWICK                NY         10990         SFD         7.875       6.750      $2,030.19      360        1-Jan-28
4695401     KNOXVILLE              TN         37922         SFD         7.500       6.750      $2,712.96      360        1-Jan-28
4695770     SAN JUAN CAPISTO       CA         92675         PUD         7.875       6.750      $2,175.21      360        1-Jan-28
4696039     PUEBLO WEST            CO         81007         SFD         7.875       6.750       $594.56       360        1-Jan-28
4696048     ENCINITAS              CA         92024         SFD         7.620       6.750      $1,653.66      360        1-Jan-28
4696055     ANNAPOLIS              MD         21401         SFD         7.625       6.750      $1,940.77      360        1-Jan-28
4696083     SAN DIEGO              CA         92130         SFD         7.625       6.750      $2,944.42      360        1-Jan-28
4696161     GILROY                 CA         95020         SFD         7.375       6.750      $1,276.37      360        1-Feb-28
4696257     TORRANCE               CA         90501         SFD         7.875       6.750      $2,196.60      360        1-Feb-28
4696655     ROGERS                 AR         72758         SFD         7.375       6.750      $1,947.70      360        1-Jan-28
4696703     SAN ANDREAS            CA         95249         SFD         7.625       6.750       $608.00       360        1-Feb-28
4697095     LONG BEACH             CA         90802         SFD         7.875       6.750      $2,370.98      360        1-Jan-28
4697127     ANNAPOLIS              MD         21401         SFD         7.375       6.750      $1,779.18      360        1-Jan-28
4697171     ESCONDIDO              CA         92026         SFD         7.500       6.750       $870.52       360        1-Jan-28
4697653     TAMPA                  FL         33619         SFD         7.875       6.750       $301.63       360        1-Feb-28
4697663     FAYETTEVILLE           AR         72703         SFD         7.375       6.750      $2,375.92      360        1-Jan-28
4697674     FAYETTEVILLE           AR         72701         SFD         7.250       6.750      $1,705.44      360        1-Jan-28
4697717     BIRMINGHAM             AL         35223         SFD         7.375       6.750      $1,623.09      360        1-Jan-28
4697742     LAS VEGAS              NV         89117         SFD         7.500       6.750       $577.55       360        1-Jan-28
4698380     RIDGELAND              MS         39157         SFD         7.500       6.750      $2,377.33      360        1-Jan-28
4698389     TEMPE                  AZ         85284         SFD         7.625       6.750      $1,212.10      360        1-Jan-28
4698415     WESTLAKE VILLAGE       CA         91362         SFD         7.875       6.750      $2,124.45      360        1-Jan-28
4698434     TEMPE                  AZ         85284         SFD         7.625       6.750      $1,221.30      360        1-Jan-28
4698454     ARTESIA                CA         90701         SFD         7.750       6.750      $1,676.40      360        1-Jan-28
4699651     AGOURA                 CA         91301         SFD         7.250       6.750      $3,274.45      360        1-Jan-28
4699900     CINCINATTI             OH         45242         SFD         7.250       6.750      $4,058.95      360        1-Feb-28
4700657     ROGERS                 AR         72756         SFD         7.250       6.750      $1,702.71      360        1-Jan-28
4700677     CAMARILLO              CA         93012         SFD         7.500       6.750      $3,950.56      360        1-Jan-28
4701155     BURBANK                CA         91506         SFD         7.625       6.750      $1,203.25      360        1-Jan-28
6261427     OCEAN CITY             NJ         08226         LCO         7.750       6.750      $3,180.87      360        1-Jan-28
6283809     ORLANDO                FL         32835         SFD         7.500       6.750      $1,888.93      360        1-Jan-28
6334573     FOUNTAIN HILLS         AZ         85268         SFD         7.875       6.750      $1,731.90      360        1-Nov-27
6356814     FULLERTON              CA         92835         SFD         7.250       6.750      $1,746.37      360        1-Jan-28
6360923     LA VERNE               CA         91750         SFD         7.500       6.750      $2,552.13      360        1-Jan-28
6377513     SONOMA                 CA         95476         SFD         7.500       6.750      $1,636.16      360        1-Dec-27
6387417     SCOTTS VALLEY          CA         95066         PUD         7.625       6.750      $2,721.89      360        1-Jan-28
6391449     PHOENIX                AZ         85048         SFD         7.875       6.750      $2,349.22      360        1-Nov-27
6399750     LITTLE SILVER          NJ         07739         LCO         7.750       6.750      $2,081.18      360        1-Jan-28
6424320     SAN JOSE               CA         95135         SFD         7.375       6.750      $2,141.09      360        1-Jan-28
6432359     CASTRO VALLEY          CA         94552         SFD         7.750       6.750      $2,296.10      360        1-Dec-27
6433279     LOS GATOS              CA         95032         SFD         7.750       6.750      $4,513.40      360        1-Oct-27
6438179     SANTA ANA AREA         CA         92705         SFD         7.875       6.750      $2,349.22      360        1-Jan-28
6441260     HAMILTON               NJ         08610         SFD         7.750       6.750      $1,738.02      360        1-Dec-27
6445330     CHINO HILLS            CA         91709         SFD         7.000       6.734      $1,822.86      360        1-Jan-28
6445478     SAN DIEGO              CA         92121         SFD         7.625       6.750      $2,029.95      360        1-Jan-28
6448437     AVALON                 NJ         08202         SFD         8.125       6.750      $1,871.09      360        1-Dec-27
6449479     SAN JOSE               CA         95138         SFD         7.375       6.750      $2,519.24      360        1-Jan-28
6452067     ATLANTA                GA         30331         SFD         7.750       6.750      $2,495.55      360        1-Jan-28
6457515     CAMARILLO              CA         93010         SFD         7.250       6.750      $2,100.08      360        1-Dec-27
6458505     MISSION VIEJO          CA         92692         SFD         7.500       6.750      $1,915.85      360        1-Jan-28
6460389     BRADENTON              FL         34209         SFD         7.750       6.750      $2,245.95      360        1-Nov-27
6460446     LIVERMORE              CA         94550         SFD         7.500       6.750      $1,772.51      360        1-Dec-27
6462529     OAK PARK               CA         91301         PUD         7.125       6.750      $2,168.36      360        1-Jan-28
6464245     CARLSBAD               CA         92009         SFD         7.750       6.750      $2,160.70      360        1-Dec-27
6467892     FRISCO                 CO         80443         PUD         7.500       6.750      $2,040.48      360        1-Jan-28
6473900     BULLHEAD CITY          AZ         86442         SFD         7.750       6.750      $2,123.45      360        1-Sep-27
6474389     STONINGTON             CT         06378         SFD         7.875       6.750      $1,852.91      360        1-Dec-27
6475318     OAK PARK               CA         91301         SFD         7.375       6.750      $2,382.83      360        1-Dec-27
6475609     ANDOVER                MA         01810         SFD         7.375       6.750      $3,093.12      360        1-Jan-28
6479450     FORT LAUDERDALE        FL         33327         SFD         7.250       6.750      $2,298.93      360        1-Nov-27
6480183     PLEASANT HILL          CA         94523         SFD         7.375       6.750      $1,873.11      360        1-Dec-27
6480751     PRINCETON              NJ         08540         SFD         8.000       6.750      $5,222.57      360        1-Dec-27
6480799     JUPITER                FL         33477         SFD         8.000       6.750      $2,776.57      360        1-Dec-27
6485423     SAN JOSE               CA         95138         PUD         7.500       6.750      $2,684.98      360        1-Dec-27
6485838     PEABODY                MA         01960         SFD         7.625       6.750      $1,667.56      360        1-Dec-27
6485900     SAN RAFAEL             CA         94901         SFD         7.500       6.750      $3,111.50      360        1-Dec-27
6487210     PISMO BEACH            CA         93449         SFD         8.000       6.750      $1,966.49      360        1-Nov-27
6488162     FRISCO                 CO         80443         PUD         8.000       6.750      $2,201.29      360        1-Jan-28
6488208     SNOWMASS VILLAGE       CO         81615         LCO         7.750       6.750      $2,865.65      360        1-Dec-27
6489080     SIMI VALLEY            CA         93065         SFD         7.625       6.750      $1,995.98      360        1-Dec-27
6491323     ST CHARLES             IL         60175         SFD         7.500       6.750      $1,992.06      360        1-Dec-27
6492019     TAKOMA PARK            MD         20912         SFD         7.625       6.750      $1,857.25      360        1-Dec-27
6492838     JAMUL                  CA         91935         SFD         7.625       6.750      $1,783.64      360        1-Dec-27
6493868     MALPLEWOOD             NJ         07040         SFD         8.000       6.750      $1,603.28      360        1-Nov-27
6494192     LONDON                 OH         43140         SFD         7.750       6.750      $1,776.70      360        1-Dec-27
6495169     BENICIA                CA         94510         SFD         7.750       6.750      $1,848.05      360        1-Nov-27
6496018     SO SAN FRANCISCO       CA         94080         SFD         7.625       6.750      $2,593.36      360        1-Dec-27
6497519     CLIVE                  IA         50325         SFD         7.875       6.750      $1,798.17      360        1-Oct-27
6498468     SAN DIEGO              CA         92130         SFD         7.250       6.750      $2,650.25      360        1-Jan-28
6499462     HOLLISTER              CA         95023         SFD         7.875       6.750      $2,078.34      360        1-Dec-27
6500993     PHOENIX                AZ         85040         SFD         7.625       6.750      $1,894.06      360        1-Dec-27
6501192     ALAMEDA                CA         94502         SFD         7.750       6.750      $1,794.61      360        1-Dec-27
6501573     MINNETONKA             MN         55345         SFD         7.750       6.750      $1,862.67      360        1-Jan-28
6503041     MALVERN                PA         19355         SFD         7.250       6.750      $2,090.19      360        1-Dec-27
6508869     SAN JOSE               CA         95116         SFD         7.250       6.750      $1,741.39      360        1-Dec-27
6509167     SAN JOSE               CA         95138         SFD         7.250       6.750      $2,728.36      360        1-Dec-27
6511636     NEWPORT BEACH          CA         92660         PUD         7.750       6.750      $2,121.30      360        1-Dec-27
6513270     FAIR OAKS              CA         95628         SFD         7.375       6.750      $1,933.89      360        1-Jan-28
6514562     FREMONT                CA         94536         SFD         7.500       6.750      $1,652.59      360        1-Dec-27
6514619     LOS OSOS               CA         93402         SFD         7.625       6.750      $1,769.48      360        1-Dec-27
6516771     HOLLY SPRINGS          NC         27527         SFD         7.875       6.750      $1,840.23      360        1-Oct-27
6516908     BEVERLY HILLS          CA         90210         LCO         7.875       6.750      $2,392.73      360        1-Dec-27
6517093     SOUTH ORANGE           NJ         07079         SFD         8.250       6.750      $1,878.17      360        1-Dec-27
6518273     LAS VEGAS              NV         89128         SFD         7.625       6.750      $3,170.21      360        1-Jan-28
6519493     CAMBRIA                CA         93428         SFD         8.000       6.750      $2,245.32      360        1-Dec-27
6520099     WYCKOFF                NJ         07481         SFD         7.750       6.750      $2,189.36      360        1-Jan-28
6520542     MARLBORO               MA         01752         SFD         8.000       6.750      $1,816.07      360        1-Nov-27
6520719     LOS GATOS              CA         95030         SFD         7.750       6.750      $6,590.99      360        1-Nov-27
6521241     SNOWMASS               CO         81654         SFD         7.750       6.750      $2,998.90      360        1-Dec-27
6521844     BROOMFIELD             CO         80020         SFD         8.000       6.750      $2,049.40      360        1-Dec-27
6522245     ORONO                  MN         55391         SFD         7.625       6.750      $3,680.53      360        1-Dec-27
6524076     FREMONT                CA         94536         SFD         7.250       6.750      $1,910.09      360        1-Dec-27
6524784     HIGHLANDS RANCH        CO         80126         SFD         7.375       6.750      $2,247.71      360        1-Jan-28
6525375     SNOWMASS VILLAGE       CO         81615         SFD         8.000       6.750      $5,317.96      360        1-Nov-27
6527412     HARRISBURG             OR         97446         SFD         7.625       6.750      $2,174.34      360        1-Dec-27
6528104     WARREN                 NJ         07059         SFD         7.875       6.750      $2,900.28      360        1-Nov-27
6529930     SAN JOSE               CA         95138         SFD         7.375       6.750      $1,619.98      360        1-Dec-27
6529965     SEATTLE                WA         98112         SFD         7.750       6.750      $3,324.15      360        1-Dec-27
6530284     SNOWMASS VILLAGE       CO         81615         LCO         7.875       6.750      $2,719.01      360        1-Nov-27
6531460     LINCOLN                RI         02865         SFD         7.750       6.750      $1,791.03      360        1-Dec-27
6531543     PHOENIX                AZ         85016         SFD         7.500       6.750      $3,506.91      360        1-Jan-28
6531799     ALPHARETTA             GA         30202         SFD         7.500       6.750      $2,108.13      360        1-Nov-27
6532069     PHOENIX                AZ         85045         SFD         7.500       6.750      $1,582.67      360        1-Dec-27
6532298     SAN RAMON              CA         94583         PUD         7.625       6.750      $2,463.12      360        1-Dec-27
6533052     BOULDER                CO         80302         SFD         7.375       6.750      $5,180.06      360        1-Nov-27
6535251     LA QUINTA              CA         92253         SFD         7.625       6.750      $2,586.28      360        1-Jan-28
6535976     INDIANOLA              IA         50125         SFD         7.375       6.750      $2,362.11      360        1-Nov-27
6536031     COLORADO SPRINGS       CO         80908         SFD         7.750       6.750      $1,602.26      360        1-Nov-27
6536584     SUNNYVALE              CA         94087         SFD         8.000       6.750      $3,169.86      360        1-Dec-27
6537305     AGOURA HILLS           CA         91301         SFD         7.375       6.750      $1,864.82      360        1-Nov-27
6537492     PARADISE VALLEY        AZ         85253         SFD         7.625       6.750      $4,317.54      360        1-Nov-27
6537529     CASTRO VALLEY          CA         94552         SFD         7.500       6.750      $2,073.17      360        1-Jan-28
6537894     SOUTH GLASTONBURY      CT         06073         SFD         7.750       6.750      $2,005.95      360        1-Dec-27
6538454     NORTH TRURO            MA         02652         SFD         8.125       6.750      $2,438.92      360        1-Dec-27
6538951     SAN JOSE               CA         95136         SFD         7.250       6.750      $4,307.26      360        1-Dec-27
6539029     REDMOND                WA         98052         SFD         7.500       6.750      $1,940.32      360        1-Nov-27
6539839     APPLE VALLEY           MN         55124         SFD         7.875       6.750      $4,712.95      360        1-Dec-27
6540531     RUMSON                 NJ         07760         SFD         7.875       6.750      $3,781.24      360        1-Jan-28
6540963     BRIDGEWATER            NJ         08807         SFD         7.625       6.750      $2,601.14      360        1-Jan-28
6541354     LITTLETON              CO         80127         SFD         7.375       6.750      $1,726.69      360        1-Dec-27
6541756     HAYDEN                 ID         83835         SFD         7.750       6.750      $2,149.24      360        1-Dec-27
6542587     REDONDO BEACH          CA         90277         SFD         7.625       6.750      $4,926.24      360        1-Dec-27
6543961     SAN DIEGO              CA         92121         SFD         7.375       6.750      $1,949.09      360        1-Jan-28
6544082     SAN JOSE               CA         95136         LCO         8.250       6.750      $1,682.84      360        1-Nov-27
6544401     CALISTOGA              CA         94515         SFD         7.625       6.750      $1,826.11      360        1-Jan-28
6544470     FREMONT                CA         94536         SFD         7.500       6.750      $2,221.10      360        1-Dec-27
6544853     BOULDER                CO         80302         SFD         7.875       6.750      $1,160.11      360        1-Nov-27
6545290     MAMMOTH LAKES          CA         93546         SFD         7.875       6.750      $3,145.35      360        1-Jan-28
6545401     FOUNTAIN HILLS         AZ         85268         SFD         7.750       6.750      $1,561.78      360        1-Nov-27
6546235     CASTLE ROCK            CO         80104         SFD         7.500       6.750      $1,723.56      360        1-Nov-27
6546432     ALAMEDA                CA         94502         PUD         7.250       6.750      $2,107.92      360        1-Nov-27
6547477     CORONADO               CA         92118         LCO         7.750       6.750      $3,223.85      360        1-Nov-27
6548225     OAK BROOK              IL         60521         SFD         7.625       6.750      $3,510.66      360        1-Dec-27
6548290     DEER PARK              IL         60010         SFD         7.625       6.750      $2,417.82      360        1-Dec-27
6548305     RENO                   NV         89509         SFD         8.000       6.750      $1,540.91      360        1-Nov-27
6548603     SCOTTSDALE             AZ         85259         SFD         7.875       6.750      $4,314.16      360        1-Dec-27
6548753     MONTCLAIR TWP          NJ         07043         SFD         7.750       6.750      $2,020.28      360        1-Nov-27
6548860     NEW YORK               NY         10014         LCO         8.250       6.750       $901.52       360        1-Dec-27
6548910     NAPERVILLE             IL         60565         SFD         7.750       6.750      $1,667.45      360        1-Nov-27
6548940     LAKEVILLE              MN         55044         PUD         7.375       6.750      $1,809.57      360        1-Dec-27
6548961     SACRAMENTO             CA         95831         SFD         7.750       6.750      $1,791.03      360        1-Nov-27
6549010     MEMPHIS                TN         38135         SFD         7.500       6.750      $1,901.86      360        1-Nov-27
6549024     MANDAN                 ND         58554         SFD         7.750       6.750      $1,697.90      360        1-Dec-27
6549192     CRUGERS                NY         10520         SFD         7.875       6.750      $2,577.62      360        1-Jan-28
6549226     BOWIE                  MD         20720         SFD         7.625       6.750      $2,493.84      240        1-Dec-17
6549251     SAN DIEGO              CA         92131         PUD         7.875       6.750      $2,137.50      360        1-Nov-27
6549255     OMAHA                  NE         68118         SFD         7.125       6.750      $1,819.04      360        1-Dec-27
6549533     MISSION VIEJO          CA         92691         SFD         7.500       6.750      $2,718.90      360        1-Jan-28
6549841     CASTRO VALLEY          CA         94552         SFD         7.375       6.750      $1,703.90      360        1-Jan-28
6550821     ALAMEDA                CA         94502         SFD         7.750       6.750      $2,084.04      360        1-Nov-27
6551899     REDMOND                WA         98053         SFD         7.500       6.750      $2,371.39      360        1-Jan-28
6552680     MAPLE GROVE            MN         55311         SFD         7.625       6.750      $1,585.46      360        1-Nov-27
6552882     EVERGREEN              CO         80439         SFD         7.625       6.750      $1,981.82      360        1-Nov-27
6552963     MINNETONKA             MN         55305         SFD         7.500       6.750      $2,405.30      360        1-Nov-27
6552965     COLTS NECK             NJ         07722         SFD         7.625       6.750      $2,264.94      360        1-Dec-27
6553120     COROLLA                NC         27927         SFD         7.750       6.750      $2,650.73      360        1-Dec-27
6553242     MILPITAS               CA         95035         SFD         7.250       6.750      $2,080.64      360        1-Nov-27
6553824     SCOTTSDALE             AZ         85259         SFD         7.875       6.750      $2,523.24      360        1-Dec-27
6553862     GARDNERVILLE           NV         89410         SFD         7.750       6.750      $2,471.62      360        1-Dec-27
6553906     SCOTTSDALE             AZ         85255         SFD         7.625       6.750      $2,054.02      360        1-Dec-27
6554361     ISSAQUAH               WA         98029         SFD         7.625       6.750      $1,851.59      360        1-Dec-27
6554394     DENVER                 CO         80209         SFD         7.875       6.750      $2,806.02      360        1-Nov-27
6554478     FORT WORTH             TX         76109         SFD         7.375       6.750      $3,149.48      360        1-Dec-27
6554487     VILLA PARK             CA         92861         SFD         7.250       6.750      $3,547.32      360        1-Nov-27
6554602     SAN DIEGO              CA         92109         LCO         7.750       6.750      $3,223.85      360        1-Jan-28
6554604     MADERA                 CA         93637         SFD         7.625       6.750      $1,579.74      360        1-Nov-27
6554847     CASTLE ROCK            CO         80104         SFD         7.750       6.750      $2,039.98      360        1-Nov-27
6554889     WASHINGTON             DC         20016         SFD         7.375       6.750      $2,136.53      360        1-Dec-27
6554955     ALLENDALE              NJ         07401         SFD         7.750       6.750      $2,380.75      240        1-Dec-17
6555168     CASTRO VALLEY          CA         94546         SFD         7.625       6.750      $2,137.54      360        1-Dec-27
6555397     CORONADO               CA         92118         LCO         7.750       6.750      $2,507.44      360        1-Dec-27
6556011     FAYETTEVILLE           GA         30215         SFD         8.000       6.750      $1,921.34      360        1-Dec-27
6556517     EL CAJON               CA         92019         SFD         7.250       6.750      $1,991.95      360        1-Dec-27
6556659     MARBLEHEAD             MA         01945         SFD         8.125       6.750      $1,819.12      360        1-Dec-27
6556733     RIO VERDE              AZ         85263         SFD         7.250       6.750      $1,613.35      360        1-Jan-28
6556960     EDEN PRAIRIE           MN         55347         SFD         7.625       6.750      $2,477.28      360        1-Dec-27
6557152     THOUSAND OAKS          CA         91320         SFD         7.750       6.750      $1,861.35      360        1-Dec-27
6558508     PARK RIDGE             IL         60068         SFD         7.875       6.750      $1,896.78      360        1-Dec-27
6558913     WALNUT                 CA         91789         SFD         7.875       6.750      $1,625.97      360        1-Dec-27
6559047     SAN JOSE               CA         95131         SFD         7.250       6.750      $2,411.49      360        1-Dec-27
6559392     LINCOLN                NE         68516         SFD         7.500       6.750      $4,544.89      360        1-Dec-27
6559452     PUYALLUP               WA         98373         SFD         7.500       6.750      $1,599.45      360        1-Nov-27
6560014     SARATOGA               CA         95070         SFD         7.250       6.750      $5,009.90      360        1-Dec-27
6560100     LAS VEGAS              NV         89134         SFD         7.875       6.750      $3,081.54      360        1-Dec-27
6560480     DANVILLE               CA         94526         PUD         7.500       6.750      $2,824.83      360        1-Jan-28
6560976     SONOMA                 CA         95476         PUD         7.875       6.750       $776.55       360        1-Dec-27
6561316     WESTFIELD              NJ         07090         SFD         7.875       6.750      $1,812.67      360        1-Dec-27
6561376     MONTCLAIR TWP          NJ         07043         SFD         7.875       6.750      $1,943.19      360        1-Dec-27
6561870     BOULDER                CO         80302         SFD         7.875       6.750      $4,234.41      360        1-Jan-28
6562340     SAN JOSE               CA         95148         SFD         7.625       6.750      $2,325.65      360        1-Jan-28
6562612     ASPEN                  CO         81611         SFD         7.750       6.750      $3,904.45      360        1-Nov-27
6562856     CARBONDALE             CO         81623         SFD         7.750       6.750      $3,324.15      360        1-Dec-27
6562969     ROCKVILLE              MD         20853         SFD         7.000       6.734      $1,671.24      360        1-Dec-27
6563315     SACRAMENTO             CA         95864         SFD         7.875       6.750      $3,625.35      360        1-Nov-27
6563533     MCLEAN                 VA         22101         SFD         7.750       6.750      $3,116.39      360        1-Dec-27
6563955     BARTLETT               IL         60103         SFD         8.000       6.750      $1,971.63      360        1-Dec-27
6564051     BRECKENRIDGE           CO         80424         SFD         7.875       6.750      $3,558.64      360        1-Nov-27
6564602     NORMANDY PARK          WA         98166         SFD         7.750       6.750      $2,083.33      360        1-Dec-27
6564895     GRAHAM                 WA         98338         SFD         7.750       6.750      $1,880.58      360        1-Dec-27
6565033     LOS ALAMITOS           CA         90720         SFD         7.625       6.750      $1,942.19      360        1-Jan-28
6565131     EDINA                  MN         55424         SFD         7.375       6.750      $4,185.49      360        1-Dec-27
6565482     MT VERNON              WA         98274         SFD         7.500       6.750      $3,163.95      360        1-Dec-27
6565694     CONCORD                CA         94521         SFD         7.625       6.750      $2,593.36      360        1-Dec-27
6565942     SAN JOSE               CA         95136         SFD         7.750       6.750      $1,701.48      360        1-Jan-28
6565980     PHOENIX                AZ         85253         SFD         8.250       6.750      $2,298.88      360        1-Dec-27
6566161     OAK HARBOR             WA         98277         SFD         7.375       6.750      $1,491.86      360        1-Nov-27
6566240     SAN FRANCISCO          CA         94127         SFD         7.875       6.750      $2,305.72      360        1-Dec-27
6566778     DANVILLE               CA         94506         SFD         7.750       6.750      $3,184.45      360        1-Dec-27
6567005     FRANKLIN               MA         02038         SFD         7.375       6.750      $2,331.03      360        1-Dec-27
6567244     PLEASANT GARDEN        NC         27313         SFD         7.500       6.750      $3,146.47      360        1-Jan-28
6567259     PALO ALTO              CA         94303         SFD         7.875       6.750      $3,987.88      360        1-Dec-27
6567409     NEWPORT BEACH          CA         92660         SFD         7.500       6.750      $2,789.87      360        1-Nov-27
6567494     BRECKENRIDGE           CO         80424         SFD         7.750       6.750      $2,149.24      360        1-Dec-27
6567597     AMHERST                NH         03031         SFD         7.875       6.750      $1,980.53      360        1-Jan-28
6568724     TEMPE                  AZ         85284         SFD         7.625       6.750      $1,782.15      360        1-Dec-27
6568965     UNION CITY             CA         94587         SFD         7.875       6.750      $2,136.78      360        1-Dec-27
6569234     CHICAGO                IL         60613         SFD         8.000       6.750      $2,039.87      360        1-Dec-27
6569461     WASHINGTON             DC         20016         SFD         8.000       6.750      $1,992.17      360        1-Dec-27
6569788     BERNARDS TWP           NJ         07920         SFD         7.750       6.750      $2,063.27      360        1-Dec-27
6570118     PRIOR LAKE             MN         55372         SFD         7.625       6.750      $3,052.36      360        1-Dec-27
6570225     MENLO PARK             CA         94025         SFD         7.750       6.750      $1,791.03      360        1-Dec-27
6570540     CINCINNATI             OH         45243         SFD         7.625       6.750      $2,054.37      360        1-Dec-27
6570745     CHEVY CHASE            MD         20815         SFD         7.250       6.750      $2,046.53      360        1-Jan-28
6571177     MITCHELLVILLE          MD         20721         SFD         7.500       6.750      $1,978.78      360        1-Dec-27
6571278     IRVINE                 CA         92620         SFD         7.375       6.750      $2,762.70      360        1-Jan-28
6571527     FOUNTAIN VALLEY        CA         92708         SFD         7.500       6.750      $2,409.84      360        1-Dec-27
6571549     RANCHO SANTA FE        CA         92067         SFD         7.250       6.750      $3,069.79      360        1-Dec-27
6571955     ANAHEIM                CA         92808         SFD         7.500       6.750      $1,922.84      360        1-Jan-28
6572120     ASPEN                  CO         81611         SFD         7.375       6.750      $3,387.76      360        1-Dec-27
6572185     DANA POINT             CA         92629         LCO         7.750       6.750      $1,871.63      360        1-Dec-27
6572428     ROCHESTER              MN         55902         SFD         8.125       6.750      $1,914.62      360        1-Dec-27
6572798     MORGAN HILL            CA         95037         SFD         7.625       6.750      $2,982.64      360        1-Feb-28
6572827     TIGARD                 OR         97223         SFD         7.500       6.750      $1,664.48      360        1-Dec-27
6573421     BETHESDA               MD         20816         SFD         7.500       6.750      $1,616.58      360        1-Dec-27
6573721     BRIDGEWATER            NJ         08807         SFD         7.750       6.750      $2,077.60      360        1-Dec-27
6574010     ENGLEWOOD              CO         80111         SFD         7.625       6.750      $2,194.16      360        1-Dec-27
6574866     SUMMIT                 NJ         07901         SFD         7.875       6.750      $4,640.44      360        1-Dec-27
6575132     CASTRO VALLEY          CA         94552         SFD         7.625       6.750      $2,126.92      360        1-Jan-28
6575459     PORTLAND               OR         97214         SFD         7.625       6.750      $3,538.97      360        1-Dec-27
6575483     OJAI                   CA         93023         SFD         7.500       6.750      $1,817.96      360        1-Dec-27
6575550     WASHINGTON             DC         20007         SFD         7.625       6.750      $1,910.34      360        1-Dec-27
6576027     THOUSAND OAKS          CA         91320         SFD         7.625       6.750      $1,707.20      360        1-Dec-27
6577083     EATONVILLE             WA         98328         SFD         7.750       6.750      $1,607.99      360        1-Dec-27
6577278     NEEDHAM                MA         02192         SFD         7.375       6.750      $1,657.62      360        1-Jan-28
6577692     PHOENIX                AZ         85016         SFD         7.500       6.750      $2,097.64      360        1-Dec-27
6577700     COROLLA                NC         27927         SFD         7.625       6.750      $4,246.76      360        1-Jan-28
6577844     SOUTHLAKE              TX         76092         SFD         7.125       6.750      $2,593.82      360        1-Jan-28
6577970     LIVERMORE              CA         94550         SFD         7.375       6.750      $1,878.36      360        1-Dec-27
6578218     FLAGSTAFF              AZ         86004         SFD         7.750       6.750      $2,364.16      360        1-Dec-27
6578644     DERWOOD                MD         20855         SFD         7.750       6.750      $2,017.42      360        1-Dec-27
6578664     ALLEN                  TX         75013         SFD         7.625       6.750      $2,660.74      360        1-Dec-27
6578902     SADDLE RIVER           NJ         07458         SFD         7.750       6.750      $6,662.63      360        1-Dec-27
6579084     REDWOOD CITY           CA         94065         SFD         7.750       6.750      $2,657.89      360        1-Dec-27
6579159     SAN JOSE               CA         95124         SFD         7.500       6.750      $1,748.04      360        1-Jan-28
6579210     CARY                   NC         27513         SFD         7.500       6.750      $2,278.04      360        1-Dec-27
6580102     LOS ANGELES            CA         90069         SFD         7.875       6.750      $3,143.18      360        1-Dec-27
6580405     TORRANCE               CA         90504         SFD         7.500       6.750      $1,527.08      360        1-Dec-27
6581859     ISSAQUAH               WA         98027         SFD         7.625       6.750      $2,456.04      360        1-Dec-27
6581943     PORTLAND               OR         97221         SFD         7.500       6.750      $1,922.84      360        1-Dec-27
6582255     NAPA                   CA         94558         SFD         7.125       6.750      $2,275.48      360        1-Dec-27
6582322     SAN FRANCISCO          CA         94107         SFD         7.625       6.750      $2,038.45      360        1-Dec-27
6582354     SAN MATEO              CA         94403         SFD         7.750       6.750      $2,217.30      360        1-Dec-27
6582444     EDEN PRAIRIE           MN         55346         PUD         7.500       6.750      $2,594.09      360        1-Jan-28
6582474     RENO                   NV         89511         SFD         7.625       6.750      $1,808.41      360        1-Dec-27
6582831     OJAI                   CA         93023         SFD         7.375       6.750      $1,947.70      360        1-Dec-27
6583434     SNOHOMISH              WA         98290         SFD         7.500       6.750      $2,013.74      360        1-Dec-27
6583840     LA JOLLA               CA         92037         SFD         7.625       6.750      $4,087.51      360        1-Dec-27
6583923     LAGUNA BEACH           CA         92651         SFD         7.375       6.750      $2,541.68      360        1-Dec-27
6584166     DENVER                 CO         80206         SFD         7.500       6.750      $3,251.35      360        1-Dec-27
6584623     MINNEAPOLIS            MN         55405         SFD         7.625       6.750      $1,911.04      360        1-Dec-27
6584678     ATLANTA                GA         30339         SFD         7.375       6.750      $1,650.71      360        1-Dec-27
6584989     PORTLAND               OR         97201         SFD         7.500       6.750      $2,127.01      360        1-Dec-27
6585003     MILPITAS               CA         95035         SFD         7.500       6.750      $2,230.79      360        1-Jan-28
6585116     SANTA TERESA           NM         88003         SFD         7.375       6.750      $3,591.51      360        1-Jan-28
6585393     OMAHA                  NE         68132         SFD         8.125       6.750      $2,162.15      360        1-Dec-27
6585408     GOLDEN                 CO         80401         SFD         7.750       6.750      $2,865.65      360        1-Dec-27
6585543     CAMARILLO              CA         93012         SFD         7.375       6.750      $1,867.93      360        1-Dec-27
6585745     GIG HARBOR             WA         98332         SFD         7.750       6.750      $2,894.31      360        1-Dec-27
6585844     MEDINA                 WA         98039         SFD         7.625       6.750      $6,724.04      360        1-Jan-28
6585935     PLEASANTON             CA         94566         SFD         7.875       6.750      $2,465.24      360        1-Dec-27
6586067     PRIEST RIVER           ID         83856         SFD         7.625       6.750      $2,203.01      360        1-Jan-28
6586153     CINCINNATI             OH         45208         SFD         7.500       6.750      $2,559.13      360        1-Dec-27
6587603     SEASIDE                FL         32459         SFD         7.625       6.750      $2,392.34      360        1-Dec-27
6587753     SUWANEE                GA         30024         SFD         7.375       6.750      $3,168.26      360        1-Jan-28
6587863     HUNTINGDON VALLEY      PA         19006         SFD         7.375       6.750       $836.41       360        1-Dec-27
6588093     SAN JOSE               CA         95138         SFD         7.375       6.750      $2,646.67      360        1-Dec-27
6588192     SAN JOSE               CA         95138         SFD         7.500       6.750      $3,555.16      360        1-Jan-28
6589298     SAN JOSE               CA         95120         PUD         7.250       6.750      $2,024.36      360        1-Dec-27
6589417     NEWFIELDS              NH         03856         SFD         7.000       6.734      $1,894.22      360        1-Jan-28
6589425     GOLDEN                 CO         80401         SFD         7.875       6.750      $4,564.31      360        1-Jan-28
6589524     BELLBROOK              OH         45305         SFD         7.125       6.750      $1,778.62      360        1-Dec-27
6589633     SAN DIEGO              CA         92131         SFD         7.375       6.750      $1,726.69      360        1-Dec-27
6589718     ST PAUL                MN         55105         SFD         7.500       6.750      $1,720.07      360        1-Dec-27
6590936     LOS ANGELES            CA         91367         SFD         7.500       6.750      $3,356.23      360        1-Jan-28
6591909     CASTRO VALLEY          CA         94552         SFD         7.250       6.750      $1,536.26      360        1-Dec-27
6592032     CASTRO VALLEY          CA         94552         SFD         7.375       6.750      $2,169.41      360        1-Jan-28
6592165     FRESNO                 CA         93720         SFD         7.375       6.750      $5,718.79      360        1-Dec-27
6592329     SAN RAMON              CA         94583         SFD         7.500       6.750      $1,773.21      360        1-Dec-27
6592607     SAN CLEMENTE           CA         92672         SFD         8.000       6.750      $2,623.21      360        1-Dec-27
6592691     VENTURA                CA         93003         SFD         7.750       6.750      $2,378.49      360        1-Dec-27
6592749     HAPPY VALLEY           OR         97236         SFD         7.750       6.750      $1,934.31      360        1-Jan-28
6592845     LA MESA                CA         91941         SFD         7.750       6.750      $2,202.97      360        1-Jan-28
6593378     FRANKTOWN              CO         80116         SFD         7.750       6.750      $2,761.41      360        1-Jan-28
6593603     INDIALANTIC            FL         32903         SFD         7.500       6.750      $1,919.34      360        1-Dec-27
6593959     SOUTH JORDAN           UT         84095         SFD         7.875       6.750      $1,957.69      360        1-Dec-27
6594559     SAN DIEGO              CA         92037         SFD         7.375       6.750      $2,175.63      360        1-Dec-27
6594837     SAN RAFAEL             CA         94903         SFD         7.500       6.750      $1,713.08      360        1-Dec-27
6594869     HOLLISTER              CA         95023         SFD         7.500       6.750      $2,489.20      360        1-Dec-27
6595265     WYNNEWOOD              PA         19096         SFD         6.875       6.609      $3,416.03      360        1-Jan-28
6595327     WEST DES MOINES        IA         50266         SFD         7.625       6.750      $3,822.09      360        1-Dec-27
6595773     MARIETTA               GA         30068         SFD         7.375       6.750      $2,558.26      360        1-Dec-27
6596512     TOLUCA LAKE AREA       CA         91601         SFD         7.500       6.750      $2,109.88      360        1-Dec-27
6597100     FLAGSTAFF              AZ         86004         SFD         7.625       6.750      $1,932.28      360        1-Dec-27
6597889     KENWOOD                CA         95452         SFD         7.750       6.750      $2,894.31      360        1-Jan-28
6598325     TARPON SPRINGS         FL         34689         SFD         7.250       6.750      $3,485.92      360        1-Dec-27
6598360     LYONS                  CO         80540         SFD         7.875       6.750      $2,131.70      360        1-Dec-27
6598532     PHILADELPHIA           PA         19118         SFD         7.875       6.750      $2,233.21      360        1-Dec-27
6598547     ANDOVER                MA         01810         SFD         7.875       6.750      $2,468.14      360        1-Jan-28
6599556     MERCED                 CA         95340         SFD         7.250       6.750      $2,217.07      360        1-Dec-27
6600155     LA MIRADA              CA         90638         SFD         7.500       6.750      $1,870.40      360        1-Jan-28
6600475     SAN JOSE               CA         95120         SFD         7.500       6.750      $2,796.86      360        1-Dec-27
6600951     CARLSBAD               CA         92008         SFD         7.500       6.750      $1,977.03      360        1-Jan-28
6600953     POWAY                  CA         92064         SFD         7.500       6.750      $2,866.43      360        1-Jan-28
6600955     POWAY                  CA         92064         SFD         7.250       6.750      $3,519.69      360        1-Jan-28
6600997     COTO DE CAZA           CA         92679         SFD         7.250       6.750      $3,069.79      360        1-Jan-28
6602387     SAN RAMON              CA         94583         SFD         7.375       6.750      $2,203.94      360        1-Jan-28
6603389     RIVERTON               UT         84065         SFD         7.625       6.750      $2,194.16      360        1-Dec-27
6603734     TUCSON                 AZ         85718         SFD         7.625       6.750      $6,794.82      360        1-Feb-28
6603976     CHAPEL HILL            NC         27514         SFD         7.625       6.750      $2,893.11      360        1-Jan-28
6604121     SAN JOSE               CA         95120         SFD         7.375       6.750      $2,165.27      360        1-Jan-28
6604480     SANTA ANA AREA         CA         92705         SFD         7.625       6.750      $4,139.18      360        1-Jan-28
6604957     SILVER SPRING          MD         20906         SFD         7.375       6.750      $1,768.13      360        1-Jan-28
6605009     MILLBURN               NJ         07041         SFD         7.375       6.750      $2,175.63      360        1-Jan-28
6605039     WEST PALM BEACH        FL         33412         SFD         7.000       6.734      $2,185.52      360        1-Jan-28
6605212     BELVEDERE              CA         94920         SFD         7.500       6.750      $6,992.15      360        1-Jan-28
6605813     BOULDER                CO         80304         SFD         7.500       6.750      $3,635.92      360        1-Dec-27
6605872     UNION CITY             CA         94587         SFD         7.375       6.750      $2,199.11      360        1-Jan-28
6607759     KENSINGTON             MD         20895         SFD         7.750       6.750      $1,957.95      360        1-Jan-28
6607913     SAN JOSE               CA         95135         SFD         7.750       6.750      $2,329.77      360        1-Jan-28
6608306     APTOS                  CA         95003         SFD         7.250       6.750      $2,387.62      360        1-Jan-28
6609418     FAR HILLS              NJ         07931         SFD         7.875       6.750      $1,928.68      360        1-Jan-28
6609644     GRAYSLAKE              IL         60030         SFD         7.750       6.750      $2,449.06      360        1-Jan-28
6609923     ATASCADERO             CA         93422         SFD         7.625       6.750       $637.01       360        1-Jan-28
6610207     SHAVER LAKE            CA         93664         SFD         7.500       6.750      $2,531.16      360        1-Jan-28
6610296     BERNARDS TWP           NJ         07920         SFD         7.500       6.750      $1,896.62      360        1-Jan-28
6610730     LITTLETON              CO         80123         SFD         7.750       6.750      $2,794.01      360        1-Jan-28
6611659     HILLSBOROUGH           CA         94010         SFD         7.750       6.750      $3,333.11      360        1-Jan-28
6612024     PARK CITY              UT         84098         SFD         7.375       6.750      $1,982.24      360        1-Dec-27
6612037     CHAPEL HILL            NC         27514         SFD         7.500       6.750      $2,540.25      360        1-Jan-28
6612902     LA JOLLA               CA         92037         SFD         7.625       6.750      $3,857.48      360        1-Feb-28
6612946     MORGAN HILL            CA         95037         SFD         7.375       6.750      $2,619.04      360        1-Jan-28
6613034     PLEASANTON             CA         94566         SFD         7.500       6.750      $6,432.77      360        1-Jan-28
6613044     WALNUT CREEK           CA         94598         SFD         7.750       6.750      $3,180.87      360        1-Jan-28
6613226     ANNANDALE              VA         22003         SFD         7.500       6.750      $2,097.64      360        1-Jan-28
6613519     SAN RAFAEL             CA         94901         SFD         7.625       6.750      $2,880.72      360        1-Jan-28
6613884     LEHI                   UT         84043         SFD         7.750       6.750      $2,149.24      360        1-Dec-27
6614698     KEY LARGO              FL         33037         SFD         7.875       6.750      $6,163.09      360        1-Jan-28
6615139     SEATTLE                WA         98199         SFD         7.625       6.750      $1,791.78      360        1-Jan-28
6615491     LOS ANGELES            CA         90068         SFD         7.375       6.750      $3,370.49      360        1-Jan-28
6616712     CHINO HILLS            CA         91709         SFD         7.375       6.750      $1,738.08      360        1-Jan-28
6617346     SHERBORN               MA         01770         SFD         7.875       6.750      $3,480.33      360        1-Jan-28
6617933     DURANGO                CO         81301         SFD         7.875       6.750      $2,175.21      360        1-Jan-28
6618486     LAGUNA HILLS           CA         92653         PUD         7.500       6.750      $2,796.86      360        1-Jan-28
6619966     WOODINVILLE            WA         98072         SFD         7.875       6.750      $1,867.05      360        1-Jan-28
6620100     ALAMO                  CA         94507         SFD         7.375       6.750      $2,382.83      360        1-Jan-28
6620441     LENOIR CITY            TN         37772         SFD         7.625       6.750      $2,314.49      360        1-Jan-28
6621995     INCLINE VILLAGE        NV         89451         SFD         7.625       6.750      $9,882.92      360        1-Jan-28
6622230     WASHINGTON             DC         20015         SFD         7.625       6.750      $2,174.34      360        1-Jan-28
6622231     WASHINGTON             DC         20015         SFD         7.500       6.750      $2,175.96      360        1-Jan-28
6622251     CORAL SPRINGS          FL         33071         PUD         7.250       6.750      $5,116.32      360        1-Jan-28
6622842     SUGAR LAND             TX         77479         SFD         7.250       6.750      $2,046.53      360        1-Jan-28
6623796     WILTON                 CA         95693         SFD         7.625       6.750      $1,698.70      360        1-Jan-28
6625285     DESOTO                 TX         75115         SFD         7.625       6.750      $4,473.26      360        1-Jan-28
6625785     PISMO BEACH            CA         93449         SFD         7.750       6.750      $2,106.25      360        1-Jan-28
6625809     NAPERVILLE             IL         60540         SFD         7.875       6.750      $2,012.07      360        1-Jan-28
6625831     ALAMO                  CA         94507         SFD         7.125       6.750      $3,941.25      360        1-Jan-28
6627499     SAN JOSE               CA         95135         SFD         7.500       6.750      $2,195.18      360        1-Feb-28
6627633     CAMARILLO              CA         93004         SFD         7.375       6.750      $3,574.89      240        1-Jan-18
6632104     JUNEAU                 AK         99801         SFD         7.375       6.750      $3,453.38      360        1-Jan-28
6632857     DURANGO                CO         81301         PUD         7.625       6.750      $2,300.33      360        1-Jan-28
6635307     LONG GROVE             IL         60047         SFD         7.625       6.750      $2,972.73      360        1-Jan-28
6638128     LITTLETON              CO         80127         SFD         7.875       6.750      $2,097.99      360        1-Jan-28
6639980     SOUTH JORDAN           UT         84095         SFD         7.500       6.750      $2,433.27      360        1-Jan-28
6642854     PARK CITY              UT         84060         MF2         7.750       6.750      $2,398.55      360        1-Jan-28



COUNT:    811
WAC:        7.631217725
WAM:      357.5006965
WALTV:     73.85254791

           CUT-OFF
MORTGAGE    DATE                         MORTGAGE                T.O.P.    MASTER   FIXED
LOAN      PRINCIPAL                      INSURANCE   SERVICE    MORTGAGE  SERVICE  RETAINED
NUMBER     BALANCE      LTV     SUBSIDY    CODE        FEE        LOAN      FEE     YIELD
------     -------      ---     -------    ----        ---        ----      ---     -----
4527700  $399,433.54   35.56                          0.250                0.016    0.734
4572713  $431,403.45   80.00                          0.250                0.016    0.859
4597104  $399,447.63   80.00                          0.250                0.016    0.859
4600912  $265,821.52   80.00                          0.250                0.016    0.984
4609351  $251,652.02   90.00                11        0.250                0.016    0.859
4610949  $154,674.52   80.00                          0.250                0.016    1.234
4611250  $297,794.92   72.68                          0.250                0.016    0.859
4613156  $353,800.00   75.28                          0.250                0.016    0.359
4613322  $266,816.25   86.68                06        0.250                0.016    0.859
4614323  $287,212.00   89.99                01        0.250                0.016    1.109
4617780  $242,819.17   89.98                06        0.250                0.016    0.734
4624513  $275,000.00   55.11                          0.250                0.016    0.734
4627511  $69,558.85    37.33                          0.250                0.016    1.109
4630823  $76,043.97    31.22                          0.250                0.016    0.984
4634692  $150,785.55   80.00                          0.250                0.016    1.484
4637264  $250,927.19   90.00                17        0.250                0.016    0.859
4642586  $139,200.00   80.00                          0.250                0.016    1.234
4642688  $268,934.05   73.97                          0.250                0.016    0.234
4643876  $242,566.01   90.00                11        0.250                0.016    0.734
4643982  $440,000.00   80.00                          0.250                0.016    0.734
4646463  $983,305.50   61.50                          0.250                0.016    0.734
4646620  $272,621.89   90.00                12        0.250                0.016    0.734
4649015  $284,307.91   89.06                11        0.250                0.016    0.859
4649069  $251,822.14   80.00                          0.250                0.016    0.734
4652383  $299,793.54   45.80                          0.250                0.016    0.859
4652567  $271,420.32   80.00                          0.250                0.016    0.734
4652936  $310,500.00   90.00                          0.250                0.016    1.359
4653983  $246,825.67   79.68                          0.250                0.016    0.734
4654353  $293,552.89   90.00                17        0.250                0.016    0.984
4655302  $280,000.00   67.03                          0.250                0.016    0.234
4655492  $463,664.16   83.01                          0.250                0.016    0.609
4655799  $238,194.77   90.00                17        0.250                0.016    1.234
4656353  $499,655.90   69.83                          0.250                0.016    0.859
4656388  $430,455.64   80.00                          0.250                0.016    0.734
4657422  $269,053.91   75.00                          0.250                0.016    0.834
4657442  $159,404.75   50.79                          0.250                0.016    0.534
4657527  $230,073.73   80.00                          0.250                0.016    0.734
4659162  $137,000.00   73.38                          0.250                0.016    0.859
4659758  $269,600.00   55.36                          0.250                0.016    0.609
4660032  $245,826.37   79.87                          0.250                0.016    0.734
4660613  $119,579.50   75.00                          0.250                0.016    0.834
4660888  $83,714.37    62.22                          0.250                0.016    0.984
4660941  $65,771.01    75.00                          0.250                0.016    0.884
4660954  $233,405.61   74.70                          0.250                0.016    0.584
4660977  $51,120.21    64.94                          0.250                0.016    0.834
4662308  $237,917.51   88.89                17        0.250                0.016    0.859
4662376  $319,200.00   80.00                          0.250                0.016    0.859
4663703  $242,000.00   88.97                17        0.250                0.016    0.609
4663903  $307,793.33   79.79                          0.250                0.016    0.984
4664122  $323,521.50   89.99                12        0.250                0.016    0.734
4664191  $388,738.98   75.83                          0.250                0.016    0.984
4664550  $252,773.61   79.98                          0.250                0.016    0.859
4664753  $247,333.93   90.00                17        0.250                0.016    0.984
4665136  $146,716.82   69.34                          0.250                0.016    1.234
4665241  $182,721.49   80.70                17        0.250                0.016    0.734
4665879  $319,558.11   53.33                          0.250                0.016    0.859
4665906  $242,664.44   90.00                17        0.250                0.016    0.859
4666359  $444,000.00   63.88                          0.250                0.016    0.484
4667311  $379,724.96   61.29                          0.250                0.016    0.609
4667344  $239,813.05   79.99                          0.250                0.016    0.984
4667562  $383,607.88   79.98                          0.250                0.016    0.359
4667602  $243,168.87   75.28                          0.250                0.016    0.234
4667683  $367,491.82   80.00                          0.250                0.016    0.859
4667685  $267,696.15   79.99                          0.250                0.016    0.359
4667688  $261,030.43   79.86                          0.250                0.016    0.734
4667722  $366,847.36   79.80                          0.250                0.016    0.859
4667785  $371,446.11   80.00                          0.250                0.016    0.484
4667789  $356,618.24   89.99                06        0.250                0.016    0.484
4667848  $245,826.37   62.12                          0.250                0.016    0.734
4667852  $269,799.62   76.06                          0.250                0.016    0.484
4667955  $369,718.46   69.33                          0.250                0.016    0.359
4667996  $599,565.74   76.24                          0.250                0.016    0.609
4668025  $318,175.55   63.73                          0.250                0.016    0.484
4668124  $274,580.21   67.07                          0.250                0.016    0.359
4668137  $281,406.20   78.87                          0.250                0.016    0.859
4668233  $294,321.97   79.23                          0.250                0.016    0.609
4668241  $318,025.78   70.00                          0.250                0.016    0.484
4668413  $256,000.00   80.00                          0.250                0.016    0.984
4668444  $233,838.96   90.00                17        0.250                0.016    0.859
4668445  $274,795.91   55.22                          0.250                0.016    0.484
4668476  $253,540.45   53.45                          0.250                0.016    0.734
4669093  $307,085.96   75.00                          0.250                0.016    0.984
4669131  $134,804.78   74.99                          0.250                0.016    0.734
4669249  $648,030.64   64.53                          0.250                0.016    0.609
4669322  $397,104.65   88.49                          0.250                0.016    1.109
4669358  $415,706.39   80.00                          0.250                0.016    0.734
4669379  $399,404.43   88.50                          0.250                0.016    0.484
4669386  $373,715.41   79.57                          0.250                0.016    0.359
4669477  $377,490.04   75.55                          0.250                0.016    0.859
4670398  $310,759.28   80.00                          0.250                0.016    0.734
4670596  $279,802.37   66.99                          0.250                0.016    0.734
4670611  $99,937.85    63.49                          0.250                0.016    1.359
4670719  $463,619.66   71.38                          0.250                0.016    0.000
4670745  $346,755.09   58.81                          0.250                0.016    0.734
4670793  $250,077.78   48.59                          0.250                0.016    0.859
4670813  $309,702.39   79.99                          0.250                0.016    0.109
4671024  $297,229.25   79.32                          0.250                0.016    0.484
4671211  $253,222.40   80.00                          0.250                0.016    0.484
4671307  $395,206.49   79.99                          0.250                0.016    0.484
4671460  $299,782.87   68.19                          0.250                0.016    0.609
4671581  $239,830.61   60.00                          0.250                0.016    0.734
4671583  $312,750.00   90.00                11        0.250                0.016    0.484
4671639  $258,750.00   75.00                          0.250                0.016    0.484
4671657  $159,779.04   80.00                          0.250                0.016    0.859
4671744  $450,000.00   73.77                          0.250                0.016    0.609
4671835  $34,954.06    64.81                          0.250                0.016    1.109
4671849  $291,793.90   80.00                          0.250                0.016    0.734
4672063  $287,286.64   79.99                          0.250                0.016    0.484
4672607  $328,510.13   69.26                          0.250                0.016    0.484
4672705  $265,000.00   76.81                          0.250                0.016    0.734
4672727  $163,779.17   80.00                          0.250                0.016    0.984
4672761  $346,705.13   90.00                12        0.250                0.016    0.734
4672803  $314,530.98   49.61                          0.250                0.016    0.484
4672949  $490,839.85   79.00                          0.250                0.016    0.484
4673235  $302,000.00   80.00                          0.250                0.016    0.984
4673256  $381,216.87   70.00                          0.250                0.016    0.484
4673608  $110,400.00   80.00                          0.250                0.016    0.734
4673616  $303,000.00   88.08                17        0.250                0.016    0.359
4673854  $342,293.07   75.00                          0.250                0.016    0.734
4674692  $397,226.43   69.74                          0.250                0.016    0.859
4675822  $373,500.00   90.00                17        0.250                0.016    0.609
4676020  $973,290.42   60.88                          0.250                0.016    0.734
4676729  $256,327.89   90.00                12        0.250                0.016    0.984
4676770  $377,451.07   90.00                06        0.250                0.016    0.609
4676830  $348,400.00   89.33                17        0.250                0.016    0.734
4676870  $326,350.00   72.52                          0.250                0.016    0.234
4676974  $287,930.75   79.99                          0.250                0.016    0.359
4677137  $400,000.00   88.89                17        0.250                0.016    0.734
4677179  $227,843.09   95.00                17        0.250                0.016    0.859
4677367  $297,674.43   63.83                          0.250                0.016    0.734
4677430  $255,980.22   90.00                06        0.250                0.016    0.984
4677680  $297,221.05   59.56                          0.250                0.016    0.234
4677712  $224,691.19   56.25                          0.250                0.016    0.734
4677719  $246,830.02   60.24                          0.250                0.016    0.859
4677746  $432,186.97   78.64                          0.250                0.016    0.609
4678193  $433,645.55   79.99                          0.250                0.016    0.584
4678196  $308,052.18   71.86                          0.250                0.016    0.684
4678200  $362,593.92   69.88                          0.250                0.016    0.534
4678202  $334,172.10   72.83                          0.250                0.016    0.434
4678209  $231,994.47   69.92                          0.250                0.016    0.634
4678211  $294,345.63   70.24                          0.250                0.016    0.534
4678212  $247,487.20   80.00                          0.250                0.016    0.884
4678213  $226,720.65   78.34                          0.250                0.016    0.784
4678214  $275,399.91   69.87                          0.250                0.016    0.634
4678216  $266,002.70   64.24                          0.250                0.016    0.484
4678217  $338,868.97   64.56                          0.250                0.016    0.684
4678218  $475,005.78   68.00                          0.250                0.016    0.834
4678219  $337,265.11   79.91                          0.250                0.016    0.634
4678508  $272,000.00   85.00                17        0.250                0.016    0.359
4678787  $234,273.94   80.00                          0.250                0.016    0.484
4678798  $275,032.88   80.00                          0.250                0.016    0.834
4678805  $265,455.48   70.00                          0.250                0.016    0.934
4678812  $250,687.98   75.75                          0.250                0.016    1.034
4678948  $264,429.55   60.23                          0.250                0.016    0.684
4678957  $289,723.00   80.00                          0.250                0.016    0.284
4678965  $233,102.18   80.00                          0.250                0.016    0.734
4678976  $268,821.17   57.82                          0.250                0.016    0.634
4678981  $247,886.36   59.87                          0.250                0.016    0.884
4678999  $259,423.27   77.38                          0.250                0.016    0.534
4679002  $299,354.21   46.15                          0.250                0.016    0.684
4679003  $269,418.78   67.50                          0.250                0.016    0.684
4679008  $371,174.84   80.00                          0.250                0.016    0.534
4679017  $339,028.15   55.37                          0.250                0.016    0.434
4679203  $266,801.84   55.05                          0.250                0.016    0.484
4679378  $224,845.15   75.00                          0.250                0.016    0.859
4679519  $240,000.00   80.00                          0.250                0.016    0.359
4679654  $267,328.25   85.08                01        0.250                0.016    0.734
4679679  $303,774.39   80.00                          0.250                0.016    0.484
4679715  $328,268.14   90.00                17        0.250                0.016    0.734
4679863  $271,812.81   80.00                          0.250                0.016    0.859
4679974  $230,433.11   74.47                          0.250                0.016    0.484
4680074  $78,985.52    79.96                          0.250                0.016    0.859
4680094  $258,442.48   59.00                          0.250                0.016    0.684
4680098  $475,973.20   69.64                          0.250                0.016    0.684
4680099  $215,752.94   64.54                          0.250                0.016    0.884
4680118  $247,316.32   90.00                17        0.250                0.016    0.484
4680146  $555,000.00   41.64                          0.250                0.016    0.484
4680178  $231,485.38   80.00                          0.250                0.016    0.534
4680188  $384,162.90   55.80                          0.250                0.016    0.634
4680197  $244,229.28   78.78                          0.250                0.016    0.734
4680212  $255,430.89   80.00                          0.250                0.016    0.534
4680218  $335,283.95   80.00                          0.250                0.016    0.734
4680264  $264,600.00   90.00                          0.250                0.016    0.984
4680304  $324,787.40   73.86                          0.250                0.016    1.109
4680410  $263,068.83   90.00                06        0.250                0.016    0.859
4680543  $241,744.94   75.78                          0.250                0.016    0.609
4680590  $499,273.92   76.92                          0.250                0.016    0.609
4680698  $423,132.08   80.00                          0.250                0.016    0.934
4680705  $250,459.68   72.54                          0.250                0.016    0.684
4680716  $351,203.48   71.84                          0.250                0.016    0.434
4680718  $287,416.37   80.00                          0.250                0.016    0.984
4680727  $231,440.16   80.00                          0.250                0.016    0.584
4680735  $383,696.89   76.90                          0.250                0.016    0.834
4680736  $353,282.62   69.98                          0.250                0.016    0.334
4680748  $239,434.91   80.00                          0.250                0.016    0.234
4680752  $339,747.67   85.00                01        0.250                0.016    0.484
4680753  $314,005.57   66.32                          0.250                0.016    0.534
4680754  $256,736.46   80.00                          0.250                0.016    0.534
4680760  $247,487.20   80.00                          0.250                0.016    0.884
4680771  $268,839.65   74.97                          0.250                0.016    0.534
4680777  $394,540.31   69.98                          0.250                0.016    0.634
4680785  $321,415.88   80.00                          0.250                0.016    0.784
4681041  $223,841.90   75.93                          0.250                0.016    0.734
4681330  $366,934.23   75.71                          0.250                0.016    0.609
4681331  $328,973.38   75.86                          0.250                0.016    0.584
4681364  $258,296.41   69.97                          0.250                0.016    0.284
4681408  $287,786.26   80.00                          0.250                0.016    0.484
4681449  $404,193.94   66.10                          0.250                0.016    0.634
4681456  $218,306.32   68.75                          0.250                0.016    0.634
4681462  $373,156.71   51.72                          0.250                0.016    0.134
4681470  $249,423.63   58.82                          0.250                0.016    0.434
4681479  $311,354.85   80.00                          0.250                0.016    0.884
4681561  $268,000.00   80.00                          0.250                0.016    0.484
4681764  $162,000.00   80.00                          0.250                0.016    1.234
4681779  $388,725.45   51.87                          0.250                0.016    0.734
4681812  $142,399.33   75.00                          0.250                0.016    0.734
4681877  $339,753.92   77.27                          0.250                0.016    0.609
4681998  $146,896.24   75.00                          0.250                0.016    0.734
4681999  $279,802.38   88.89                01        0.250                0.016    0.734
4682088  $279,812.12   77.78                          0.250                0.016    0.984
4682133  $169,885.93   85.86                17        0.250                0.016    0.984
4682412  $255,819.32   77.11                          0.250                0.016    0.734
4682444  $82,500.00    69.92                          0.250                0.016    0.734
4682501  $349,565.57   90.00                06        0.250                0.016    0.359
4682559  $255,200.00   59.07                          0.250                0.016    0.734
4682569  $341,600.00   70.00                          0.250                0.016    0.484
4682602  $138,000.00   53.08                          0.250                0.016    0.734
4682675  $239,031.17   80.00                          0.250                0.016    0.734
4682691  $271,800.00   90.00                17        0.250                0.016    0.734
4682703  $281,250.00   75.00                          0.250                0.016    0.484
4682731  $385,176.23   75.74                          0.250                0.016    0.859
4682814  $265,114.45   90.00                17        0.250                0.016    0.609
4682823  $260,000.00   46.43                          0.250                0.016    0.734
4682832  $247,320.87   75.00                          0.250                0.016    0.609
4682947  $110,000.00   48.46                          0.250                0.016    0.000
4683008  $259,434.70   50.98                          0.250                0.016    0.634
4683019  $389,168.87   79.59                          0.250                0.016    0.734
4683029  $139,898.66   80.00                          0.250                0.016    0.609
4683032  $229,533.92   79.31                          0.250                0.016    0.984
4683047  $308,000.00   80.00                          0.250                0.016    0.484
4683056  $260,611.39   43.50                          0.250                0.016    0.484
4683079  $598,642.30   64.86                          0.250                0.016    0.434
4683085  $249,411.36   76.92                          0.250                0.016    0.234
4683089  $283,388.66   74.35                          0.250                0.016    0.684
4683093  $260,460.30   75.00                          0.250                0.016    0.884
4683177  $267,399.57   80.00                          0.250                0.016    0.484
4683187  $209,832.07   70.00                          0.250                0.016    0.109
4683191  $463,011.16   80.00                          0.250                0.016    0.734
4683200  $351,187.47   80.00                          0.250                0.016    0.334
4683203  $514,780.13   80.00                          0.250                0.016    0.534
4683210  $303,318.90   80.00                          0.250                0.016    0.484
4683213  $435,032.88   80.00                          0.250                0.016    0.534
4683256  $251,576.74   95.00                17        0.250                0.016    0.859
4683527  $237,387.89   69.97                          0.250                0.016    0.684
4683534  $384,137.44   68.75                          0.250                0.016    0.484
4683535  $997,911.35   16.67                          0.250                0.016    0.834
4683541  $648,529.15   50.00                          0.250                0.016    0.434
4683542  $276,902.66   67.68                          0.250                0.016    0.684
4683543  $276,931.95   75.00                          0.250                0.016    0.934
4683549  $227,494.25   80.00                          0.250                0.016    0.534
4683555  $498,923.69   76.92                          0.250                0.016    0.684
4683567  $264,403.63   90.00                01        0.250                0.016    0.484
4683643  $291,218.04   73.00                          0.250                0.016    0.284
4683644  $427,002.21   74.43                          0.250                0.016    0.284
4683650  $275,405.87   80.00                          0.250                0.016    0.684
4683654  $261,479.73   44.03                          0.250                0.016    1.084
4683658  $294,852.53   75.00                          0.250                0.016    0.934
4683662  $304,316.67   79.22                          0.250                0.016    0.484
4683664  $216,200.31   80.00                          0.250                0.016    0.884
4683665  $378,272.25   54.29                          0.250                0.016    0.434
4683670  $299,354.21   79.79                          0.250                0.016    0.684
4683671  $272,188.81   80.00                          0.250                0.016    0.484
4683672  $219,511.99   80.00                          0.250                0.016    0.534
4683676  $239,498.70   80.00                          0.250                0.016    0.834
4683681  $334,478.44   80.00                          0.250                0.016    0.684
4683682  $255,432.13   80.00                          0.250                0.016    0.534
4683683  $259,292.64   70.27                          0.250                0.016    0.284
4683689  $291,352.29   80.00                          0.250                0.016    0.534
4683697  $483,766.85   80.00                          0.250                0.016    0.734
4683699  $249,434.28   55.56                          0.250                0.016    0.434
4683701  $387,746.58   80.00                          0.250                0.016    0.584
4683710  $259,417.49   80.00                          0.250                0.016    0.484
4683818  $559,594.69   60.54                          0.250                0.016    0.609
4683820  $469,000.00   56.51                          0.250                0.016    0.609
4684055  $133,308.20   80.00                          0.250                0.016    0.859
4684091  $396,000.00   80.00                          0.250                0.016    0.484
4684226  $95,930.51    80.00                          0.250                0.016    0.609
4684359  $357,734.31   79.56                          0.250                0.016    0.484
4684522  $499,628.92   38.46                          0.250                0.016    0.484
4684531  $233,576.38   90.00                01        0.250                0.016    0.484
4684854  $249,415.93   69.44                          0.250                0.016    0.484
4685017  $339,766.01   80.00                          0.250                0.016    0.859
4685026  $349,733.68   69.31                          0.250                0.016    0.359
4685030  $349,740.25   67.96                          0.250                0.016    0.484
4685098  $230,836.96   95.00                01        0.250                0.016    0.734
4685104  $259,612.87   71.25                          0.250                0.016    0.484
4685201  $254,215.87   74.60                          0.250                0.016    0.609
4685240  $234,825.60   75.36                          0.250                0.016    0.484
4685309  $247,000.00   77.19                          0.250                0.016    0.484
4685485  $281,066.02   75.00                          0.250                0.016    1.109
4685493  $314,783.22   90.00                11        0.250                0.016    0.859
4685537  $83,942.19    62.22                          0.250                0.016    0.859
4685734  $286,981.47   79.80                          0.250                0.016    0.359
4685857  $351,513.93   80.00                          0.250                0.016    0.859
4685877  $83,825.01    74.29                          0.250                0.016    0.484
4685892  $341,764.64   80.00                          0.250                0.016    0.859
4685910  $308,770.67   52.37                          0.250                0.016    0.484
4685928  $295,200.00   80.00                          0.250                0.016    0.484
4685933  $273,000.00   67.41                          0.250                0.016    0.109
4685937  $299,788.26   30.02                          0.250                0.016    0.734
4685953  $306,400.00   80.00                          0.250                0.016    0.359
4686019  $315,000.00   70.00                          0.250                0.016    0.359
4686023  $267,639.16   80.00                          0.250                0.016    0.984
4686223  $299,788.26   68.97                          0.250                0.016    0.734
4686298  $389,000.00   79.88                          0.250                0.016    1.234
4686329  $135,600.00   61.64                          0.250                0.016    0.734
4686330  $357,000.00   70.00                          0.250                0.016    0.484
4686397  $319,000.00   53.17                          0.250                0.016    1.109
4686439  $254,820.02   70.83                          0.250                0.016    0.734
4686445  $260,000.00   71.23                          0.250                0.016    0.734
4686456  $270,000.00   90.00                17        0.250                0.016    0.734
4686476  $221,127.76   80.00                          0.250                0.016    0.734
4686479  $250,822.84   66.05                          0.250                0.016    0.734
4686482  $302,859.67   74.02                          0.250                0.016    0.784
4686538  $499,638.11   74.63                          0.250                0.016    0.609
4686556  $242,083.28   95.00                17        0.250                0.016    0.859
4686603  $269,789.37   90.00                17        0.250                0.016    0.234
4686669  $250,418.63   79.85                          0.250                0.016    0.609
4686723  $249,819.05   55.56                          0.250                0.016    0.609
4686815  $265,402.88   80.00                          0.250                0.016    0.484
4686954  $281,046.44   75.00                          0.250                0.016    0.609
4687236  $254,805.96   75.00                          0.250                0.016    0.359
4687444  $219,672.44   80.00                          0.250                0.016    0.484
4687568  $292,500.00   90.00                          0.250                0.016    0.734
4687666  $290,000.00   70.73                          0.250                0.016    0.234
4687680  $315,765.48   76.70                          0.250                0.016    0.484
4687690  $299,782.87   78.95                          0.250                0.016    0.609
4687701  $348,734.44   61.37                          0.250                0.016    0.359
4687748  $321,367.24   80.00                          0.250                0.016    0.609
4687829  $241,748.44   90.00                06        0.250                0.016    0.609
4687890  $383,722.07   80.00                          0.250                0.016    0.609
4687916  $289,784.78   34.32                          0.250                0.016    0.484
4687980  $259,412.10   68.23                          0.250                0.016    0.609
4688021  $244,813.58   70.00                          0.250                0.016    0.359
4688142  $258,812.54   69.44                          0.250                0.016    0.609
4688187  $400,000.00   89.89                          0.250                0.016    0.859
4688263  $266,816.25   62.09                          0.250                0.016    0.859
4688304  $155,892.64   80.00                          0.250                0.016    0.859
4688308  $255,934.92   75.00                          0.250                0.016    0.484
4688312  $292,793.21   88.52                12        0.250                0.016    0.734
4688383  $443,000.00   69.22                          0.250                0.016    0.484
4688392  $419,688.30   80.00                          0.250                0.016    0.484
4688954  $246,866.66   90.00                          0.250                0.016    0.484
4689026  $234,834.14   75.81                          0.250                0.016    0.734
4689032  $187,870.62   80.00                          0.250                0.016    0.859
4689085  $294,000.00   89.99                          0.250                0.016    0.859
4689095  $348,503.86   75.00                          0.250                0.016    0.734
4689179  $408,496.61   80.00                          0.250                0.016    0.484
4689247  $241,453.63   80.00                          0.250                0.016    1.484
4689284  $380,000.00   80.00                          0.250                0.016    0.734
4689546  $285,000.00   36.82                          0.250                0.016    0.609
4689583  $363,755.77   90.00                13        0.250                0.016    0.984
4689603  $254,474.75   77.76                          0.250                0.016    0.859
4689604  $490,053.88   80.00                          0.250                0.016    0.734
4689660  $316,664.82   79.82                          0.250                0.016    0.484
4689789  $335,710.26   70.00                          0.250                0.016    1.109
4689802  $344,762.58   74.35                          0.250                0.016    0.859
4689868  $283,794.46   80.00                          0.250                0.016    0.609
4689960  $261,000.00   79.82                          0.250                0.016    1.234
4689965  $235,000.00   62.67                          0.250                0.016    0.359
4689996  $254,000.00   69.59                          0.250                0.016    0.359
4690105  $310,000.00   73.46                          0.250                0.016    0.359
4690192  $281,600.00   79.95                          0.250                0.016    0.359
4690238  $399,710.50   57.89                          0.250                0.016    0.609
4690252  $390,000.00   65.00                          0.250                0.016    0.609
4690363  $370,700.00   79.21                          0.250                0.016    0.234
4690394  $107,921.83   80.00                          0.250                0.016    0.609
4690411  $243,932.02   78.74                          0.250                0.016    0.859
4690472  $347,129.00   90.00                06        0.250                0.016    0.234
4690629  $287,800.00   59.96                          0.250                0.016    0.359
4690652  $300,000.00   90.00                          0.250                0.016    1.109
4690739  $118,400.00   80.00                          0.250                0.016    1.234
4690812  $239,668.58   80.00                          0.250                0.016    0.859
4690856  $279,802.39   78.33                          0.250                0.016    0.734
4690872  $345,349.86   80.00                          0.250                0.016    0.609
4690914  $382,901.07   80.00                          0.250                0.016    0.234
4690979  $383,000.00   69.64                          0.250                0.016    0.359
4691074  $295,880.26   90.00                01        0.250                0.016    0.484
4691075  $363,940.00   80.00                          0.250                0.016    0.359
4691080  $345,000.00   47.26                          0.250                0.016    0.234
4691209  $450,000.00   66.67                          0.250                0.016    0.359
4691256  $239,689.07   89.98                17        0.250                0.016    0.984
4691311  $388,000.00   80.00                          0.250                0.016    0.609
4691315  $151,900.00   79.99                          0.250                0.016    0.859
4691334  $332,500.00   70.00                          0.250                0.016    0.734
4691401  $248,602.36   88.69                11        0.250                0.016    0.484
4691677  $238,818.15   78.36                          0.250                0.016    0.359
4691706  $404,714.15   75.00                          0.250                0.016    0.734
4691735  $291,559.16   74.94                          0.250                0.016    1.109
4691767  $229,829.31   55.42                          0.250                0.016    0.484
4691878  $330,741.79   78.25                          0.250                0.016    0.234
4692055  $318,530.64   75.00                          0.250                0.016    0.859
4692241  $423,750.00   75.00                          0.250                0.016    0.609
4692508  $297,306.10   89.99                17        0.250                0.016    0.000
4692527  $475,000.00   71.11                          0.250                0.016    0.484
4692572  $153,800.00   74.99                          0.250                0.016    1.109
4692599  $273,600.00   80.00                          0.250                0.016    0.859
4692634  $252,000.00   90.00                          0.250                0.016    0.859
4692884  $789,442.43   56.43                          0.250                0.016    0.734
4693069  $333,758.27   68.87                          0.250                0.016    0.609
4693072  $283,794.46   80.00                          0.250                0.016    0.609
4693084  $261,605.71   85.00                06        0.250                0.016    0.484
4693091  $88,890.32    79.99                          0.250                0.016    0.984
4693571  $241,820.40   77.56                          0.250                0.016    0.484
4693730  $270,750.00   95.00                          0.250                0.016    1.109
4693806  $289,490.32   66.37                          0.250                0.016    0.609
4694474  $413,350.00   52.99                          0.250                0.016    0.609
4694619  $279,807.31   69.14                          0.250                0.016    0.859
4695401  $387,712.04   71.85                          0.250                0.016    0.484
4695770  $299,793.44   74.07                          0.250                0.016    0.859
4696039  $81,943.57    43.16                          0.250                0.016    0.859
4696048  $233,580.65   85.00                06        0.250                0.016    0.604
4696055  $274,001.54   79.71                          0.250                0.016    0.609
4696083  $415,698.90   80.00                          0.250                0.016    0.609
4696161  $184,800.00   80.00                          0.250                0.016    0.359
4696257  $302,950.00   89.90                          0.250                0.016    0.859
4696655  $281,785.42   79.44                          0.250                0.016    0.359
4696703  $85,900.00    74.12                          0.250                0.016    0.609
4697095  $326,774.96   43.60                          0.250                0.016    0.859
4697127  $257,403.99   80.00                          0.250                0.016    0.359
4697171  $124,407.61   75.00                          0.250                0.016    0.484
4697653  $41,600.00    80.00                          0.250                0.016    0.859
4697663  $343,738.25   80.00                          0.250                0.016    0.359
4697674  $249,804.98   60.98                          0.250                0.016    0.234
4697717  $234,821.19   55.95                          0.250                0.016    0.359
4697742  $82,538.70    70.00                          0.250                0.016    0.484
4698380  $339,747.67   71.58                          0.250                0.016    0.484
4698389  $171,126.06   56.07                          0.250                0.016    0.609
4698415  $292,798.37   84.93                          0.250                0.016    0.859
4698434  $172,425.12   56.64                          0.250                0.016    0.609
4698454  $233,834.85   90.00                01        0.250                0.016    0.734
4699651  $479,625.55   78.69                          0.250                0.016    0.234
4699900  $595,000.00   70.00                          0.250                0.016    0.234
4700657  $249,405.29   80.00                          0.250                0.016    0.234
4700677  $564,580.69   73.86                          0.250                0.016    0.484
4701155  $169,876.96   77.27                          0.250                0.016    0.609
6261427  $443,686.63   80.00                          0.250                0.016    0.734
6283809  $269,949.51   80.00                          0.250                0.016    0.484
6334573  $238,363.61   90.00                24        0.250                0.016    0.859
6356814  $255,800.30   80.00                          0.250                0.016    0.234
6360923  $364,729.12   70.87                          0.250                0.016    0.484
6377513  $233,643.58   78.00                          0.250                0.016    0.484
6387417  $384,281.67   79.80                          0.250                0.016    0.609
6391449  $323,326.69   90.00                11        0.250                0.016    0.859
6399750  $290,294.97   71.73                          0.250                0.016    0.734
6424320  $309,764.12   73.62                          0.250                0.016    0.359
6432359  $320,022.74   94.99                13        0.250                0.016    0.734
6433279  $627,713.95   70.00                          0.250                0.016    0.734
6438179  $323,777.03   80.00                          0.250                0.016    0.859
6441260  $242,135.66   89.99                06        0.250                0.016    0.734
6445330  $273,765.41   79.81                          0.250                0.016    0.000
6445478  $286,592.43   94.99                06        0.250                0.016    0.609
6448437  $251,568.53   80.00                          0.250                0.016    1.109
6449479  $364,472.45   75.24                          0.250                0.016    0.359
6452067  $348,094.15   90.00                24        0.250                0.016    0.734
6457515  $307,368.25   80.00                          0.250                0.016    0.234
6458505  $273,775.86   89.84                33        0.250                0.016    0.484
6460389  $312,753.41   95.00                17        0.250                0.016    0.734
6460446  $253,122.56   79.98                          0.250                0.016    0.484
6462529  $321,592.62   79.99                          0.250                0.016    0.109
6464245  $301,172.89   89.89                06        0.250                0.016    0.734
6467892  $291,608.43   90.00                06        0.250                0.016    0.484
6473900  $295,340.40   89.99                33        0.250                0.016    0.734
6474389  $255,197.12   95.00                17        0.250                0.016    0.859
6475318  $344,473.35   77.02                          0.250                0.016    0.359
6475609  $447,262.27   80.00                          0.250                0.016    0.359
6479450  $336,206.56   87.08                17        0.250                0.016    0.234
6480183  $270,786.01   80.00                          0.250                0.016    0.359
6480751  $710,791.68   75.00                          0.250                0.016    0.984
6480799  $377,890.50   78.83                          0.250                0.016    0.984
6485423  $383,428.26   71.58                          0.250                0.016    0.484
6485838  $235,257.88   95.00                33        0.250                0.016    0.609
6485900  $444,337.44   74.54                          0.250                0.016    0.484
6487210  $267,456.93   80.00                          0.250                0.016    0.984
6488162  $299,798.71   72.99                          0.250                0.016    0.984
6488208  $399,433.54   57.14                          0.250                0.016    0.734
6489080  $281,586.45   71.45                          0.250                0.016    0.609
6491323  $284,475.81   70.00                          0.250                0.016    0.484
6492019  $262,018.96   80.00                          0.250                0.016    0.609
6492838  $251,634.06   80.00                          0.250                0.016    0.609
6493868  $218,057.23   68.60                          0.250                0.016    0.984
6494192  $247,648.81   89.21                06        0.250                0.016    0.734
6495169  $257,102.43   80.00                          0.250                0.016    0.734
6496018  $365,867.93   79.92                          0.250                0.016    0.609
6497519  $247,310.57   88.26                17        0.250                0.016    0.859
6498468  $388,196.94   80.00                          0.250                0.016    0.234
6499462  $286,244.18   95.00                17        0.250                0.016    0.859
6500993  $267,188.37   80.00                          0.250                0.016    0.609
6501192  $250,145.26   89.99                24        0.250                0.016    0.734
6501573  $259,816.50   80.00                          0.250                0.016    0.734
6503041  $305,920.51   80.00                          0.250                0.016    0.234
6508869  $254,870.53   79.96                          0.250                0.016    0.234
6509167  $399,324.12   74.62                          0.250                0.016    0.234
6511636  $295,680.67   90.00                13        0.250                0.016    0.734
6513270  $279,786.94   79.77                          0.250                0.016    0.359
6514562  $235,998.10   79.99                          0.250                0.016    0.484
6514619  $249,636.97   58.82                          0.250                0.016    0.609
6516771  $253,094.42   90.00                13        0.250                0.016    0.859
6516908  $329,544.30   89.19                33        0.250                0.016    0.859
6517093  $249,680.06   35.71                          0.250                0.016    1.234
6518273  $447,575.82   55.99                          0.250                0.016    0.609
6519493  $305,583.28   64.42                          0.250                0.016    0.984
6520099  $305,197.75   80.00                          0.250                0.016    0.734
6520542  $246,998.46   90.00                06        0.250                0.016    0.984
6520719  $918,039.42   80.00                          0.250                0.016    0.734
6521241  $418,007.21   80.00                          0.250                0.016    0.734
6521844  $278,923.95   95.00                33        0.250                0.016    0.984
6522245  $519,244.89   80.00                          0.250                0.016    0.609
6524076  $279,561.84   80.00                          0.250                0.016    0.234
6524784  $324,988.37   80.00                          0.250                0.016    0.359
6525375  $723,281.37   65.00                          0.250                0.016    0.984
6527412  $306,380.31   80.00                          0.250                0.016    0.609
6528104  $399,168.73   64.46                          0.250                0.016    0.859
6529930  $234,191.96   79.99                          0.250                0.016    0.359
6529965  $463,342.92   80.00                          0.250                0.016    0.734
6530284  $374,220.69   75.00                          0.250                0.016    0.859
6531460  $249,645.96   89.29                33        0.250                0.016    0.734
6531543  $501,177.78   71.65                          0.250                0.016    0.484
6531799  $300,824.54   75.00                          0.250                0.016    0.484
6532069  $226,012.99   79.99                          0.250                0.016    0.484
6532298  $347,494.66   80.00                          0.250                0.016    0.609
6533052  $748,277.40   78.95                          0.250                0.016    0.359
6535251  $365,135.53   76.93                          0.250                0.016    0.609
6535976  $341,214.49   68.40                          0.250                0.016    0.359
6536031  $223,173.38   90.00                33        0.250                0.016    0.734
6536584  $431,418.35   80.00                          0.250                0.016    0.984
6537305  $269,379.86   50.00                          0.250                0.016    0.359
6537492  $603,635.30   50.83                          0.250                0.016    0.609
6537529  $295,779.96   78.75                          0.250                0.016    0.484
6537894  $279,603.49   65.12                          0.250                0.016    0.734
6538454  $328,043.80   55.67                          0.250                0.016    1.109
6538951  $630,411.92   80.00                          0.250                0.016    0.234
6539029  $276,450.72   77.95                          0.250                0.016    0.484
6539839  $649,102.42   74.29                          0.250                0.016    0.859
6540531  $521,141.10   70.00                          0.250                0.016    0.859
6540963  $367,234.02   70.00                          0.250                0.016    0.609
6541354  $249,618.37   64.10                          0.250                0.016    0.359
6541756  $299,575.15   60.18                          0.250                0.016    0.734
6542587  $694,989.32   80.00                          0.250                0.016    0.609
6543961  $281,985.26   80.00                          0.250                0.016    0.359
6544082  $223,568.53   80.00                          0.250                0.016    1.234
6544401  $257,813.27   46.91                          0.250                0.016    0.609
6544470  $317,183.03   80.00                          0.250                0.016    0.484
6544853  $159,667.50   55.17                          0.250                0.016    0.859
6545290  $433,501.46   69.97                          0.250                0.016    0.859
6545401  $217,535.42   80.00                          0.250                0.016    0.734
6546235  $245,403.32   58.00                          0.250                0.016    0.484
6546432  $306,838.22   60.00                          0.250                0.016    0.234
6547477  $449,041.03   72.58                          0.250                0.016    0.734
6548225  $495,279.74   80.00                          0.250                0.016    0.609
6548290  $341,103.95   79.44                          0.250                0.016    0.609
6548305  $209,574.45   60.00                          0.250                0.016    0.984
6548603  $594,178.37   69.19                          0.250                0.016    0.859
6548753  $279,586.11   74.21                          0.250                0.016    0.734
6548860  $119,846.43   34.48                          0.250                0.016    1.234
6548910  $231,804.65   74.12                          0.250                0.016    0.734
6548940  $261,600.05   72.78                          0.250                0.016    0.359
6548961  $249,467.23   59.52                          0.250                0.016    0.734
6549010  $271,390.63   80.00                          0.250                0.016    0.484
6549024  $236,664.36   72.92                          0.250                0.016    0.734
6549192  $355,255.35   90.00                17        0.250                0.016    0.859
6549226  $305,555.87   78.63                          0.250                0.016    0.609
6549251  $294,187.37   79.68                          0.250                0.016    0.859
6549255  $269,466.30   75.00                          0.250                0.016    0.109
6549533  $388,561.41   85.00                17        0.250                0.016    0.484
6549841  $246,512.28   69.99                          0.250                0.016    0.359
6550821  $290,280.08   87.91                24        0.250                0.016    0.734
6551899  $338,898.30   79.99                          0.250                0.016    0.484
6552680  $223,510.52   80.00                          0.250                0.016    0.609
6552882  $279,388.17   65.12                          0.250                0.016    0.609
6552963  $343,026.79   76.44                          0.250                0.016    0.484
6552965  $319,535.31   67.37                          0.250                0.016    0.609
6553120  $369,476.02   80.00                          0.250                0.016    0.734
6553242  $304,281.88   77.02                          0.250                0.016    0.234
6553824  $347,519.45   80.00                          0.250                0.016    0.859
6553862  $344,511.43   60.00                          0.250                0.016    0.734
6553906  $289,778.58   94.99                06        0.250                0.016    0.609
6554361  $261,220.12   86.05                06        0.250                0.016    0.609
6554394  $386,195.75   73.02                          0.250                0.016    0.859
6554478  $455,300.55   80.00                          0.250                0.016    0.359
6554487  $518,775.68   80.00                          0.250                0.016    0.234
6554602  $449,682.40   71.43                          0.250                0.016    0.734
6554604  $222,704.29   67.63                          0.250                0.016    0.609
6554847  $283,539.31   85.00                06        0.250                0.016    0.734
6554889  $307,861.65   79.73                          0.250                0.016    0.359
6554955  $288,981.06   60.67                          0.250                0.016    0.734
6555168  $301,561.45   79.99                          0.250                0.016    0.609
6555397  $349,504.36   43.75                          0.250                0.016    0.734
6556011  $261,494.45   95.00                33        0.250                0.016    0.984
6556517  $291,543.06   80.00                          0.250                0.016    0.234
6556659  $244,678.38   41.88                          0.250                0.016    1.109
6556733  $236,315.50   71.67                          0.250                0.016    0.234
6556960  $349,491.74   76.92                          0.250                0.016    0.609
6557152  $259,447.06   95.00                33        0.250                0.016    0.734
6558508  $261,071.73   80.00                          0.250                0.016    0.859
6558913  $223,940.33   78.68                          0.250                0.016    0.859
6559047  $352,946.81   80.00                          0.250                0.016    0.234
6559392  $649,032.21   73.45                          0.250                0.016    0.484
6559452  $228,237.53   75.00                          0.250                0.016    0.484
6560014  $733,250.74   80.00                          0.250                0.016    0.234
6560100  $424,413.12   73.91                          0.250                0.016    0.859
6560480  $403,700.17   80.00                          0.250                0.016    0.484
6560976  $106,952.10   70.00                          0.250                0.016    0.859
6561316  $249,654.79   68.12                          0.250                0.016    0.859
6561376  $267,629.91   80.00                          0.250                0.016    0.859
6561870  $583,598.09   80.00                          0.250                0.016    0.859
6562340  $328,340.19   80.00                          0.250                0.016    0.609
6562612  $543,838.56   27.25                          0.250                0.016    0.734
6562856  $463,327.66   80.00                          0.250                0.016    0.734
6562969  $250,786.98   80.00                          0.250                0.016    0.000
6563315  $498,960.91   50.00                          0.250                0.016    0.859
6563533  $434,376.24   73.73                          0.250                0.016    0.734
6563955  $268,338.20   89.57                17        0.250                0.016    0.984
6564051  $489,780.05   70.11                          0.250                0.016    0.859
6564602  $290,388.18   79.67                          0.250                0.016    0.734
6564895  $262,128.27   75.00                          0.250                0.016    0.734
6565033  $274,201.39   80.00                          0.250                0.016    0.609
6565131  $605,074.93   65.51                          0.250                0.016    0.359
6565482  $451,689.36   74.79                          0.250                0.016    0.484
6565694  $365,867.93   89.99                24        0.250                0.016    0.609
6565942  $237,332.37   95.00                17        0.250                0.016    0.734
6565980  $305,608.40   75.00                          0.250                0.016    1.234
6566161  $215,495.64   80.00                          0.250                0.016    0.359
6566240  $317,460.22   53.00                          0.250                0.016    0.859
6566778  $443,870.53   70.00                          0.250                0.016    0.734
6567005  $336,984.80   90.00                17        0.250                0.016    0.359
6567244  $449,666.03   75.00                          0.250                0.016    0.484
6567259  $549,240.51   67.07                          0.250                0.016    0.859
6567409  $398,106.08   70.00                          0.250                0.016    0.484
6567494  $299,575.15   60.01                          0.250                0.016    0.734
6567597  $272,962.02   90.00                17        0.250                0.016    0.859
6568724  $249,300.95   80.00                          0.250                0.016    0.609
6568965  $294,293.05   79.97                          0.250                0.016    0.859
6569234  $277,346.09   75.14                          0.250                0.016    0.984
6569461  $271,134.45   70.16                          0.250                0.016    0.984
6569788  $287,572.02   80.00                          0.250                0.016    0.734
6570118  $430,623.76   73.72                          0.250                0.016    0.609
6570225  $249,645.96   48.08                          0.250                0.016    0.734
6570540  $289,828.52   90.00                06        0.250                0.016    0.609
6570745  $299,765.97   65.35                          0.250                0.016    0.234
6571177  $282,578.63   79.05                          0.250                0.016    0.484
6571278  $399,695.63   77.16                          0.250                0.016    0.359
6571527  $344,136.84   89.99                13        0.250                0.016    0.484
6571549  $449,295.80   52.94                          0.250                0.016    0.234
6571955  $274,795.91   79.94                          0.250                0.016    0.484
6572120  $489,751.25   18.87                          0.250                0.016    0.359
6572185  $260,880.03   95.00                33        0.250                0.016    0.734
6572428  $257,523.50   67.86                          0.250                0.016    1.109
6572798  $421,400.00   70.00                          0.250                0.016    0.609
6572827  $237,695.56   90.00                17        0.250                0.016    0.484
6573421  $230,855.77   80.00                          0.250                0.016    0.484
6573721  $289,589.31   41.67                          0.250                0.016    0.734
6574010  $309,549.84   62.00                          0.250                0.016    0.609
6574866  $639,116.23   74.42                          0.250                0.016    0.859
6575132  $300,282.51   79.97                          0.250                0.016    0.609
6575459  $499,273.92   76.45                          0.250                0.016    0.609
6575483  $259,612.87   80.00                          0.250                0.016    0.484
6575550  $269,508.06   68.85                          0.250                0.016    0.609
6576027  $240,849.75   79.99                          0.250                0.016    0.609
6577083  $224,132.14   72.87                          0.250                0.016    0.734
6577278  $239,475.61   54.05                          0.250                0.016    0.359
6577692  $299,553.33   53.10                          0.250                0.016    0.484
6577700  $599,565.74   67.80                          0.250                0.016    0.609
6577844  $384,692.12   75.34                          0.250                0.016    0.109
6577970  $271,544.85   80.00                          0.250                0.016    0.359
6578218  $329,532.68   57.39                          0.250                0.016    0.734
6578644  $281,201.21   80.00                          0.250                0.016    0.734
6578664  $375,374.11   80.00                          0.250                0.016    0.609
6578902  $928,683.00   64.36                          0.250                0.016    0.734
6579084  $370,474.61   70.00                          0.250                0.016    0.734
6579159  $249,814.46   69.93                          0.250                0.016    0.484
6579210  $325,314.91   80.00                          0.250                0.016    0.484
6580102  $432,901.37   54.19                          0.250                0.016    0.859
6580405  $218,074.83   80.00                          0.250                0.016    0.484
6581859  $346,489.45   76.26                          0.250                0.016    0.609
6581943  $274,590.54   78.80                          0.250                0.016    0.484
6582255  $336,680.10   75.90                          0.250                0.016    0.109
6582322  $287,581.78   80.00                          0.250                0.016    0.609
6582354  $309,061.69   79.77                          0.250                0.016    0.734
6582444  $370,724.66   76.49                          0.250                0.016    0.484
6582474  $255,128.98   79.84                          0.250                0.016    0.609
6582831  $281,569.53   57.55                          0.250                0.016    0.359
6583434  $287,571.18   90.00                13        0.250                0.016    0.484
6583840  $576,659.39   70.00                          0.250                0.016    0.609
6583923  $367,428.86   80.00                          0.250                0.016    0.359
6584166  $464,307.64   73.81                          0.250                0.016    0.484
6584623  $269,607.93   75.00                          0.250                0.016    0.609
6584678  $238,635.17   78.49                          0.250                0.016    0.359
6584989  $303,747.07   90.00                33        0.250                0.016    0.484
6585003  $318,805.22   80.00                          0.250                0.016    0.484
6585116  $519,604.32   76.75                          0.250                0.016    0.359
6585393  $290,817.75   79.78                          0.250                0.016    1.109
6585408  $399,433.54   80.00                          0.250                0.016    0.734
6585543  $270,037.16   90.00                17        0.250                0.016    0.359
6585745  $403,215.81   73.45                          0.250                0.016    0.734
6585844  $949,312.42   38.00                          0.250                0.016    0.609
6585935  $339,530.48   62.73                          0.250                0.016    0.859
6586067  $311,024.72   75.00                          0.250                0.016    0.609
6586153  $365,454.54   70.38                          0.250                0.016    0.484
6587603  $337,509.18   45.68                          0.250                0.016    0.609
6587753  $458,070.96   80.00                          0.250                0.016    0.359
6587863  $120,915.13   70.00                          0.250                0.016    0.359
6588093  $382,615.03   79.95                          0.250                0.016    0.359
6588192  $508,072.65   79.99                          0.250                0.016    0.484
6589298  $296,285.61   79.98                          0.250                0.016    0.234
6589417  $284,481.62   80.00                          0.250                0.016    0.000
6589425  $629,066.78   69.94                          0.250                0.016    0.859
6589524  $263,576.51   56.90                          0.250                0.016    0.109
6589633  $249,618.37   78.13                          0.250                0.016    0.359
6589718  $245,633.72   70.29                          0.250                0.016    0.484
6590936  $479,643.77   80.00                          0.250                0.016    0.484
6591909  $224,847.58   69.97                          0.250                0.016    0.234
6592032  $313,861.00   79.99                          0.250                0.016    0.359
6592165  $826,736.05   69.00                          0.250                0.016    0.359
6592329  $252,968.66   79.97                          0.250                0.016    0.484
6592607  $357,018.64   89.99                11        0.250                0.016    0.984
6592691  $331,529.84   80.00                          0.250                0.016    0.734
6592749  $269,809.44   90.00                33        0.250                0.016    0.734
6592845  $307,282.97   73.21                          0.250                0.016    0.734
6593378  $385,177.95   71.38                          0.250                0.016    0.734
6593603  $273,690.05   90.00                33        0.250                0.016    0.484
6593959  $269,627.16   88.52                33        0.250                0.016    0.859
6594559  $314,519.14   67.74                          0.250                0.016    0.359
6594837  $244,635.20   70.00                          0.250                0.016    0.484
6594869  $354,766.82   80.00                          0.250                0.016    0.484
6595265  $519,563.14   80.00                          0.250                0.016    0.000
6595327  $539,215.84   75.00                          0.250                0.016    0.609
6595773  $369,834.58   80.00                          0.250                0.016    0.359
6596512  $301,300.72   85.00                01        0.250                0.016    0.484
6597100  $272,603.56   76.90                          0.250                0.016    0.609
6597889  $403,714.86   80.00                          0.250                0.016    0.734
6598325  $510,200.13   70.00                          0.250                0.016    0.234
6598360  $293,594.03   68.37                          0.250                0.016    0.859
6598532  $307,355.88   80.00                          0.250                0.016    0.859
6598547  $340,165.74   80.00                          0.250                0.016    0.859
6599556  $324,491.41   79.87                          0.250                0.016    0.234
6600155  $267,301.48   79.99                          0.250                0.016    0.484
6600475  $399,404.42   48.78                          0.250                0.016    0.484
6600951  $282,540.16   89.89                13        0.250                0.016    0.484
6600953  $409,645.76   80.00                          0.250                0.016    0.484
6600955  $515,547.51   80.00                          0.250                0.016    0.234
6600997  $449,648.96   73.65                          0.250                0.016    0.234
6602387  $318,857.20   79.98                          0.250                0.016    0.359
6603389  $309,495.03   69.66                          0.250                0.016    0.609
6603734  $960,000.00   64.00                          0.250                0.016    0.609
6603976  $408,454.16   74.59                          0.250                0.016    0.609
6604121  $313,261.45   69.99                          0.250                0.016    0.359
6604480  $584,376.74   80.00                          0.250                0.016    0.609
6604957  $255,805.20   80.00                          0.250                0.016    0.359
6605009  $314,760.31   63.00                          0.250                0.016    0.359
6605039  $328,230.73   90.00                33        0.250                0.016    0.000
6605212  $999,257.85   28.57                          0.250                0.016    0.484
6605813  $519,225.75   80.00                          0.250                0.016    0.484
6605872  $318,157.72   80.00                          0.250                0.016    0.359
6607759  $273,107.11   87.32                17        0.250                0.016    0.734
6607913  $324,970.48   80.00                          0.250                0.016    0.734
6608306  $349,726.96   62.50                          0.250                0.016    0.234
6609418  $265,716.95   95.00                33        0.250                0.016    0.859
6609644  $341,608.72   79.32                          0.250                0.016    0.734
6609923  $89,878.55    60.00                          0.250                0.016    0.609
6610207  $361,731.34   75.42                          0.250                0.016    0.484
6610296  $271,048.69   70.00                          0.250                0.016    0.484
6610730  $389,724.74   75.00                          0.250                0.016    0.734
6611659  $464,921.63   33.23                          0.250                0.016    0.734
6612024  $286,561.88   61.06                          0.250                0.016    0.359
6612037  $363,030.38   69.20                          0.250                0.016    0.484
6612902  $545,000.00   68.99                          0.250                0.016    0.609
6612946  $378,911.46   80.00                          0.250                0.016    0.359
6613034  $919,317.23   80.00                          0.250                0.016    0.484
6613044  $443,686.63   80.00                          0.250                0.016    0.734
6613226  $299,777.36   62.31                          0.250                0.016    0.484
6613519  $406,705.43   67.05                          0.250                0.016    0.609
6613884  $299,575.15   60.00                          0.250                0.016    0.734
6614698  $849,415.04   56.67                          0.250                0.016    0.859
6615139  $252,966.78   94.99                06        0.250                0.016    0.609
6615491  $487,628.68   80.00                          0.250                0.016    0.359
6616712  $251,458.52   89.89                11        0.250                0.016    0.359
6617346  $479,669.67   85.71                06        0.250                0.016    0.859
6617933  $299,793.54   34.29                          0.250                0.016    0.859
6618486  $399,703.14   68.03                          0.250                0.016    0.484
6619966  $257,322.79   57.22                          0.250                0.016    0.859
6620100  $344,737.48   60.00                          0.250                0.016    0.359
6620441  $326,688.32   68.13                          0.250                0.016    0.609
6621995  $1,395,289.40 69.99                          0.250                0.016    0.609
6622230  $306,977.66   80.00                          0.250                0.016    0.609
6622231  $310,969.04   80.00                          0.250                0.016    0.484
6622251  $749,414.93   75.00                          0.250                0.016    0.234
6622842  $299,765.97   75.00                          0.250                0.016    0.234
6623796  $239,826.30   80.00                          0.250                0.016    0.609
6625285  $631,542.57   80.00                          0.250                0.016    0.609
6625785  $280,898.75   73.50                          0.250                0.016    0.734
6625809  $277,309.02   75.00                          0.250                0.016    0.859
6625831  $584,532.19   74.81                          0.250                0.016    0.109
6627499  $313,950.00   79.99                          0.250                0.016    0.484
6627633  $447,178.44   80.00                          0.250                0.016    0.359
6632104  $499,619.54   73.53                          0.250                0.016    0.359
6632857  $324,764.77   59.09                          0.250                0.016    0.609
6635307  $419,696.02   70.00                          0.250                0.016    0.609
6638128  $289,150.87   79.99                          0.250                0.016    0.859
6639980  $347,741.73   84.88                33        0.250                0.016    0.484
6642854  $334,563.70   90.00                06        0.250                0.016    0.734

         $263,560,943.48

                                   EXHIBIT F-3


            [Schedule of Mortgage Loans Serviced by Other Servicers]

NASCOR
NMI / 1998-05  Exhibit F-3 (Part A)
30 YEAR FIXED RATE NON RELOCATION LOANS




                                                                                NET
MORTGAGE                                                           MORTGAGE   MORTGAGE   CURRENT   ORIGINAL  SCHEDULED
LOAN                                           ZIP      PROPERTY   INTEREST   INTEREST   MONTHLY   TERM TO    MATURITY
NUMBER       CITY                  STATE       CODE       TYPE       RATE       RATE     PAYMENT   MATURITY     DATE
------       ----                  -----       ----       ----       ----       ----     -------   --------     ----
4638430      COLLIERVILLE            TN       38017       SFD       8.000      6.750    $3,118.50    360      1-Aug-27
4645775      DUBLIN                  CA       94568       SFD       7.500      6.750    $2,333.63    360      1-Sep-27
4647706      PARADISE VALLEY         AZ       85253       SFD       7.750      6.750    $4,217.88    360      1-Sep-27
4648006      HAGERSTOWN              MD       21742       SFD       7.500      6.750    $1,793.49    360      1-Sep-27
4648780      KENNESAW                GA       30152       SFD       8.000      6.750    $2,092.45    353      1-Feb-27
4649777      PORTAGE                 IN       46368       SFD       7.875      6.750    $3,096.05    360      1-Sep-27
4660681      ALEXANDRIA              OH       43001       SFD       7.750      6.750    $2,372.47    347      1-Oct-26
4662886      ASHLAND                 OH       44805       SFD       7.875      6.750    $2,175.21    360      1-Jan-28
4664643      SAN LEANDRO             CA       94579       SFD       8.000      6.750    $1,830.75    360      1-Sep-27
4664783      SAN JOSE                CA       95120       SFD       7.750      6.750    $2,682.97    360      1-Oct-27
4664787      COLUMBIA                SC       29209       SFD       7.875      6.750    $2,080.95    360      1-Oct-27
4665094      SCOTTS VALLEY           CA       95066       SFD       7.750      6.750    $2,493.12    360      1-Oct-27
4666058      MIAMI BEACH             FL       33140       HCO       7.625      6.750    $2,194.16    360      1-Oct-27
4677447      MARIETTA                GA       30062       SFD       7.875      6.750    $2,708.13    360      1-Nov-27
4677575      GERMANTOWN              TN       38139       SFD       7.750      6.750    $2,202.97    360      1-Nov-27
4678191      WHEAT RIDGE             CO       80033       SFD       7.500      6.750    $2,097.65    360      1-Nov-27
4679123      HAM LAKE                MN       55304       SFD       8.000      6.750    $2,280.91    360      1-Nov-27
4679517      ROWLETT                 TX       75088       SFD       7.500      6.750    $1,789.99    360      1-Nov-27
4680688      LIVINGSTON              NJ       07039       SFD       8.125      6.750    $2,785.48    360      1-Nov-27
4681221      LAVALETTE               NJ       08735       SFD       8.125      6.750    $1,722.60    360      1-Nov-27
4681257      SCOTTSDALE              AZ       85255       SFD       8.125      6.750    $2,212.65    360      1-Nov-27
4681274      GRAYSON                 GA       30221       SFD       7.500      6.750    $1,885.09    360      1-Nov-27
4681304      COLUMBUS                OH       43221       SFD       7.750      6.750    $2,922.97    360      1-Nov-27
4682690      PALM COAST              FL       32137       SFD       7.750      6.750    $3,152.22    360      1-Jan-28
4683252      LAKEWOOD                WA       98499       SFD       7.375      6.750    $1,851.01    360      1-Nov-27
4684077      BUFFALO GROVE           IL       60089       SFD       8.375      6.750    $1,892.58    360      1-Dec-27
4685404      MIDDLETOWN              NJ       07748       SFD       7.625      6.750    $1,949.27    360      1-Jan-28
4685539      LONDONDERRY             NH       03053       SFD       7.750      6.750    $1,727.99    360      1-Dec-27
4685623      DENVER                  CO       80220       SFD       7.500      6.750    $1,908.86    360      1-Dec-27
4687520      FOLSOM                  CA       95630       SFD       7.875      6.750    $2,545.00    360      1-Dec-27
4687707      CAMAS                   WA       98607       SFD       7.250      6.750    $1,719.09    360      1-Nov-27
4689478      EL GRANADA              CA       94018       SFD       7.875      6.750    $1,957.69    360      1-Oct-27
4689481      LITTLETON               CO       80124       SFD       7.500      6.750    $1,919.35    360      1-Nov-27
4689494      PHOENIX                 AZ       85016       PUD       7.625      6.750    $1,868.23    360      1-Nov-27
4689504      POCONO PINE             PA       18350       SFD       7.750      6.750    $2,077.59    360      1-Nov-27
4689539      WEEHAWKEN               NJ       07087       LCO       8.125      6.750    $1,662.46    360      1-Nov-27
4689558      LAS VEGAS               NV       89117       SFD       7.875      6.750    $1,783.68    360      1-Nov-27
4689760      YORKTOWN HEIGHTS        NY       10598       SFD       7.875      6.750    $2,465.24    360      1-Nov-27
4689783      KINNELON                NJ       07405       SFD       7.625      6.750    $2,604.68    360      1-Nov-27
4689801      FAIRFIELD               CT       06430       SFD       7.875      6.750    $2,004.82    360      1-Nov-27
4690130      OLYMPIA                 WA       98502       SFD       7.500      6.750    $2,987.75    360      1-Nov-27
4690158      ALAMEDA                 CA       94502       SFD       7.250      6.750    $2,308.49    360      1-Nov-27
4690352      TAMPA                   FL       33629       SFD       7.500      6.750    $1,835.44    360      1-Jan-28
4691198      PHILLIPSBURG            NJ       08865       SFD       7.625      6.750    $1,592.54    360      1-Jan-28
4691924      ATLANTA                 GA       30306       SFD       7.625      6.750    $1,815.14    360      1-Dec-27
4691938      ATLANTA                 GA       30319       SFD       7.750      6.750    $2,235.21    360      1-Nov-27
4692139      ATLANTA                 GA       30319       SFD       7.500      6.750    $2,041.71    360      1-Nov-27
4692144      BALTIMORE               MD       21212       SFD       7.500      6.750    $1,650.15    360      1-Nov-27
4692151      NASHVILLE               TN       37221       SFD       7.750      6.750    $2,303.99    360      1-Dec-27
4692206      LUTZ                    FL       33549       SFD       7.625      6.750    $2,420.65    360      1-Dec-27
4692211      ORLANDO                 FL       32806       SFD       7.750      6.750    $2,206.55    360      1-Dec-27
4693484      WESTON                  FL       33327       SFD       7.750      6.750    $2,049.66    360      1-Dec-27
4693502      CLARKSVILLE             MD       21029       SFD       7.625      6.750    $2,229.56    360      1-Dec-27
4693508      FAIRFAX STATION         VA       22039       SFD       7.500      6.750    $1,776.01    360      1-Dec-27
4693523      NEW ALBANY              IN       47150       SFD       7.750      6.750    $1,941.48    360      1-Dec-27
4693531      CHAPEL HILL             NC       27514       SFD       7.375      6.750    $1,864.82    360      1-Dec-27
4693972      ROSWELL                 GA       30075       SFD       7.375      6.750    $1,755.01    360      1-Dec-27
4694008      MARIETTA                GA       30066       SFD       7.375      6.750    $2,038.87    360      1-Dec-27
4694037      MORRISVILLE             NC       27560       SFD       7.375      6.750    $1,623.09    360      1-Dec-27



COUNT:      59
WAC:         7.711811274
WAM:       356.6762053
WALTV:      77.84160855

               CUT-OFF
MORTGAGE         DATE                        MORTGAGE            T.O.P.   MASTER   FIXED
LOAN          PRINCIPAL                     INSURANCE  SERVICE  MORTGAGE SERVICE  RETAINED
NUMBER         BALANCE        LTV   SUBSIDY    CODE      FEE      LOAN     FEE     YIELD
------         -------        ---   -------    ----      ---      ----     ---     -----
4638430      $423,260.22     65.38                      0.250             0.016    0.984
4645775      $331,060.27     75.00                      0.250             0.016    0.484
4647706      $586,406.13     75.00                      0.250             0.016    0.734
4648006      $255,536.21     95.00                      0.250             0.016    0.484
4648780      $282,784.29     79.94                      0.250             0.016    0.984
4649777      $425,511.28     70.00                      0.250             0.016    0.859
4660681      $327,232.65     88.65              12      0.250             0.016    0.734
4662886      $299,670.50     92.31              12      0.250             0.016    0.859
4664643      $248,651.67     79.87                      0.250             0.016    0.984
4664783      $373,432.42     72.02                      0.250             0.016    0.734
4664787      $286,115.23     88.04              12      0.250             0.016    0.859
4665094      $347,007.96     72.58                      0.250             0.016    0.734
4666058      $308,087.59     63.92                      0.250             0.016    0.609
4677447      $371,443.76     77.81                      0.250             0.016    0.859
4677575      $306,844.70     75.00                      0.250             0.016    0.734
4678191      $299,327.87     56.07                      0.250             0.016    0.484
4679123      $310,220.08     72.29                      0.250             0.016    0.984
4679517      $255,426.46     80.00                      0.250             0.016    0.484
4680688      $374,408.80     79.99                      0.250             0.016    1.109
4681221      $231,367.60     80.00                      0.250             0.016    1.109
4681257      $297,411.21     50.08                      0.250             0.016    1.109
4681274      $268,995.97     79.29                      0.250             0.016    0.484
4681304      $407,130.50     80.00                      0.250             0.016    0.734
4682690      $439,689.45     74.96                      0.250             0.016    0.734
4683252      $267,384.45     77.68                      0.250             0.016    0.359
4684077      $248,689.36     75.00                      0.250             0.016    1.359
4685404      $275,200.67     90.00              38      0.250             0.016    0.609
4685539      $240,858.42     90.00              13      0.250             0.016    0.734
4685623      $271,587.26     70.36                      0.250             0.016    0.484
4687520      $350,515.29     82.59              11      0.250             0.016    0.859
4687707      $251,254.69     80.00                      0.250             0.016    0.234
4689478      $269,249.40     75.00                      0.250             0.016    0.859
4689481      $272,863.30     79.57                      0.250             0.016    0.484
4689494      $263,373.21     80.00                      0.250             0.016    0.609
4689504      $289,382.00     78.91                      0.250             0.016    0.734
4689539      $222,948.12     79.96                      0.250             0.016    1.109
4689558      $245,399.43     89.45              12      0.250             0.016    0.859
4689760      $339,293.41     53.13                      0.250             0.016    0.859
4689783      $367,195.87     79.57                      0.250             0.016    0.609
4689801      $275,925.37     70.00                      0.250             0.016    0.859
4690130      $426,342.67     79.87                      0.250             0.016    0.484
4690158      $337,603.24     80.00                      0.250             0.016    0.234
4690352      $262,305.19     75.00                      0.250             0.016    0.484
4691198      $224,837.15     90.00              17      0.250             0.016    0.609
4691924      $256,077.60     94.98                      0.250             0.016    0.609
4691938      $311,335.10     80.00                      0.250             0.016    0.734
4692139      $291,345.80     80.00                      0.250             0.016    0.484
4692144      $235,471.26     73.75                      0.250             0.016    0.484
4692151      $321,144.55     80.00                      0.250             0.016    0.734
4692206      $341,503.38     90.00                      0.250             0.016    0.609
4692211      $307,563.83     80.00                      0.250             0.016    0.734
4693484      $285,694.83     79.89                      0.250             0.016    0.734
4693502      $314,542.55     74.12                      0.250             0.016    0.609
4693508      $253,621.80     75.82                      0.250             0.016    0.484
4693523      $270,616.22     89.74                      0.250             0.016    0.734
4693531      $269,587.84     75.00                      0.250             0.016    0.359
4693972      $253,712.11     79.98                      0.250             0.016    0.359
4694008      $294,749.38     90.00                      0.250             0.016    0.359
4694037      $234,641.26     76.85                      0.250             0.016    0.359

            $18,000,838.83

NASCOR
NMI / 1998-05 Exhibit F-3 (Part B)
30 YEAR FIXED RATE NON RELOCATION  LOANS





MORTGAGE                                        NMI
LOAN                                            LOAN
NUMBER       SERVICER                           SELLER
------       --------                           ------

4664643      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4664783      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4664787      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4665094      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4687520      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4687707      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4689478      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4689481      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4689494      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4689504      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4689539      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4689558      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4689760      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4689783      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4689801      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4690130      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4690158      FIRST UNION MORTGAGE CORP.         FIRST UNION MORTGAGE CORP.
4638430      FT MORTGAGE COMPANIES              FT MORTGAGE COMPANIES
4645775      FT MORTGAGE COMPANIES              FT MORTGAGE COMPANIES
4647706      FT MORTGAGE COMPANIES              FT MORTGAGE COMPANIES
4648006      FT MORTGAGE COMPANIES              FT MORTGAGE COMPANIES
4649777      FT MORTGAGE COMPANIES              FT MORTGAGE COMPANIES
4685539      FT MORTGAGE COMPANIES              FT MORTGAGE COMPANIES
4685623      FT MORTGAGE COMPANIES              FT MORTGAGE COMPANIES
4660681      HUNTINGTON MORTGAGE COMPAN         HUNTINGTON MORTGAGE COMPAN
4662886      HUNTINGTON MORTGAGE COMPAN         HUNTINGTON MORTGAGE COMPAN
4682690      HUNTINGTON MORTGAGE COMPAN         HUNTINGTON MORTGAGE COMPAN
4685404      HUNTINGTON MORTGAGE COMPAN         HUNTINGTON MORTGAGE COMPAN
4690352      HUNTINGTON MORTGAGE COMPAN         HUNTINGTON MORTGAGE COMPAN
4691198      HUNTINGTON MORTGAGE COMPAN         HUNTINGTON MORTGAGE COMPAN
4677447      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4677575      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4678191      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4679123      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4679517      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4680688      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4681221      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4681257      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4681274      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4681304      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4683252      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4684077      NATIONAL CITY MORTGAGE C           NATIONAL CITY MORTGAGE C
4648780      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4666058      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4691924      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4691938      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4692139      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4692144      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4692151      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4692206      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4692211      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4693484      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4693502      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4693508      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4693523      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4693531      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4693972      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4694008      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4694037      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.


COUNT:       59
WAC:          7.711811274
WAM:        356.6762053
WALTV:       77.84160855

                                    EXHIBIT G


                               REQUEST FOR RELEASE
                       (for Trust Administrator/Custodian)


Loan Information

         Name of Mortgagor:               _____________________________

         Servicer
         Loan No.:                        _____________________________

Custodian/Trust Administrator

         Name:                            _____________________________

         Address:                         _____________________________

                                          -----------------------------
         Custodian/Trust Administrator
         Mortgage File No.:               _____________________________

Seller

         Name:                            _____________________________

         Address:                         _____________________________

                                          -----------------------------

         Certificates:                    Mortgage Pass-Through Certificates,
                                          Series 1998-5


     The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trust Administrator for the Holders of Mortgage Pass-Through Certificates, Series 1998-5, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of February 26, 1998 (the "Pooling and Servicing Agreement") among the Trust Administrator, the Seller, the Master Servicer and United States Trust Company of New York, as Trustee.

( ) Promissory Note dated ______________, 199__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

( ) Mortgage recorded on  _____________________ as instrument no. ______________
in the County Recorder's Office of the County of ____________________, State of _______________________ in book/reel/docket ____________________ of official records at page/image ____________.

( ) Deed of Trust recorded on ____________________ as instrument no. _________________ in the County Recorder's Office of the County of
___________________,    State   of    _________________    in   book/reel/docket
____________________ of official records at page/image ____________.

( )  Assignment  of  Mortgage  or Deed of  Trust  to the  Trustee,  recorded  on
______________________________  as instrument no.  ______________  in the County
Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( ) ---------------------------------------------

( ) ---------------------------------------------

( ) ---------------------------------------------

( ) ---------------------------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return the Documents to the Trust Administrator when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trust Administrator, on behalf of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                   By:  __________________________

                                   Title: ________________________
Date: ________________, 19__

                                    EXHIBIT H

AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

STATE OF                    )
                            ss:
COUNTY OF                   )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is [ ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-5, Class [A-R][A-LR] Certificate (the "Class [A-R][A-LR] Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section
521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and/or Code Section 4975 or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

     4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [A-R][A-LR] Certificate as they become due.

     5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [A-R][A-LR] Certificate in excess of cash flows generated by the Class [A-R][A-LR] Certificate.

     6. That the Purchaser will not transfer the Class [A-R][A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class [A-R][A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [A-R][A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [A-R][A-LR] Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [A-R][A-LR] Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

     9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the [Upper-Tier REMIC] [Lower-Tier REMIC] pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 19 __.

                                                    [NAME OF PURCHASER]


                                                  By:__________________________
                                                     [Name of Officer]
                                                     [Title of Officer]


     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


     Subscribed and sworn before me this __ day of , 19 __.

-----------------------------
NOTARY PUBLIC

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 19__.

                                    EXHIBIT I





            [Letter from Transferor of Class [A-R][A-LR] Certificate]





                                     [Date]




First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288

          Re:  Norwest  Asset  Securities  Corporation,   Series  1998-5,  Class
               [A-R][A-LR]

Ladies and Gentlemen:

     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true. Very truly yours, [Transferor]

                                                ----------------------

                                    EXHIBIT J





                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1998-5
                   CLASS [A-PO] [B-3] [B-4] [B-5] CERTIFICATES


                               TRANSFEREE'S LETTER



                           ----------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288


Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-5, Class [A-PO] [B-3] [B-4] [B-5] Certificates (the "Class [A-PO] [B-3] [B-4] [B-5] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of September 29, 1997 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-5.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trust Administrator that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-PO] [B-3] [B-4] [B-5] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

          (b) The Purchaser is acquiring the Class [A-PO] [B-3] [B-4] [B-5] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

          [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-PO] [B-3] [B-4] [B-5] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-PO] [B-3] [B-4] [B-5] Certificates and can afford a complete loss of such investment.]

          [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

          (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated _____________, _______, relating to the Class [A-PO] [B-3] [B-4] [B-5] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NASCOR concerning the Class [A-PO] [B-3] [B-4] [B-5] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-PO] [B-3] [B-4] [B-5] Certificates that NASCOR possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-PO] [B-3] [B-4] [B-5] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-PO] [B-3] [B-4] [B-5] Certificates other than in connection with a subsequent sale of Class [A-PO] [B-3] [B-4] [B-5] Certificates.

          (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) [for Class [B-3][B-4][B-5] Certificates only] if the Purchaser is an insurance company, the source of funds used to purchase the Class [B-3][B-4][B-5] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided
     (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trust Administrator of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar
     Law).

          (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-PO] [B-3] [B-4] [B-5] Certificates is in compliance therewith.

     Section 3. Transfer of Class [A-PO] [B-3] [B-4] [B-5] Certificates.

          (a) The Purchaser understands that the Class [A-PO] [B-3] [B-4] [B-5] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-PO] [B-3] [B-4] [B-5] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither NASCOR, the Master Servicer nor the Trust Administrator is under any obligation to register the Class [A-PO] [B-3] [B-4] [B-5] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trust Administrator shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to NASCOR and the Trust Administrator as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trust Administrator or NASCOR may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which NASCOR or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Master Servicer or NASCOR. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Master Servicer, any Paying Agent acting on behalf of the Trust Administrator and NASCOR against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Class [A-PO] [B-3] [B-4] [B-5] Certificate shall be made unless the transferee provides NASCOR and the Trust Administrator with a Transferee's Letter, substantially in the form of this Agreement.

          (c) The Purchaser acknowledges that its Class [A-PO] [B-3] [B-4] [B-5] Certificates bear a legend setting forth the applicable restrictions on transfer.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                   [PURCHASER]



                                   By:  ______________________________
                                   Its:  ______________________________

                                    EXHIBIT K


                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1998-5
                       CLASS [M] [B-1] [B-2] CERTIFICATES


                               TRANSFEREE'S LETTER




                            ---------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288


Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-5, Class [M] [B-1] [B-2] Certificates (the "Class [M] [B-1] [B-2] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of February 26, 1998 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator"), and United States Trust Company of New York, as trustee (the "Trustee") of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-5.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the NASCOR, the Master Servicer and the Trust Administrator that:

         Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class [M] [B-1] [B-2] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (June 12, 1995) and
         there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trust Administrator of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.



                                [PURCHASER]



                                By:  _____________________________

                                Its: _____________________________

                                [Reserved]

                                    EXHIBIT L

                 National City Mortgage Inc. Servicing Agreement

              First Union Mortgage Corporation Servicing Agreement

                    FT Mortgage Companies Servicing Agreement

                 The Huntington Mortgage Co. Servicing Agreement

                   Suntrust Mortgage Inc. Servicing Agreement

                   Norwest Mortgage, Inc. Servicing Agreement

                                    EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

     _____________________________ is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-5, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of February 26, 1998 among Norwest Asset Securities Corporation, as Seller ("NASCOR"), Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

     ____________________________   intends   to  resell  all  of  the  Class  B
Certificates directly to the Purchaser on or promptly after the date hereof.

         In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

         In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:



                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

     Collateral  Fund: The fund  established and maintained  pursuant to Section
3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

     Section 1.02 Definitions Incorporated by Reference

     All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.



                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

     Section 2.01 Reports and Notices

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

     (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

     Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings

     (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to
Section 3.01.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection
(c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

     Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

     (a) In  connection  with any  Mortgage  Loan  identified  in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of
liquidation  (plus  all  unreimbursed   interest  and  servicing   advances  and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

     Section 2.04 Termination

     (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

     (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.



                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

     Section 3.01. Collateral Fund

     Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-16. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

     Section 3.02. Collateral Fund Permitted Investments.

     The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest

     The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

     Section 3.04. Collateral Shortfalls.

     In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.



                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS


     Section 4.01. Amendment.

     This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

     Section 4.02. Counterparts.

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices.

     All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

                  (a)      in the case of the Company,

                           Norwest Bank Minnesota, National Association
                           7485 New Horizon Way
                           Frederick, MD  21703

                           Attention:       Vice President, Master Servicing
                           Phone:           301-696-7800
                           Fax:             301-815-6365


                  (b)      in the case of the Purchaser,





                           Attention:


     Section 4.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successors and Assigns.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings.

     The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Confidentiality.

     The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

     Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

     Section 4.09. Indemnification.

     The Purchaser agrees to indemnify and hold harmless the Company, NASCOR, and each Servicer and each person who controls the Company, NASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, NASCOR's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, NASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, NASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    Norwest Bank Minnesota, National Association


                                    By:
                                    Name:
                                    Title:





                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT N

                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1998-5
                               CLASS [A-9] [A-13]


                               TRANSFEREE'S LETTER




                                -------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288

Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland  21703

     The undersigned (the "Purchaser") proposes to purchase Mortgage Pass-Through Certificates, Series 1998-5 Class [A-9] [A-13] (the "Class [A-9] [A-13] Certificates" in the principal amount of $________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of February 26, 1998, the "Pooling and Servicing Agreement"), among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), United States Trust Company of New York, as trustee (the "Trustee") and First Union National Bank, as trust administrator (the "Trust Administrator")of Mortgage Pass-Through Certificates, Series 1998-5.

     Section 2. Representation and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR and the Trust Administrator that:

     (a) The purchaser (x)(i) is a substantial, sophisticated, institutional investor having knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Class [A-9] [A-13] Certificates, such that such investor is capable of evaluating the merits and risks of an investment in the Class [A-9] [A-13] Certificates, and (ii) has a net worth of at least $10,000,000; or (y) will hold the Class [A-9] [A-13] Certificates solely as nominee for a person meeting the criteria set forth in clause (x).

     (b) The Purchaser acknowledges that its Class [A-9] [A-13] Certificates bear a legend setting forth the applicable restrictions on transfer.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                        [PURCHASER]



                                        By:

                                        Its: